Registration Nos. 333-222952

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 6

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

10 Hudson Yards, New York, New York 10001

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or
☒	on May 1, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i), or
☐	on pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 18, 2021

May 1,2021	Securities Act of 1933 File No. 333-222952

PROSPECTUS FOR FLEXIBLE SOLUTIONS® VUL (2018)

Issued by The Guardian Insurance & Annuity Company, Inc. through

The Guardian Separate Account N

10 Hudson Yards, New York, New York 10001

Flexible Solutions® VUL (2018) (Flexible Solutions VUL) (the Policy or Policies) is an individual variable universal life (VUL) insurance policy with an index-linked interest option, offered through Separate Account N (the Separate Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC). It offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options. You also bear the risk that declines in an Index could result in little or no interest being credited to your allocations to the indexed option. Neither the Policy nor the indexed option represents an investment in the stock market or any securities index. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

Any guarantees under the Policy or riders that exceed the value of your interest in the Separate Account are paid from our general account and not from the Separate Account. See Your Allocation Options: The Variable Investment Options: The Separate Account. Therefore, any amounts that we pay under the Policy in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Beginning on or after January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from GIAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from GIAC electronically by contacting us at www.GuardianLife.com to enroll.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-GUARDIAN. Your election to receive reports in paper will apply to all Funds available under your Policy.

The Policy, indexed option and fixed-rate option have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. The Guardian Insurance & Annuity Company, Inc. (GIAC) does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Park Avenue Securities LLC (PAS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives who are registered with the Financial Industry Regulatory Authority (FINRA) and with the states in which they do business. GIAC and PAS are wholly owned subsidiaries of The Guardian Life Insurance Company of America. More information about PAS and its registered persons is available at

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below. Special terms used in connection with the indexed option can be found in “The Indexed Option.”

Additional Sum Insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Alternate Net Cash Surrender Value

For Policies with the Alternate Net Cash Surrender Value Rider, this is the Net Cash Surrender Value plus a percentage of the total of all premium loads, administrative charges, and per $1,000 charges we have deducted and plus a percentage of the applicable surrender charge from the date of issue of your Policy up to and including the date the Alternate Net Cash Surrender Value is calculated. Beginning with Policy Month 84, the Alternate Net Cash Surrender Value equals the Net Cash Surrender Value.

Attained Age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic Sum Insured

The amount of coverage provided by the Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000 ($250,000 for the preferred plus non-tobacco (NT) risk class).

Business Day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange (NYSE) or its successor is open for trading. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the NYSE. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will process on and as of the next following Business Day unless otherwise specified.

Cash Surrender Value

The Policy Account Value less any surrender charges, but not less than zero.

Coverage Year

The year commencing with the effective date of a Policy Segment or with an anniversary of that date.

Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	1

Face Amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, after giving effect to increases made to the Basic Sum Insured and decreases made to the Basic Sum Insured and Additional Sum Insured since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face Amount will be the Basic Sum Insured plus any inforce Policy Segments in effect on the date of determination.

Fund(s) (Portfolio Company(ies)

The open-end management investment companies, each corresponding to a variable investment option.

Good Order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

Guaranteed Coverage Rider

The Guaranteed Coverage Rider ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, so long as the Guaranteed Coverage Requirement is satisfied.

Guaranteed Coverage Rider Minimum Monthly Premium

An amount used to determine whether your Policy satisfies the Guaranteed Coverage Rider Requirement. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Guaranteed Coverage Rider Test

A test that, if satisfied, protects your Policy from lapse when you have an in- force Guaranteed Coverage Rider. To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, as outlined in your Policy, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

Indexed Option definitions can be found in “The Indexed Option.”

Initial Face Amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the preferred plus NT risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and

Issue Date

The date your Policy is issued by GIAC.

Lien Amount

The sum of EAB rider distributions plus capitalized carrying charges less any Lien repayments.

Lien or Liens

The unpaid Lien Amount plus the accrued and unpaid carrying charges.

2	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

Loan Amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayments.

Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified, or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg A

El Paso, TX 79932

Minimum Monthly Premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition, if applicable. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Minimum To Issue Premium

The amount of premium that must be paid in order for your Policy to take effect. It is shown in your Policy. It varies based on issue age, sex and underwriting class of the insured.

Monthly Deduction or Monthly Deductions

The total of the charges due and payable on each Monthly Processing Date.

Monthly Processing Date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net Accumulated Premiums

For death benefit Option 3, at issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made (prior to deductions for premium charges), and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums will be equal to the value of Net Accumulated Premiums prior to the withdrawal decreased by the adjusted amount of the withdrawal. The adjusted amount of the withdrawal is the amount of the partial withdrawal reduced by the portion of the withdrawal, if any, that exceeds Net Accumulated Premiums on the date of the withdrawal. Loan repayments, Lien repayments, and amounts paid under disability benefit riders are not considered premiums for purposes of determining Net Accumulated Premiums.

Net Amount At Risk

On any Monthly Processing Date, the amount calculated as the Net Amount at Risk death benefit less the Policy Account Value. The Net Amount at Risk death benefit is the greater of:

•	the Face Amount, plus the Policy Account Value if Death Benefit Option 2 is in effect, or plus Net Accumulated Premiums if Death Benefit Option 3 is in effect; and

•	the Policy Account Value multiplied by the factor for the appropriate Attained Age shown in the Table of Death Benefit Factors in your Policy.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	3

A separate Net Amount at Risk is determined for the Basic Sum Insured, Additional Sum Insured and for each Policy Segment. The Net Amount at Risk for any Policy Segment can never be less than zero.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt, but not less than zero. The amount of any Lien will be deducted from the Net Cash Surrender Value prior to paying surrender proceeds.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Test

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider and minus Policy Debt and the sum of all previous withdrawals as the Minimum Monthly Premiums up to this date, as outlined in your Policy The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date does not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the indexed option, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account, or less the Loan Amount if there is an indexed loan outstanding. On a Monthly Processing Date, it is the value after subtracting the Monthly Deductions due on that date.

Policy Anniversary

The same date each year as the Policy Date.

Policy Date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

4	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

Policy Debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on the loan.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Policy Year

The year commencing with the Policy Date or with an anniversary of that date.

Surrender Charge Period

The period during which a surrender charge will be payable if you surrender your Policy. The Surrender Charge Period varies depending upon age of the insured when the Policy is issued or the Face Amount increased

Target Premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium for the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium for a Policy Segment is based on the insured’s Attained Age and the underwriting class for that Policy Segment. The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	5

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

During the first 14 years, if you surrender your Policy, we may deduct a surrender charge from the Policy’s cash value. The surrender charge and Surrender Charge Period may differ based on the insured’s age at issue, sex, classification and Face Amount.

For example, a male, issue age 40 in the preferred NT underwriting class with a Policy Face Amount of $500,000 in the first Policy Year, would incur a surrender charge of $20.65 per 1,000 of Basic Sum Insured or $10,325.

Deductions and Charges
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These other charges may include sales charges on premium payments, state and federal premium tax charges on premium payments, and charges for transfers among the investment options.			Deductions and Charges
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex and rating classification). You should view the specifications page of the Policy for the rates that apply to your Policy. There is also a mortality and risk expense charge, a policy charge and a fee in connection with allocations to the indexed account.

You will also bear expenses associated with the Variable Investment Options under the Policy, as shown in the following table.

Deductions and Charges
	Annual Fee	Minimum	Maximum
	Investment Options* (Porfolio Company fees and expenses)	0.49%	1.48%
* As a percentage of Fund assets.
Risks				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a Surrender Charge) and also possible Federal income tax.			Principal Risks
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., variable investment options). Each investment option (including the indexed account and the fixed-rate option) will have its own unique risks, and you should review these investment options before making an investment decision.			Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, including that any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN.			Principal Risks

6	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Risks		Location in Prospectus
Contract Lapse

In general, in any month that your Policy Account Value is not large enough to cover a monthly deduction (i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy fee), your Policy will be in default, and may lapse unless the No Lapse Guarantee or Guaranteed Coverage Rider is in effect and you have satisfied the requirements or you pay additional premiums. Your Policy Account Value can be impacted by poor investment performance of the variable investment options you select. Your Policy may also lapse if Policy loans plus accrued interest reduces the Policy Account Value to zero. Additionally, insufficient premium payments, withdrawals, and policy charges (including increases in those charges) could cause the Policy to lapse and you will no longer have insurance coverage.

If your Policy has lapsed, in most states you may reinstate it within seven years after the date of lapse. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.

Principal Risks
Restrictions		Location in Prospectus
Investment

• We reserve the right to impose a charge for transfers among investment options in excess of the 12.

• We reserve the right to remove or substitute a variable investment option or limit its availability to subsequent premium payments and/or transfers of cash value.

• You may only choose to invest in a maximum of 25 of the Variable Investment Options or 24 of the Variable Investment Options and the fixed-rate option, if available, at any time.

Your Allocation Options
Optional Benefits

• Various optional benefits may be available, in the form of a rider to your Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and (iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.

Other Information – Supplemental Benefits and Riders
Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).

• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Federal Tax Considerations
Conflict of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Other Information – Distribution of the Policies
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Special Features of Your Policy – Exchanging a Policy

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	PROSPECTUS	7

Overview of the Policy

Purpose. The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your cash value among variable investment options and the fixed-rate option.

The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy, the surrender charge may exceed the Policy Account Value and you would receive no proceeds upon surrender.

Premiums. Your Policy will take effect and be issued once you have paid at least your Minimum to Issue Premium. Once it has taken effect, you choose the amount and frequency of premium payments, generally. You select a modal planned premium, which is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan in which each premium must be at least $25.

You can allocate your premiums and cash value among your choice of the indexed option and/or variable investment options. You may also be able to allocate premiums and cash value to our fixed-rate option, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

Payment of insufficient premiums may result in a lapse of the Policy.

Additional information about each variable investment option is provided in Appendix A Funds Available under the Policy beginning on page 85 of this prospectus.

Policy Features

Death Proceeds. The Policy is designed to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

Death Benefit Options. You may choose between three death benefit options:

•	a fixed amount that equals the Policy’s Face Amount;

•	a variable amount that equals the Policy’s Face Amount and the values attributable to your allocation options held in your Policy, which is your Policy Account Value; or

•	a variable amount equal to your Policy’s Face Amount plus the sum of your Net Accumulated Premium (the amount will increase and decrease based on the additional premium payments and withdrawals).

After the first Policy Anniversary, you may change your death benefit option. A change in death benefit option may have tax consequences.

Investment Options. You can allocate premiums and cash value among your choice of variable investment options, each of which corresponds to a mutual fund portfolio. As indicated, you may also be able to allocate premiums and cash value to our fixed-rate option, which provides guarantees of interest and principal. You may change your allocation of future premiums and cash value at any time.

8	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Partial Surrenders. At any time, you may withdraw part of your Policy’s Net Cash Surrender Value. A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition, the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount, which is based on the death benefit you chose. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12. Partial surrenders may have tax consequences.

Transfers and Automatic Transfer Programs. You may transfer your unloaned Policy Account Value in and out of the variable investment options or the indexed option, or into the fixed-rate option, at any time so long as no Lien is outstanding. There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $100, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you have made twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We also reserve the right to limit you to one transfer every 30 days.

Loans. You may borrow all or a portion of the loan value of your Policy. The maximum amount you may borrow, your Policy’s loan value, depends on the type of loan you are taking and is calculated, as of the Business Day we receive your signed written request in Good Order. The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. We charge you a maximum annual interest rate of 4% for standard loans and 6% on indexed loans. Interest accrues daily and is due on each Policy Anniversary. Loans may have tax consequences.

Surrenders. You may surrender the Policy for its Net Cash Surrender Value at any time while the insured is living. Net Cash Surrender Value is equal to your Policy Account Value, including any amount held in the Loan Account, minus any surrender charges, minus any outstanding Policy Debt. A surrender may have tax consequences.

Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the Policy Account Value should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

Supplemental Benefits and Riders. We offer a variety of riders that provide supplemental benefits under the Policy. Riders under this Policy are:

•	No Lapse Guarantee

•	Guaranteed Coverage Rider

•	Accidental Death Benefit Rider

•	Waiver of Monthly Deductsion

•	Disability Benefit Rider

•	Whole Life Purchase Option Rider

•	Select Security Rider

•	Policy Continuation Rider

•	Alternative Net Cash Surrender Value Rider

•	Enhanced Accelerated Benefit (EAB) Rider

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	PROSPECTUS	9

In addition, we offer the following automatic transfer programs:

•	Dollar Cost Averaging Transfer Program

•	Asset Rebalancing

Charges for the riders are deducted monthly. There is no charge with respect to the automatic transfer programs. Your financial representative can help you determine whether any of these riders is suitable for you. These riders may not be available in all states.

Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value. An example of these illustrations can be found in Appendix D of this prospectus on page 91.

10	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering, or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Policy Account Value between the investment options and the fixed-rate option.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge and Current Charge
Premium Charge (includes any applicable premium taxes)[1]	Upon each premium payment	In each of Policy and Coverage Years 1-10[2]: • 8% of premiums paid up to one Target Premium[3] • 4% of premiums paid in excess of one Target Premium[3]
Surrender Charge[4]
Maximum First Year Surrender Charge	Upon full surrender of the Policy[4]	$45.28 per $1,000 of Basic Sum Insured
Minimum First Year Surrender Charge	Upon full surrender of the Policy[4]	$11.22 per $1,000 of Basic Sum Insured
First Year Surrender Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Upon full surrender of the Policy[4]	$20.65 per $1,000 of Basic Sum Insured
		Maximum Guaranteed Charge	Current Charge
Transfer Charge	Upon transfer	$25 per transfer (first 12 per year are free)	None
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Enhanced Accelerated Benefit Rider (EAB Rider) Charge	When benefit is first exercised	$250	$250

[1]

The premium charge includes a charge for applicable premium taxes, which vary from jurisdiction to jurisdiction and, in those jurisdictions that charge them, currently range from 0.08%-5% (and certain municipalities in Kentucky charge an additional premium tax of up to 16% on first year premiums only).

[2]

Premium charges decline after Policy and Coverage Year 10. In each of Policy and Coverage Years 11 and beyond the guaranteed and current charge is 4% of premiums paid up to one Target Premium. For premiums in excess of one Target Premium the current charge is 0% and the guaranteed charge is 4%.

[3]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Basic Sum Insured Target Premium for a non-substandard rated Policy is $2.58 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $115.00 per $1,000 of Face Amount.

[4]

The surrender charge is imposed upon full surrender of the Policy. The surrender charge decreases every year during the Surrender Charge Period until it reaches 0%. The Policy’s surrender charges and the Surrender Charge Period vary based on the insured’s age at issue, sex, and underwriting class for the Initial Face Amount and each increase in Face Amount. The surrender charge shown in the table above maynot be representative of the charges you will pay Contact our Customer Service Office Contact Center or write to us at our Mailing Address

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	11

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Alternate Net Cash Surrender Value Rider Charge	At issue	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)	$1.00 per $1,000 of Basic Sum Insured (with a minimum charge of $250.00 and a maximum charges of $500.00)
Reinstatement Charge	Upon reinstatement

(1)   any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse; plus

(2)   interest on Policy Debt from the date of lapse to the date of reinstatement; plus

(3)   the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; plus

(4)   carrying charges on any Lien from date of lapse to the date of reinstatement

Lost Policy Fee	If a duplicate policy is requested	$100	None

Representative costs may vary from the costs you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the underlying mutual fund fees and expenses.

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Base Contract Charge:
Cost of Insurance[1]
Maximum First Year Charge	Monthly	$5.15 per $1,000 of Net Amount at Risk (NAR)[2]
Minimum First Year Charge	Monthly	$0.01 per $1,000 of NAR[3]
First Year Cost of Insurance Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.10 per $1,000 of NAR

12	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Charge	When Charge Is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Mortality and Expense Risk Charge	Monthly	.25% annually of the Policy Account Value in the variable investment options	.00% annually of the Policy Account Value in the variable investment options
Administrative Expenses[4] (per $1,000)
		Maximum Guaranteed Charge	Current Charge
Maximum Charge	Monthly	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.94 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten Coverage Years for each Policy Segment
Minimum Charge	Monthly	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment in all Policy Years	$0.05 per $1,000 of Basic Sum Insured and each Policy Segment for the first ten Policy Years and first ten coverage Years for each Policy Segment
Administrative Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$0.16 per $1,000 of Basic Sum Insured
Indexed Account Charge	Monthly	1.00% annually of the Policy Account Value in the Indexed Account	.45% annually of the Policy Account Value in the Indexed Account
Policy Charge	Monthly	$7.50	$7.50 to the later of the 30th Policy Anniversary or the insured’s Attained Age 100
Interest on Policy Loans
Standard Loans[5,6]	Annually, in arrears, on the Policy Anniversary	4% annually on all outstanding Policy Debt until the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary. See footnotes for charges thereafter.[6]
Indexed Loans[7]	Annually, in arrears, on the Policy Anniversary	6% annually on all outstanding Policy Debt
Carrying Charges on Liens	Annually, in arrears, on the Policy Anniversary

For Liens up to the Policy Account Value, the lesser of the standard policy loan interest rate and the Variable Interest Rate. For Liens over the Policy Account Value, the Variable Interest Rate.

See “Enhanced Accelerated Benefit (EAB) Rider”

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	13

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Optional Benefits Charges[8]
Accidental Death Benefit Rider (ADB)
Maximum First Year Charge	Monthly	$.11 per $1,000 of ADB Face Amount
Minimum First Year Charge	Monthly	$.06 per $1,000 of ADB Face Amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.07 per $1,000 of ADB Face Amount
Waiver of Monthly Deductions Rider (WMD)
Maximum First Year Charge	Monthly	$.11 per $1.00 of Monthly Deduction
Minimum First Year Charge	Monthly	$.01 per $1.00 of Monthly Deduction
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.04 per $1.00 of Monthly Deduction
Whole Life Purchase Option Rider (WLPO)
Maximum First Year Charge	Monthly	$.40 per $1,000 of WLPO face amount
Minimum First Year Charge	Monthly	$.02 per $1,000 of WLPO face amount
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$.13 per $1,000 of WLPO Face amount

14	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

PERIODIC CHARGES (Other than Mutual Fund Operating Expenses) (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Maximum Guaranteed Charge and Current Charge
Disability Benefit Rider (waiver of specified amount) (DB)
Maximum First Year Charge	Monthly	$9.67 per $100 of the Specified Amount as defined in the DBR
Minimum First Year Charge	Monthly	$.93 per $100 of the Specified Amount as defined in the DBR
Charge for Representative Insured: a male, issue age 40, in the preferred NT underwriting class, with a Policy Face Amount of $500,000 in the first Policy Year	Monthly	$3.06 per $100 of Specified Amount

Representative costs may vary from the cost you would incur. Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

[1]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the Initial Face Amount and each increase in Face Amount. See “Deductions and Charges.” The representative cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[2]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the maximum first year guaranteed or current charge is $34.80 per $1,000 of NAR.

[3]

The charge shown is for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard. For substandard risks the minimum first year guaranteed or current charge is $0.01 per $1,000 of NAR.

[4]

Currently, the administrative charge is imposed for the first 10 Policy Years and Coverage Years only. It is based on the insured’s age, sex, and underwriting class for the Basic Sum Insured and each Policy Segment. See “Deductions and Charges.” The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[5]

After the later of the Insured’s Attained Age 60 or the 10th Policy Anniversary the maximum guaranteed interest rate is 3.5% for all outstanding and new Policy loans, and the current interest rate is 3% for all outstanding and new Policy loans.

[6]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing for a standard loan would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0% thereafter on all outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 60 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[7]

Beginning on the 5th Policy Anniversary, the policyowner will have the option of taking a standard Policy loan or an indexed Policy loan. Only one type of Policy loan may be outstanding at any time. Amounts borrowed from Policy Account Value in the indexed option, if borrowed as an indexed loan, do not go into a separate Loan Collateral Account. These amounts are credited interest at 1.5% for Policy Account Value in the Holding Account and with index-linked interest for Policy Account Value in Indexed Segments.

[8]

Charges for the ADB Rider, the WLPO Rider, the WMD Rider, and the DB Rider vary based on individual characteristics of the insured. The charges shown for the ADB, WMD, and DB riders are for underwriting classes Preferred Plus NT, Preferred NT, non-smoker and standard; for substandard there is an additional multiple increase. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	15

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of the Funds available under the Policy, including their annual expenses, may be found at the back of this Prospectus.

Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Annual Portfolio Company Expenses[1,2]	0.49%	1.48%

[1]

The range of Total Annual Fund Operating Expenses shown above does not take into account any contractual and/or voluntary arrangements under which the funds’ advisers currently reimburse fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

[2]	If a policyowner is deemed to have engaged in “market timing,” a mutual fund may assess redemption fees. See “Frequent Transfers Among the Variable Investment Options.”

16	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

PRINCIPAL RISKS OF INVESTING IN THE POLICY

The principal risks of investing in the Policy are as follows:

Insurance Company Risks An investment in the contract is subject to the risks related to us, including that any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN.

Investment Risk. If you invest your Policy’s cash value in one or more of the variable investment options and/or the indexed option, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy’s cash value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the fixed-rate option, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 1.5%.

Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the Surrender Period, you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the Surrender Period if the partial withdrawal reduces the face amount.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

Risk of Lapse. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the variable investment options and/or indexed option is poor. If your cash surrender value is not enough to pay the Monthly Deduction, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if your Policy has the Guaranteed Coverage Rider or the No Lapse Guarantee. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

Tax Risks. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy’s cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

PRINCIPAL RISKS OF INVESTING IN THE POLICY	PROSPECTUS	17

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax. See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks. A loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options, indexed option, and/or fixed-rate option as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the variable investment options and/or indexed option or receive any higher current interest rate credited to the fixed-rate option.

We also reduce the amount we pay on the insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy’s cash value, any remaining cash value may be insufficient to pay the income tax due.

Limitations on Cash Value in the Fixed Account. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. We can restrict allocations and transfers to the fixed-rate option. You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

Risks of the Underlying Mutual Funds. A comprehensive discussion of the risks associated with each of the underlying mutual funds can be found in the prospectuses, which you can obtain by calling 1-888-GUARDIAN (1-888-482-7342). There is no assurance that any of the underlying mutual funds will achieve its stated investment objective.

BUSINESS CONTINUITY RISK

Our variable product business is highly dependent upon our employees, and the employees of our service providers and business partners, being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include, among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of policy-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit

18	PROSPECTUS	PRINCIPAL RISKS OF INVESTING IN THE POLICY

values, or have other possible negative impacts. There can be no assurance that we, or our service providers, will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

CYBER SECURITY RISK

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your Policy transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

PRINCIPAL RISKS OF INVESTING IN THE POLICY	PROSPECTUS	19

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC. Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. Where a provision may vary by state, it is noted below. The terms applicable to your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible Solutions VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the preferred plus NT risk class). To issue a Policy:

•	the insured must be age 85 or under (age 18-80 for preferred plus NT, preferred NT, standard, and sub-standard smoker risk classes) and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

If you are interested in replacing an existing policy with this Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Policy with the same benefits for men and women.

Corporate-owned Policies

If this Policy is issued as a corporate-owned policy, the employee must consent in writing to: (i) being insured under the Policy, (ii) the employer being a beneficiary of any proceeds payable upon the death of the employee,

(iii) coverage continuing after employment terminates, and (iv) future increases in the Face Amount under the Policy without additional consent (up to the maximum stated). In addition, if you are a corporation that is purchasing the Policy to cover multiple lives, you will be required to purchase the Alternate Net Cash Surrender Value Rider. GIAC will not issue the EAB Rider for corporate-owned multiple life policies.

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. If we backdate your Policy, you must pay the aggregate Monthly Deduction due from the backdated Policy Date to the date your Policy takes effect. This amount becomes part of your Minimum to Issue Premium. See “Premiums, Deductions and Charges — Premiums.” Certain states may not permit us to backdate a Policy. You should refer to your Policy for further details.

20	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

Purchasing Policies in connection with 1035 exchange transactions

If you are replacing existing policies with Flexible Solutions VUL in a 1035 exchange transaction, the Policy Date will be the Business Day on which we first received premium attributable to the Policy. The Issue Date will be the Business Day on which all underwriting and administrative requirements are satisfied and all premiums have been received by GIAC, but the premium will be held in the general account until all delivery requirements are met. Once all delivery requirements are met:

(i)	any premiums received that were to be allocated to the fixed-rate option will be transferred to the fixed-rate option and interest at the fixed-rate option interest rate will be credited from the date the premium was received to the date all delivery requirements are met;

(ii)	any premiums received that were to be allocated to the variable investment options will be transferred to the Fidelity VIP Government Money Market Portfolio, or other money market fund that we make available, and interest at the money market fund interest rate will be credited from the date the premium was received to the date all delivery requirements are met and then transferred in accordance with the policyowner’s allocation instructions; and

(iii)	any premiums received that were to be allocated to the indexed option will be transferred to the indexed option’s Holding Account and credited with applicable interest from the date the premium was received to the date all delivery requirements are met; money will be transferred to an Indexed Segment on the Indexed Segment Start Date that falls on or after the date all delivery requirements are met.

THE POLICYOWNER

The policyowner is the person named in the application or in any later change shown in our records. While the insured is living and subject to any assignment on file with us, the policyowner alone has the right to receive all benefits and exercise all rights this policy grants or we allow. We will not be bound by the provisions of any trust agreement. We will not be responsible for the actions of any trustee and will be fully discharged in making any payments to such trustee.

If the policyowner is not the insured, the owner may name or change a successor owner who will become the new owner upon the owner’s death. The request to name or change a successor owner must be in Good Order and includes supplying any required information about the successor owner. The request will then take effect as of the date that it is signed unless otherwise specified by the owner. Successor owners do not share in the benefits under this policy while an owner is living.

If the owner dies and there is no joint owner, the next designated successor owner then living will become the new owner. If none is then living, the owner’s estate will become the new owner.

Multiple Owners

More than one person may be named as owner. In that case, the named owners may be designated either as joint owners or as successor owners. When joint owners are named, all owners share equally in all rights under this policy. Except for transfers, any request for a policy transaction or change must be signed by all of the joint owners named in our records. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s) equally on the date we receive proof of such death.

Changes in Ownership

You may change an owner by written request in Good Order including supplying any required information about the new owner. Unless otherwise specified by the owner, the change will take effect as of the date the request is signed, whether or not the insured is living when we receive the request in Good Order. However, the change will not apply to any payments made or actions taken by us on or before the date that the request is received in Good Order.

ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY	PROSPECTUS	21

THE BENEFICIARY

The beneficiary is the person named to receive the proceeds when the insured dies. Typically, if the Policy is owned by a corporate employer or trust, the policyowner is named as the beneficiary. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we

Trust as Beneficiary

If a trust is named as a beneficiary and no qualified trustee makes a claim to the death proceeds within one year after payment becomes due to the trust, or satisfactory evidence is provided that no trustee can qualify to receive such payment, the proceeds will be paid as if the trust had not been named. We will not be responsible or be liable for any actions taken by the trustee and for all amounts paid to, or at the direction of, the trustee. We will not be responsible for the validity of any trustee arrangement. Any change in trustee will not be valid until we receive written evidence of such change in Good Order.

22	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS VUL POLICY

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

You may purchase an Additional Sum Insured under the Policy, which provides additional insurance coverage in addition to the Basic Sum Insured. The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See “Deductions and Charges;” “Death Benefit Options;” and “Federal Tax Considerations.”

You should also consider several factors in deciding whether to purchase coverage as Basic Sum Insured only or Basic Sum Insured plus Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured.

•

The Additional Sum Insured will have its own Target Premium, in addition to the Basic Sum Insured Target Premium. However, the Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage as Additional Sum Insured, rather than only the Basic Sum Insured.

You may purchase Additional Sum Insured coverage only at issue. It cannot be added to your Policy as part of a Face Amount increase.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Test is satisfied.

The No Lapse Guarantee is provided at issue on all Policies where the insured is not older than Attained Age 75 on the Policy Date and where the insured is determined to be (by our underwriting staff) a standard or better risk with no extra charge on the cost of insurance rates due to adverse underwriting risk. The No Lapse Guarantee Period varies depending on the age of the insured on the Policy Date. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Test on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable disability benefit rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of Minimum Monthly Premiums, as outlined in your Policy, up to this date. The sum of the Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include the Minimum Monthly Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

BENEFITS AND POLICY VALUES	PROSPECTUS	23

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Test. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the sum of all previous withdrawals, as the sum of the original Minimum Monthly Premium for the period up to the increase, plus the new Minimum Monthly Premium for the period after the increase in your Policy’s Face Amount.

If your Policy satisfies the No Lapse Guarantee Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, the Policy will not enter the grace period and any Monthly Deduction charges that were due and unpaid will be waived.

If your Policy does not satisfy the No Lapse Guarantee Test, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount needed to bring the Policy Account Value less Policy Debt up to zero, or the amount required to satisfy the No Lapse Guarantee Test. If you do not make the required payment, the Policy will lapse. See “Default.” While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

GUARANTEED COVERAGE RIDER

The Guaranteed Coverage Rider ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect until termination of the Guaranteed Coverage Rider, so long as the Guaranteed Coverage Rider Test is satisfied.

The Guaranteed Coverage Rider is provided at issue on all policies that have elected death benefit Option 1 where the insured is not older than age 75 on the Policy Date and is not rated sub-standard. There is no charge for this rider, and it cannot be added after issue. Coverage under the Rider begins on the Policy Date and terminates upon the earliest of:

•	the Policy Anniversary nearest to the insured’s Attained Age 85;

•	the expiration of the Policy’s grace period, unless the amount required to be paid, as described in the “Default” section of this Prospectus, is paid.

•	the effective date of any increase in Face Amount if the insured is rated substandard for that increase.

Once terminated, the Guaranteed Coverage Rider cannot be reinstated.

To satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction, less Policy Debt is less than zero and the No Lapse Guarantee is not satisfied or not in force, you must have paid at least as much into your Policy, including amounts credited under any applicable Disability Benefit Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal, as the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums for all previous policy months up to the current Monthly Processing Date, accumulated at 4.5% annual interest. The sum of the Guaranteed Coverage Rider Minimum Monthly Premiums up to the applicable Monthly Processing Date shall not include Guaranteed Coverage Rider Minimum Monthly Premiums for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider. You may make a payment to catch up with this requirement.

24	PROSPECTUS	BENEFITS AND POLICY VALUES

Your Guaranteed Coverage Rider Minimum Monthly Premium is shown in your Policy. If you increase the Face Amount of your Policy after the first Policy Year, your Guaranteed Coverage Rider Minimum Monthly Premium will change, which in turn changes the amount that you must contribute in order to satisfy the Guaranteed Coverage Rider Test. As of the most recent Monthly Processing Date, you must have paid at least as much into your Rider, and minus Policy Debt and the accumulated value of all previous withdrawals, accumulated at 4.5% annual interest from the date of the applicable payment, crediting or withdrawal as the sum of the original Guaranteed Coverage Rider Minimum Monthly Premiums for the period up to the increase, plus the new Guaranteed Coverage Rider Minimum Monthly Premiums for the period after the increase in your Policy’s Face Amount, accumulated at 4.5% annual interest.

If your Policy satisfies the Guaranteed Coverage Rider Test while the rider is in force on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), the Policy will not enter the grace period and any Monthly Deductions that were due and unpaid will be waived.

If your Policy does not satisfy the Guaranteed Coverage Rider Test on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero (and the Policy’s No Lapse Guarantee is not satisfied or not in force), you will have a 61-day grace period from that date to make a required payment equal to the least of (i) the amount needed to bring the Policy Account Value less Policy Debt up to zero, (ii) the amount required to satisfy the No Lapse Guarantee Test, if applicable, under the Policy, or (iii) the amount necessary to satisfy the Guaranteed Coverage Rider Test. If you do not make the required payment, the Policy will lapse. See “Default”. While you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

Comparing the No Lapse Guarantee and the Guaranteed Coverage Rider

The No Lapse Guarantee and the Guaranteed Coverage Rider provide similar benefits in that both are designed to keep your Policy from lapsing when your Policy Account Value less your Monthly Deduction and any Policy Debt is less than zero on a Monthly Processing Date provided the applicable requirements are satisfied. You do not need to choose between these two benefits; they are added to your Policy at no charge provided certain issue requirements are met. The No Lapse Guarantee has a shorter duration than the Guaranteed Coverage Rider and has lower required premiums. Because of the difference in premium structure, it is possible, if you have both benefits, to fail the Guaranteed Coverage Rider Test, but still have No Lapse Guarantee coverage. The chart below compares key aspects of the two benefits.

BENEFITS AND POLICY VALUES	PROSPECTUS	25

	No Lapse Guarantee		Guaranteed Coverage Rider
Issue Age	Up to Insured’s Age 75		Up to Insured’s Age 75

Term	Issue Age	Period	Terminates at age 85
	0 – 65 66 – 69 70 – 75 76 – 85	10 years Grades from 9 to 6 years 5 years No Benefit

Death Benefit Option	Available with any death benefit option		Available with death benefit option 1 only

Charge	None		None

Rating Class	Non-substandard		Non-substandard

Premiums required to satisfy tests

Policy will pass the No Lapse Guarantee Test if, on the applicable Monthly Processing Date (A) is at least as large as (B) where:

(A) equals the sum of premiums paid, including any (gross) amounts credited under the Disability Benefit Rider less the sum of all previous partial withdrawals, and

       less any outstanding Policy Debt; and

(B) equals the sum of the Minimum Monthly Premium in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: No Lapse Guarantee premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider.

Policy will pass the Guaranteed Coverage Rider Test if (A) is not less than (B), where:

(A) equals the accumulated value ‘of premiums paid, including (gross) amounts credited under the Disability Benefit Rider less the accumulated value of all previous partial withdrawals, and less any outstanding Policy Debt; and

(B) equals the sum of the Guaranteed Coverage Rider Minimum Monthly Premiums in effect at the beginning of each Policy Month up to and including the current Policy Month

Note: Both accumulations are done at 4.5% interest rate.

Guaranteed Coverage Rider Minimum Monthly Premiums are not added to (B) for any month in which the Monthly Deduction is waived under the Waiver of Monthly Deductions Rider.

26	PROSPECTUS	BENEFITS AND POLICY VALUES

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options (Option or Options) with this Policy. You must choose the Option you want when you complete your application. You should choose the Option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option

The Option you elected will take effect and be issued as part of the Policy once you have paid at least your Minimum to Issue Premium.

1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See “Changing Your Death Benefit Option.”

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 1, if your investments perform well and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if greater than zero, or

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 2, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

BENEFITS AND POLICY VALUES	PROSPECTUS	27

•

the minimum death benefit required under Section 7702 as calculated on the Monthly Processing Date preceding the date of death, less any partial withdrawals that may have occurred after that Monthly Processing Date; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code, as calculated as of the date of death.

Under Option 3, as under Option 1, if your investments perform well, then the Net Amount at Risk will generally be lower. Also, the more premiums you pay, the lower your Net Amount at Risk will generally be. When your Net Amount at Risk is reduced, the amount that we deduct for the cost of insurance charges each month may also go down.

Age 100 and After

At the insured’s Attained Age 100, current charges, with the exception of the Indexed Account Charge, are zero and Additional Sum Insured coverage terminates; interest on Policy loans and carrying charges on Liens will continue to be charged.

On the Policy Anniversary closest to the insured’s 121st birthday you may request that a maturity benefit equal to the Policy’s Net Cash Surrender Value be paid to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

If you do not request the maturity benefit, this Policy will continue subject to the following rules:

•	No additional premiums can be paid,

•	The death benefit option shall be changed to Option 1 and no further death benefit option changes can be made,

•	The Monthly Deduction will be zero,

•	Interest on Policy Debt will continue to be charged and normal loan processing will continue; however, any indexed loans outstanding will be converted to standard loans,

•	Lien carrying charges will continue to accrue;

•	No partial withdrawals may be made; full surrenders are allowed, and

•

All Policy Account Value not supporting a Policy Loan is transferred to the fixed-rate option. If the Indexed Option Alternate Account value is greater than the value of the indexed option at that time, the difference will also be transferred to the fixed-rate option.

Section 7702 — Life Insurance Qualification

The Policy is intended to qualify under Section 7702 of the Internal Revenue purposes. The provisions of the Policy and any additional benefits by rider will be interpreted to ensure such qualification, notwithstanding language to the contrary.

Section 7702 requires a minimum death benefit payable in order for policies to qualify as life insurance.

We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). If you elect death benefit Option 2 or 3, you decide which test you want used when you complete your application. If you elect death benefit Option 1, we will use the Cash Value Test.

28	PROSPECTUS	BENEFITS AND POLICY VALUES

If you do not make an election on your application, we will assume that you intended to elect the Guideline Premium Test.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Comparing the Death Benefit qualification tests

Effect of choice of test on:	Cash Value Accumulation Test	Guideline Premium and Cash Value Corridor Test
Premium payments	Allows flexibility to pay more premium	Premium Payments are limited under the Internal Revenue Code
Death benefit	Generally higher as Policy duration increases	May be higher in early years of the Policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except in early years of the Policy
Face amount decreases	Will not require return of premium or distribution of Policy Account Value	May require return of premium or distribution of Policy Account Value to continue Policy as life insurance

The minimum death benefit required on any date is the greater of the Policy Account Value or, if applicable, the Alternate Net Cash Surrender Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test. For purposes of calculating the minimum death benefit, if the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be added to the Policy Account Value.

See the “Statement of Additional Information” for further information on

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option from Option 2 or 3 to Option 1, as long as the insured is alive when we make the change.

No evidence of insurability will be required for death benefit option changes. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt in Good Order of your signed request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option to Option 1, we will increase the Policy’s Face Amount to keep the death benefit the same immediately before and after the change. The increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount. If you change the death benefit to Option 1, and you have selected the Guideline Premium qualification test, you may retain that test.

We do not deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option. The administrative charge and Target Premiums are not affected by a change in death benefit options.

Limitations on your right to change the death benefit option

We will not approve any request to change the death benefit option:

•	if the Monthly Deduction is being waived under the Waiver of Monthly Deductions rider;

•	if you exercise the benefit under the Policy Continuation Rider. If you do so, we will change your death benefit to Option 1 and no subsequent changes will be permitted;

•	If you exercise the benefit under the EAB Rider. If you do so, we will change your death benefit to Option 1 and no subsequent changes will be permitted;

BENEFITS AND POLICY VALUES	PROSPECTUS	29

•	once the insured has reached Attained Age 121. When this occurs, the death benefit option is automatically changed to Option 1 and no further changes are permitted; or

•	if the Face Amount after the change would be less than the minimum required Face Amount.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. The proceeds payable are calculated as set forth in “Policy Proceeds.” If there is reason to dispute the Policy, then we may delay the payment of death benefits. See the “Statement of Additional Information.”

Other Benefits Under the Policy

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit may be found in the Fee Table.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Dollar Cost Averaging Transfer Option	Allows you to transfer the same dollar amount from an available money market variable investment option to another allocation option or options each month	Standard	• Not available if a Lien is outstanding • Must transfer at least $100 for each allocation
Automatic Rebalancing	Allows you to automatically rebalance your Policy Account Value in variable investment options every three months to maintain your desired asset allocations	Standard	• Not available if a Lien is outstanding • Does not apply to the fixed-rate or indexed options
No Lapse Guarantee	Ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt means that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero	Standard

• Insured must be 75 or younger on the Policy Date

• Terminates at end of stated period based on Insured’s age at issue

• Not available on policies rated sub-standard or with a flat extra

• Subject to No Lapse Guarantee Test to keep your Policy in force

Guaranteed Coverage Rider	Ensures that your Policy, and any applicable riders, will not lapse, even if poor investment performance and/or excess Policy Debt means that the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, on a Monthly Processing Date, is less than zero	Standard

• Insured must be 75 or younger on the Policy Date

• Only available with death benefit Option 1

• Terminates at age 85

• Not available on policies rated sub-standard or with a flat extra

• Subject to Guaranteed Coverage Rider Test to keep your Policy in force

30	PROSPECTUS	BENEFITS AND POLICY VALUES

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Accidental Death Benefit Rider	Provides an additional death benefit if death is due to an accident on or before the Insured’s 75th birthday	Optional	• Only available at issue • Maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount • Issue Ages 5-65
Waiver of Monthly Deductions	Provides for the waiver of all Monthly Deductions when the insured is totally disabled	Optional

• Only available at issue

•  Continues for life if the disability occurs prior to age 60

• Terminates at age 65 (if not disabled)

• Only available on Policies with Face Amount less than $5,000,000 for standard or higher underwriting classes ($3,000,000 for substandard through Class 4)

• Issue ages 5-55

Disability Benefit Rider	Provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner	Optional

• Only available at issue

• Continues for life if the disability occurs prior to age 60

• Terminates at age 65 if not disabled

• Only available on Policies with Face Amount less than $5,000,000 ($3,000,000 for substandard through Class 4)

• Issue ages 5-55

Whole Life Purchase Option Rider	Allows the policyowner to purchase, at specified dates, without evidence of insurability a whole life policy	Optional	• Age limits apply • Only available at issue • Cannot exceed the lessor of $250,000 or the Initial Face
Select Security Rider	Prevents the policyowner from making certain changes without the consent of the policyowner’s employer	Optional
Policy Continuation Rider	Allows the Policy to continue with a reduced death benefit if the Policy is in danger of lapsing because of excessive policy loans	Standard

• Must elect the Guideline Premium Test

• Only available at issue

• Any indexed loans will be changed to standard loans, any unloaned Policy Account Value will be transferred to the fixed-rate option and the excess of the Indexed Option Alternate Account value over the indexed option value will be transferred to the fixed-rate option

• May have tax consequences

BENEFITS AND POLICY VALUES	PROSPECTUS	31

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions / Limitations
Alternate Net Cash Surrender Value Rider	Provides high early cash value in the Policy during the first 84 Policy Months	Optional

• Maximum issue age is 85

• Only available at issue

• Required for corporate owned policies covering multiple lives

• Surrender must occur prior to the completion of the seventh Policy Year to receive a benefit

• Minimum Policy Face Amount of $250,000 required

• Any outstanding Policy Liens will reduce the Alternate Net Cash Surrender Value paid

Enhanced Accelerated Benefit Rider (Accelerated Death Benefit)	Provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill and certain conditions are met	Optional	• Only available at issue • Not available for corporate-owned policies insuring multiple lives • Issue ages 15-75
Exchange of Policy Provision	Provides the policyowner the ability to exchange this Policy for a level premium fixed-benefit whole life policy that Guardian makes available on an original age basis.	Standard	• May be exercised until the insured’s attained age 90

32	PROSPECTUS	BENEFITS AND POLICY VALUES

POLICY VALUES

The following is a detailed breakdown of how we calculate the different

Amounts in the Separate Account

Any Net Premiums or Policy Account Value that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, exercise the EAB Rider, or when we withdraw your Monthly Deduction, or make dollar cost averaging or portfolio rebalancing transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and/or index returns and the ongoing Monthly Deduction can cause your Policy Account Value less Policy Debt to drop below zero.

Note that you bear all risks associated with the variable investment options in the Separate Account.

Policy Account Value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate option, the indexed option, and the variable investment options, any Policy values that may be in the Loan Account as collateral for a standard Policy loan and any Policy values in the fixed-rate option supporting a Lien. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or the indexed option, or interest we credit on the Loan Account or to the Lien Amount; minus

•	the sum of your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value. The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance and ongoing Monthly Deductions can cause your Policy Account Value less Policy Debt to drop

CASH SURRENDER VALUE, NET CASH SURRENDER VALUE, AND ALTERNATE NET CASH SURRENDER VALUE

Cash Surrender Value is the Policy Account Value minus any surrender charges. Surrender charges apply to a full surrender of the Policy during the Surrender Charge Period. The Policy’s Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy, provided there are no outstanding Liens. It is the Cash Surrender Value minus any Policy Debt. Any outstanding Liens will reduce the Net Cash Surrender Value amount paid to you at the time of surrender.

BENEFITS AND POLICY VALUES	PROSPECTUS	33

Partial Surrenders. At any time, you may withdraw part of your Policy’s Net Cash Surrender Value. A partial surrender will reduce your Policy Account Value by the amount of the partial withdrawal. In addition, the Face Amount will be reduced by the amount of any partial surrender that exceeds the reduction-free partial surrender amount, which is based on the death benefit you chose. The minimum partial surrender is $500. We have the right to limit the number of partial surrenders you make in a Policy Year to 12. Partial surrenders may have tax consequences.

Alternate Net Cash Surrender Value Rider

If your Policy has the Alternate Net Cash Surrender Value Rider, you may receive the Policy’s Alternate Net Cash Surrender Value when you surrender, if the surrender occurs prior to the completion of the seventh Policy Year. This rider is available at issue only and is required for corporate owned policies covering multiple lives. A minimum Policy Face Amount of $250,000 is required and the maximum issue age is 85.

The Policy’s Alternate Net Cash Surrender Value as of the date of calculation is the lesser of (a) and (b) where (a) is:

•	100% of premiums paid minus withdrawals and Policy Debt;

and (b) is: the sum of

•	Net Cash Surrender Value PLUS

•	A percentage (from Appendix B) of premium charges, administrative charges, and per $1,000 charges paid or deducted as of the date of surrender PLUS

•	A portion of the full surrender charges that would be payable as of the date of surrender

•	The additional surrender charge value is the amortization percentage from Appendix B multiplied by the lesser of:

•	The full surrender charge; or

•	The difference between (a) the Policy Account Value less Policy Debt, and (b) the Net Cash Surrender Value

After the first Policy Anniversary, the percentages used to determine the Alternate Net Cash Surrender Value decrease every Policy Month until they are zero after completion of the 83rd Policy Month. Beginning with the 84th Policy Month your Alternate Net Cash Surrender Value will be equal to the Net Cash Surrender Value. See Appendix B.

Any outstanding Policy Liens will reduce the Alternate Net Cash Surrender Value paid to you.

If the Policy is fully surrendered prior to the 84th Policy Month but the surrender proceeds are intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Net Cash Surrender Value will not apply. If this is the case, your Net Cash Surrender Value will be equal to the Cash Surrender Value less Policy Debt. We will also deduct any Liens from this amount prior to

34	PROSPECTUS	BENEFITS AND POLICY VALUES

HYPOTHETICAL EXAMPLE

This hypothetical example illustrates how the Alternate Net Cash Surrender Value Rider might work assuming a policy issued to a 40 year old male, Preferred NT underwriting class and a face amount of $500,000. The Target Premium is $6,830.00 and has been paid each year for the last five Policy Years. In addition, a total of $7,922.00 has been paid/deducted from the Policy Account Value for premium loads, administrative charges and per $1,000 charges during that time. If the Policy were surrendered on the fifth Policy Anniversary, the applicable surrender charge would be $7,330.00. However, taking into account the Alternate Net Cash Surrender Value Rider, and assuming no withdrawals, no Policy Debt and no Liens, the policyowner would receive the lesser of (a) or (b) as calculated below:

(a)		OR	(b)
100% of Gross Premiums	$6,830.00 x 5		Net Cash Surrender Value on fifth Policy Anniversary assuming a Policy Account Value of $36,000.00	$28,670.00
Minus withdrawals	$0
Minus Policy Debt	$0		Plus an amortized percentage (from Appendix B) of total premium loads, administrative charges and per $1,000 charges	40% x $7,922.00 = $3,168.80
Minus Policy Liens	$0		Plus an amortized percentage (from Appendix B) of the applicable surrender charges	40% x $7,330.00 = $2,932.00
Total ANCSV	$34,150.00		Total ANCSV	$34,770.80

Since (a) ($34,150.00) is less than (b) ($34,770.80), the policyowner’s Alternate Net Cash Surrender Value in this example is $34,150.00.

See the “Charges and Deductions Tables” for information on the charges associated with the Alternate Net Cash Surrender Value Rider.

Some states may require that the benefit provided by the Alternate Net Cash Surrender Value be available even if the Policy is surrendered in a 1035 exchange. You should refer to your Policy for further details.

If you are a corporation that is purchasing the Policy as part of a multiple life case, you will be required to purchase the Alternate Net Cash Surrender Value Rider. If you are an individual who desires the ability to have early access to cash values in the event of emergency without normal surrender charges, you might want to consider purchasing this rider. However, the Policy Account Value will be slightly lower than if this rider is not elected because of the one-time initial charge for this rider.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. But even if this happens, your Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee test Condition is satisfied or if the Guaranteed Coverage Rider is in effect and the requirements are satisfied. See “No Lapse Guarantee,” and

BENEFITS AND POLICY VALUES	PROSPECTUS	35

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid at least your Minimum to Issue Premium and the Policy has been delivered. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to certain limitations. See “Limitations on Premiums.”

Issuing the Policy. Your Minimum to Issue Premium is the minimum amount you must pay to put your Policy inforce. It is shown in your Policy. If your Policy is backdated then your first premium payment must be enough to cover each Monthly Deduction due between the Policy Date and the date your Policy takes effect.

Subsequent premiums. When you apply for your Policy, you must choose a modal planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested, but you are under no obligation to pay a premium as long as the Policy Account Value less Policy Debt, after subtracting the Monthly Deduction, is not less than zero.

All premiums must be paid to GIAC at its Mailing Address. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your Policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

If you cancel a premium payment we will refund the payment and, if the Net Premium has already been allocated, we will reverse the investment options chosen. If your premium payment is returned by your bank for insufficient funds, we will write to you to request a replacement check. If a valid replacement check is not received within 10 days of our written request, we will reverse the investment options to which your Net Premium has been allocated. We reserve the right to hold you responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. If we exercise this right we will recoup any losses resulting from a decline in the value of the investment options by deducting such losses from your Policy Account Value or pursuing legal remedies available to us.

Subsequent premium payments through pre-authorized checking plans. If you choose to pay subsequent premiums through a pre-authorized checking plan, each premium must be at least $25. We will automatically deduct premium payments each month from an account you designate. We will not send a bill or a confirmation for these automatic payments. You may commence this service at any time, unless your policy has entered its grace period. If we are unable to obtain the premium payment from your account, we may automatically switch you to quarterly billing.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium, unless the payment is necessary to keep the Policy in force.

Under the Cash Value Accumulation Test, the maximum premium we will accept is the greater of three times the Target Premium or the largest premium that will not generate a Corridor Death Benefit. We may accept larger amounts if the insured meets our insurance requirements. We will refund to you any portion of a premium payment that exceeds this limit with interest at an annual rate of 6% within 60 days of receipt, unless the payment is necessary to keep the Policy in force.

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Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If (i) your payment is not identified as a premium payment, (ii) you do not provide specific instructions, with your payment or (iii) if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

For any portion of a payment that is a premium payment, the Net Premium is credited to the Policy Account Value and allocated first to pay any due and unpaid Monthly Deductions and any remaining amount is allocated to the variable and fixed-rate investment options according to any instructions that accompany the payment or, if none, the most recent allocation instructions on file. For any portion of a payment that is a loan repayment, the payment is applied first to repay any Policy Debt and then as a premium payment.

Your initial premium will be credited when the Policy is issued. Thereafter, we normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account during this period accrues to the benefit of GIAC.

See “How Your Premiums Are Allocated” and “Policy Loans” for specific information on how your payments are distributed among the fixed-rate, indexed and variable investment options.

How your premiums are allocated

When you make a premium payment, the amount that remains after we deduct the premium charge (see “Deductions and Charges”) is the Net Premium. We invest your Net Premiums in the fixed-rate option, indexed option and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value. Currently, there is no limit to the number of allocation options to which you may direct your Net Premiums and Policy Account Value, although we reserve the right to impose limitations in the future. As part of your initial application, you tell us how you would like your Net Premiums applied among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net Premiums are invested at any time by telling us in writing at our Mailing Address or by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your agent or calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). See “Transfers Among the Allocation Options,” for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Mailing Address, but will not affect any existing Policy values. To change the allocation of existing Policy Account Value, you must request a transfer. See “Transfers Among the Allocation Options.”

DEFAULT

Policies without the No Lapse Guarantee or Guaranteed Coverage Rider

On any Monthly Processing Date, if your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero, your Policy will enter the grace period. The grace period is a 61-day period beginning on that Monthly Processing Date. Your Policy remains in force during the grace period and a death benefit is payable should the insured die during the grace period but before the Policy lapses. The death benefit payable during the grace period will be reduced by the amount necessary to bring the Policy Account Value to zero and by any outstanding Policy Debt.

We will tell you that your Policy has entered the grace period and is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of the grace period. If we do not receive the required

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payment by the end of the grace period, your Policy will lapse. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details. There are certain exceptions. See “Policies with the No Lapse Guarantee or Guaranteed Coverage Rider” below.

Please note that while you need only make the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on your policy loan” and “Repaying your policy loan” in the section titled “Policy Loans.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed- rate, indexed and variable investment options according to your allocation instructions.

Required loan repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest onyour policy loan.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation. Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details.

We do not deduct a surrender charge upon Policy lapse.

Policies with the No Lapse Guarantee or Guaranteed Coverage Rider

If your Policy’s No Lapse Guarantee is in force, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date as long as the No Lapse Guarantee Test is satisfied. See “No Lapse Guarantee.”

If your Policy’s No Lapse Guarantee is not in force or the No Lapse Guarantee Test is not satisfied, we will check to see if your Policy has the Guaranteed Coverage Rider. If the Guaranteed Coverage Rider is in force and you have satisfied the Guaranteed Coverage Rider Test, your Policy is protected from lapsing, even if the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date.

See “Guaranteed Coverage Rider.”

Required Payment

If your Policy entered the grace period because your Policy Account Value, after subtracting the Monthly Deduction and Policy Debt, is less than zero on a Monthly Processing Date, and neither the No Lapse Guarantee nor the Guaranteed Coverage Rider is not available to you, your required payment will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero as of the date the Policy entered the grace period.

If your Policy entered the grace period because of a failure to satisfy the No

Guaranteed Coverage Rider, your required payment will be the lesser of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Test.

If your Policy entered the grace period because of a failure to satisfy the Guaranteed Coverage Test requirement, your required payment will be the least of (i) the amount required to bring the Policy Account Value less any Policy Debt to an

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amount equal to or greater than zero, or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Test, if applicable, or (iii) the amount necessary for your Policy to satisfy the Guaranteed Coverage Rider Test.

If you do not make the required payment before expiration of the grace period, the Policy will lapse. Please note that while you need only make the amount of the required payment to keep your Policy from lapsing currently, we will recommend that your required payment be supplemented by an additional amount as set forth in the default notice we will send to you in order to help prevent your Policy from entering the grace period again on a subsequent Monthly Processing Date.

Payments made during a grace period are applied first as a loan repayment, if applicable. See “Interest on Your Policy Loan” and “Repaying Your Policy Loan.” Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate, indexed and variable investment options according to your allocation instructions.

Required Loan Repayments

If, at any time, you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due, your Policy will enter the grace period and we will require you to make a loan repayment. See “Interest on Your Policy Loans.” If you do not make the required loan repayment by the end of the grace period, the Policy will lapse. We will notify you at least 30 days before the end of the applicable grace period and advise you of this situation.

Depending on the state in which your Policy is issued, you may receive more than 30 days’ notice that your Policy is in danger of lapsing. You should refer to your Policy for further details. If the Policy is within the No Lapse Guarantee Period or you have the Guaranteed Coverage Rider, and you satisfy the applicable conditions, a loan repayment will not be required and your Policy will not lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee or Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

REINSTATING YOUR POLICY

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to five years after the date of lapse.

To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse. Policy Debt will grow at the maximum applicable policy loan interest rate (or for indexed loans, at 3%) from the date of lapse to the date of reinstatement. For standard loans we will also credit interest to the Loan Account from the date of lapse to the date of reinstatement as described in “Policy Loans.”

•

you must pay any carrying charges on any Lien from the date of lapse to the date of reinstatement. Liens will grow at the maximum applicable rate as described in “Carrying charges on Liens” in the section titled “EAB Rider Distributions (Liens).” We will also credit interest on the outstanding Lien Amount from the date of lapse to the date of reinstatement as described in the “EAB Rider Distributions (Liens)” section.

•	you must pay any amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

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•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Policy Date. Your reinstated policy will have a new two year contestable period. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus any required premium payment described above.

If on the date of lapse the Indexed Option Alternate Account value exceeded the Policy Account Value attributable to the indexed option, the Indexed Option Alternate Account will be reinstated at an amount equal to its value on that date less any sums from the Indexed Option Alternate Account that were paid to you when the Policy lapsed, accumulated at 2.5% interest from the date of lapse to the date of reinstatement.

The Lapse Guarantee and the Guaranteed Coverage Rider will not be reinstated even if the Policy lapsed during the No Lapse Guarantee Period or while the Guaranteed Coverage Rider was inforce. If this Policy lapses and is subsequently reinstated, the right to exchange the Policy for a level premium fixed benefit whole life policy, as described in the “Exchanging a Policy” section, will be

DEDUCTIONS AND CHARGES

GIAC assesses various charges that are required to maintain your Policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•	certain administrative and other expenses in making available Indexed Segments.

•

our sales and promotional expenses, commissions, and local, state and federal taxes including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and, in those jurisdictions that charge them, currently range from .08% up to 5% (and certain municipalities in Kentucky charge an additional premium tax of up to 12% on first year premiums only).

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact us in writing at our Mailing Address, or call the Customer

40	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Service Office Contact Center for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see “Distribution of the Policy.”

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you premiums paid in excess of the Target Premium in a Policy Year. After the 10th Policy Year, this charge drops to 4%, current and guaranteed, for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and the charge is reduced to 0%, (current) and 4%, (guaranteed) for premiums paid in a Policy Year in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments.

Surrender charge

During the Surrender Charge Period, we impose a surrender charge on the Basic Sum Insured and each Policy Segment if you surrender your Policy. We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown in your Policy remains in effect until either you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable Surrender Charge Period whichever first occurs.

The length of the Surrender Charge Period and the amount of the surrender charge varies by issue age, sex and underwriting class of the insured. At issue it is a rate per $1,000 of Basic Sum Insured for the Initial Face Amount. There will be an additional rate per $1,000 for each Policy Segment that is added to your Policy. This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

The first year surrender charge varies from $11.22 to $45.28 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class. The surrender charge for your Policy is set forth in the Policy Data pages contained in your Policy. You will find a table of surrender charges applicable to all issue ages, sex and underwriting classes in the “Statement of Additional Information.”

After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

Transfer Charge

You may transfer your unloaned Policy Account Value among the allocation options. If you have made 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

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We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging or automatic rebalancing features

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Reinstatement Charge

If you reinstate your Policy following lapse, you must pay:

•	The amount by which the Policy Account Value minus Policy Debt was less than zero on the date of lapse;

•	Carrying charges on any Lien from the date of lapse to the date of reinstatement;

•	The difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•	Interest at the maximum applicable Policy loan interest rate (or, for indexed loans, at 3%) from the date of lapse to the date of reinstatement on any outstanding Policy Debt as of the date of lapse.

Alternate Net Cash Surrender Value Rider Charge

At issue the charge for this rider is $1.00 per $1,000 of Basic Sum Insured coverage with a minimum charge of $250.00 and a maximum charge of $500.00.

Enhanced Accelerated Benefit Rider Charge

Upon exercise of the EAB Rider, we assess a one-time charge of $250.00 which amount becomes part of the Lien Amount. This charge may vary by state.

Policy Continuation Rider Charge

We assess a current charge of 3.5% of the Policy Account Value. The maximum guaranteed charge is 4.5% of Policy Account Value. The charge is assessed when the benefit is elected.

Lost Policy Fee

If this Policy is lost and a duplicate is requested, we reserve the right to charge a fee not to exceed $100 for such request. Currently, we do not charge a fee for this.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

On each Monthly Processing Date, we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge, the indexed account charge, and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. The deduction is taken first from your Policy Account Value in the variable investment options. If the amount of the required deduction exceeds the Policy Account Value in all variable investment options, the remaining balance will be deducted first from your Policy Account Value in the indexed option and then from your Policy Account Value in the fixed-rate option. The amount of the deduction to be taken from the indexed option will be taken first from the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recently established Indexed Segment. Finally, if the amount of the required deduction exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be taken from your Policy Account Value in the fixed-rate option.

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The Monthly Deduction is calculated before any transfers of value from the Holding Account to an Indexed Segment, but after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, EAB Rider distributions, Face Amount changes and changes in death benefit option.

Administrative Charges

Policy charge

We deduct a monthly Policy charge of $7.50 until the later of the 30th Policy Anniversary or the Policy Anniversary on which the insured is Attained Age 100. This charge is guaranteed never to exceed a monthly charge of $7.50 in all Policy Years.

Per $1000 Charge

We also deduct a monthly administrative charge based on the Basic Sum Insured portion of the Face Amount on each Monthly Processing Date. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount increased.

This charge is initially set as of the Policy Date. This charge will not change regardless of whether the Face Amount is increased or decreased. A Face Amount increase will result in a separate charge for each newly created Policy Segment. The monthly charge for the Initial Face Amount is not affected by the increase.

At Policy issue, the current charge will range from $0.05 to $0.94 per $1,000 of the Basic Sum Insured for the first ten years from issue of the Policy and the first ten years from issue of each Policy Segment. This charge is guaranteed not to exceed $0.05 to $0.94 per $1,000 of the Basic Sum Insured for all years of the Policy and each Policy Segment. Your Policy’s initial charge is set forth in your Policy. We will notify you of administrative charges resulting from increases in Face Amount.

Mortality and Expense Risk Charge

We deduct this charge monthly based on the Policy Account Value in the variable investment options.

The current charge is 0.00% per annum.

The mortality and expense risk charge is guaranteed never to exceed 0.25% per annum of the Policy Account Value in the variable investment options.

Indexed Account Charge

We deduct this charge monthly based on the Policy Account Value in the Indexed Account.

The current charge is 0.45% per annum.

The Indexed Account charge is guaranteed never to exceed 1.00% per annum of the Policy Account Value in the indexed option.

Cost of Insurance Charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of Net Amount at Risk for the Initial Face Amount is set out in your Policy and is based on the 2017 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Our current cost of insurance charge rates are lower than the guaranteed charges.

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In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other components of the Monthly Deduction, monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy. Any such change will be made on a uniform basis for insureds who have the same underwriting class, age on the Policy Date or the effective date of any Policy Segment, total Face Amount, sex, and Policy or Policy Segment duration.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying certain of the riders that we make available under the Policy, we will deduct rider costs. For some riders we deduct these costs from the Policy Account Value monthly, for other riders there may be a charge at Policy issue, if elected, or at the time of exercise of the rider. Availability of some riders may be limited based on issue age or state of issue.

The following riders that we make available have additional monthly costs associated with them:

•	Accidental Death Benefit Rider

•	Waiver of Monthly Deductions Rider

•	Disability Benefit Rider (Waiver of Specified Amount)

•	Whole Life Purchase Option Rider

Please see “Supplemental Benefits and Riders” and the Statement of Additional Information for further information about the riders available under the Policy. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office Contact Center at 1- 888-GUARDIAN (1-888-482-7342). These riders may not be available in all states.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt pursuant to a standard Policy loan, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 60. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%.

If you have outstanding Policy Debt pursuant to an indexed Policy loan, we charge compound interest that accrues daily at an annual rate of 6%,

Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized. We will borrow the amount of interest due from the unloaned Policy Account Value, and add it to the Loan Account if it was a standard loan. For indexed loans we will increase the Loan Amount by the amount of due but unpaid interest. See “Policy Loans.” The maximum amount of interest that can be capitalized is 100% of Policy Account Value less Policy Debt.

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Carrying Charges on Liens

We charge compound interest that accrues daily on the Lien Amount, payable in arrears. The interest rate for the Lien Amount up to the Policy Account Value will be the lesser of the standard policy loan interest rate (see “Policy Loans (Interest on your standard policy loans”) and the Variable Interest Rate. The interest rate for any Lien Amount that exceeds the Policy Account Value will be the Variable Interest Rate. See “Enhanced Accelerated Benefit (EAB) Rider.”

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

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YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your Net Premiums and Policy Account Value are allocated. There are several variable investment options, the indexed option and the fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 34 investment divisions (variable investment options), each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. We are obligated to pay all amounts promised under

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we offer are also able to invest in certain of the mutual funds through the Separate Account and other insurers may offer products that invest in certain of the mutual funds through their own separate accounts. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. See “Rights Reserved by GIAC,” and the prospectuses for the individual mutual funds.

46	PROSPECTUS	YOUR ALLOCATION OPTIONS

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

Information regarding each Fund, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A Funds Available under the Policy. Each Fund has issued a prospectus that contains more detailed information about the Fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the summary prospectuses and prospectuses for the funds that accompany this prospectus. You should read these summary prospectuses and prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. None of the funds is affiliated with GIAC.

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions, and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”), for administration, distribution or other services (e.g., record-keeping) provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/ or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2020, all fund families (or their affiliated entities) pay us some form of compensation every year for administration, distribution, or other services. All fund families, except Janus, pay us compensation ranging from 0.05% to 0.30% (excluding distribution) of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 (distribution) fees from all of the funds, except the Davis and Victory fund families and the Fidelity VIP Index 500 Portfolio. Currently, the amount of 12b-1 fees is 0.25% of the average daily net assets that are invested in the variable investment options. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments, Rule 12b-1 fees and record keeping fees did not exceed 0.30%, 0.25%, and 0.05%, respectively in 2020. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the cost of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of

YOUR ALLOCATION OPTIONS	PROSPECTUS	47

expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

We may also benefit, indirectly, from assets invested in the Victory High Yield VIP Series because our affiliates receive compensation from the underlying mutual fund for investment advisory services to that fund. Thus, our affiliates receive more revenue with respect to that underlying mutual fund than from underlying mutual funds with non-affiliated advisors.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

Fund selection process

The underlying funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the Victory Variable Insurance Funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

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THE GENERAL ACCOUNT, THE FIXED-RATE OPTION AND THE INDEXED OPTION

The fixed-rate option, the indexed option and the Loan Account are part of GIAC’s general account. Values in the fixed-rate option, the indexed option and the Loan Account are part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. They are not held for the specific benefit of the policies. Subject to applicable law, we have sole discretion over the investment of assets of the fixed-rate option, the indexed option and the Loan Account.

Guarantees associated with assets in the general account are subject to the claims paying ability of the insurer and are subject to the risk that the insurer could default on its obligations under those guarantees.

Because of exemptive and exclusionary provisions, we have not registered our general account as an investment company under the 1940 Act, and interests in the fixed-rate option are not registered under the Securities Act of 1933 (the “Securities Act”).

Interests in the indexed option have not been registered with the SEC. GIAC believes that there are sufficient insurance elements and guarantees with respect to interests in the indexed option to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act. In addition, with respect to the indexed option, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)- (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The SEC staff does not review the prospectus disclosure about the fixed- rate option, the indexed option, or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

THE FIXED-RATE OPTION

Assets in the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your Policy Account Value into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See “Transfers from the Fixed-Rate Option.” Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options or the indexed option, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 1.5%. Interest rates may be changed at any time in our discretion, but not more than once per year, and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obligated to pay more than 1.5% in interest, although we may choose to do so.

There are significant limits on your right to transfer Policy Account Value from the fixed-rate option. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, or the indexed option, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “Transfers from the fixed-rate option.”

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THE INDEXED OPTION

You may allocate some or all of your Net Premiums and Policy Account Value into the indexed option. Your Policy Account Value in the indexed option is backed by GIAC’s general account.

It is important to know that when you allocate your Net Premium or Policy Account Value to an Indexed Account, it is not the same as investing in the underlying stocks comprising the applicable Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. So, the Index and the issuers of the underlying stocks comprising the Index have

The terms defined below will help you to understand how the indexed option works.

Holding Account	The account where amounts you request to be allocated or transferred to the indexed option are held prior to those amounts being allocated or transferred to the Indexed Account. Amounts in the Holding Account are credited interest at a guaranteed effective annual rate of 1.5%.

Index	An external index that is used, in part, in determining the amount of interest that will be credited to an Indexed Segment. We currently use the S&P 500 Price Return index, which excludes dividends. See “Appendix B” for more information on the Index.

Indexed Account(s)	The index-linked account(s) offered under this Policy. We currently make available a One-Year Indexed Account. We may make others available in the future.

Indexed Option Alternate Account	An account that is used to create a minimum guaranteed value for the indexed option when determining a death benefit or Net Cash Surrender Value for this policy.

Indexed Segment	Part of an Indexed Account. An Indexed Segment is created when an amount is transferred from the Holding Account to an Indexed Account on an Indexed Segment Start Date. Each Indexed Segment will have its own Indexed Segment Interest Credit.

Indexed Segment Average Monthly Balance	The amount of the Indexed Segment on which the Indexed Segment Interest Credit is based. It is equal to the average of the Indexed Segment Monthly Balances for an Indexed Segment Period.

Indexed Segment Guaranteed Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return that can be used in the determination of the Indexed Segment Interest Credit. It is 0%.

Indexed Segment Interest Credit	The amount credited to the Policy Account Value for an Indexed Segment on an Indexed Segment Maturity Date. The Indexed Segment Interest Credit is equal to the Indexed Segment Rate of Return multiplied by the Indexed Segment Average Monthly Balance.

Indexed Segment Interest Rate

The percentage change in the value of the Index from the Indexed Segment Start Date to the Indexed Segment Maturity Date. It is equal to b/a-1 where:

a   is the closing value of the Index as of the Indexed Segment Start Date, and

b   is the closing value of the Index as of the Indexed Segment Maturity Date.

Indexed Segment Interest Rate Cap	This is the maximum Indexed Segment Rate of Return. We set the cap on the Indexed Segment Start Date and it will not change for the duration of that Indexed Segment. The Indexed Segment Interest Rate Cap will never be lower than 2.5%.

Indexed Segment Maturity Date	One year from the Indexed Segment Start Date.

Indexed Segment Maturity Value	The Policy Account Value attributable to an Indexed Segment plus the Indexed Segment Interest Credit.

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Indexed Segment Minimum Interest Rate	This is the minimum Indexed Segment Rate of Return. We will set the Indexed Segment Minimum Interest Rate for a given Indexed Segment on the Indexed Segment Start Date and it will not change for that Indexed Segment. The Indexed Segment Minimum Interest Rate will never be less than the Indexed Segment Guaranteed Minimum Interest Rate.

Indexed Segment Monthly Balance	The monthly value of an Indexed Segment on the 20th day of the month. Any partial withdrawal, loan or transfer from an Indexed Segment processed during an Indexed Segment Period will reduce the Indexed Segment Monthly Balance for all prior Indexed Segment Monthly Balances for the Indexed Segment Period by the amount that the transaction reduced the Indexed Segment.

Indexed Segment Period	The period from the Indexed Segment Start Date to the Indexed Segment Maturity Date.

Indexed Segment Rate of Return	The rate used in the determination of the Indexed Segment Interest Credit. It reflects the growth in the Index during an Indexed Segment Period, subject to the Indexed Segment Interest Rate Cap and Indexed Segment Minimum Interest Rate.

The Indexed Segment Rate of Return is equal to the lesser of (i) a multiplied by b and (ii) c; provided that the lesser amount shall never be less than the Indexed Segment Minimum Interest Rate of 0%

a=the Indexed Segment Interest Rate

b=the Participation Rate

c=the Indexed Segment Interest Rate Cap

Indexed Segment Start Date	The 20th of each calendar month.

Participation Rate	This is the percentage of the Indexed Segment Interest Rate that is used to calculate the Indexed Segment Rate of Return. The Indexed Segment Participation Rate is guaranteed to be 100%.

Holding Account

The indexed option is comprised of a Holding Account and the Indexed Account(s). The Indexed Account is made up of Indexed Segments. Net Premium and Policy Account Value allocated to the indexed option will first be placed in the Holding Account. The amount in the Holding Account will be transferred into the Indexed Account to create a new Indexed Segment on the next following Indexed Segment Start Date provided there is at least $100 in the Holding Account. If the amount in the Holding Account is less than $100 on an Indexed Segment Start Date, a new Indexed Segment will not be created until the next following Indexed Segment Start Date on which at least $100 is available for transfer. An Indexed Segment will not be created if the Indexed Segment Maturity Date will be later than the Policy Anniversary on which the insured’s Attained Age is 121.

Amounts in the Holding Account are credited interest which will accrue daily at a minimum guaranteed effective annual rate of 1.5% and will be credited to the Holding Account whenever a financial transaction takes place under the Policy and on any Indexed Segment Start Date prior to transferring the amounts in the Holding Account into a new Indexed Segment.

Indexed Segments

We will credit interest to each Indexed Segment on the Indexed Segment Maturity Date. This is the Indexed Segment Interest Credit (or the “Credit”). We credit interest based, in part, on the Indexed Segment Interest Rate, that is the percentage change in the Index over the Indexed Segment Period. If the Indexed Segment Interest Rate was negative, the amount of the Indexed Segment Interest Credit will be equal to the Indexed Segment Minimum Interest Rate.

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The Indexed Segment Interest Rate Cap (or the “Cap”) is the highest percentage change in the value of the Index that we will use in determining the amount of the Indexed Segment Interest Credit. If the actual percentage change in the value of the Index over the Indexed Segment Period is greater than the Cap, we will use the Cap. We will multiply the Indexed Segment Interest Rate by the Participation Rate (100%) to determine the Indexed Segment Rate of Return. We then multiply the Indexed Segment Rate of Return by the Indexed Segment Average Monthly Balance to determine the amount of the Indexed Segment Interest Credit to be applied to the Indexed Segment.

The Indexed Segment Interest Rate Cap is subject to change at the Company’s discretion, but we guarantee that it will never be lower than an annual rate of 2.5%.

The following examples show how positive, negative and neutral changes in the Index affect the Indexed Segment Rate of Return used in calculating the Indexed Segment Interest Credit.

Assume that the Index closes at 1,100 on January 20th, 2018, when a new Indexed Segment is created. The Indexed Segment Maturity Date will then be January 20th, 2019. For the following examples, we will assume that the

Example 1: The Indexed Segment Interest Rate is negative.

On the Indexed Segment Maturity Date, the Index closes at 1,000. The Indexed Segment Interest Rate is then (1,000 / 1,100) – 1, or -9.09%. Since this is less than the Indexed Segment Guaranteed Minimum Interest Rate of zero, the Indexed Segment Rate of Return will be zero.

Example 2: The Indexed Segment Interest Rate is positive, but less than the assumed Indexed Segment Interest Rate Cap of 10%.

On the Indexed Segment Maturity Date, the Index closes at 1,200. The Indexed Segment Interest Rate is then (1,200 / 1,100) – 1, or 9.09%. This is greater than the Indexed Segment Guaranteed Minimum Interest Rate of zero, but less than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be 9.09%.

Example 3: The Indexed Segment Interest Rate is greater than the Indexed Segment Interest Rate Cap.

On the Indexed Segment Maturity Date, the Index closes at 1,300. The Indexed Segment Interest Rate is then (1,300 / 1,100) – 1, or 18.18%. This is greater than the assumed Indexed Segment Interest Rate Cap of 10%. The Indexed Segment Rate of Return will therefore be equal to the Indexed Segment Interest Rate Cap of 10%.

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How We Calculate the Indexed Segment Interest Credit

Hypothetical Assumptions
Indexed Segment Start Date:	01/20/18
Index close value on Indexed Segment Start Date:	14,000
Indexed Segment Maturity Date:	01/20/19
Index close value on Indexed Segment Maturity Date:	15,000
Indexed Segment Interest Rate Cap:	12%
Value of Indexed Segment on Indexed Segment Start Date:	$10,000
Dollar amount of charges deducted from this Indexed Segment each month:	$100

Indexed Segment Rate of Return

The Indexed Segment Interest Rate is (15,000 / 14,000) – 1, or 7.14%. Since this is greater than the Indexed Segment Minimum Interest Rate of zero, and less than the Indexed Segment Interest Rate Cap of 12%, we multiply 7.14% by the participation rate (100%) to get the Indexed Segment Rate of Return of 7.14%.

Average Monthly Balance

We have assumed that there is $10,000 allocated to this Indexed Segment on the Indexed Segment Start Date, and that $100 in charges are being deducted each month. The Indexed Segment Monthly Balance on 02/20/18 will therefore be $10,000 - $100, or $9,900. On 03/20/18 the Indexed Segment Monthly Balance will be $9,800, on 04/20/18 it will be $9,700, and so on. The Indexed Segment Average Monthly Balance will be the average of these Indexed Segment Monthly Balances, or:

$(10,000 + 9,900 +9,800 +9,700 +9,600 +9,500 +9,400 + 9,300 + 9,200 +9,100 + 9,000 + 8,900) / 12 = $9,450.

Indexed Segment Interest Rate Credit

We multiply the Indexed Segment Rate of Return (7.14%) by the Indexed Segment Average Monthly Balance ($9,450) to get the Indexed Segment Interest Credit amount of $674.73. If the Indexed Segment Interest Rate had exceeded 12%, we would have used 12% to calculate the Indexed Segment Interest Credit and the Indexed Segment Interest Credit would have been $1,134. If the Indexed Segment Interest Rate had been negative, we would have used 0% to calculate the Indexed Segment Interest Credit, which would have been zero.

Effect of Voluntary Transactions

We assumed in this example that there were no voluntary transactions. If you transfer, withdraw, take standard loans or if, a Lien is created from an Indexed Segment prior to the Indexed Segment Maturity Date, the Indexed Segment Average Monthly Balance (and possibly the Indexed Segment Interest Credit) will be lower.

For instance, assume that you had withdrawn $5,000 from the Indexed Segment on July 20th, 2018. The Indexed Segment Average Monthly Balance would be reduced by $2,500 (half of $5,000 since the withdrawal occurred at the midpoint of the segment), and would be $6,950. The Indexed Segment Interest Credit would then be 7.14% multiplied by $6950, or $496.23.

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Effect of certain transactions on Indexed Segments

While you may make partial withdrawals from Indexed Segments, take standard loans from Indexed Segments, make transfers out of an Indexed Segment, or request an EAB Rider distribution before the Indexed Segment Maturity Date, doing so may negatively impact your Indexed Segment.

If you make a partial withdrawal, transfer Policy Account Value, take a standard Policy loan from an Indexed Segment, or request an EAB Rider distribution, the amount of the withdrawal, transfer, loan, or EAB Rider distribution is deducted from the Indexed Segment as of the Indexed Segment Start Date. This may have the effect of reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of withdrawals, loans, or EAB Rider surrender your Policy, you will not receive an Indexed Segment Interest Credit. However, if an Indexed Segment goes to zero because of Monthly Deductions, or other involuntary withdrawals (e.g., loan interest capitalization) during an Indexed Segment Period, an Indexed Segment Interest Credit will be applied based on the Indexed Segment Average Monthly balance on the Indexed Segment Maturity Date.

Reallocation of Matured Indexed Segments

On each Indexed Segment Maturity Date we apply the Indexed Segment Interest Credit to the Policy Account Value in the maturing Indexed Segment and the resulting Indexed Segment Maturity Value is then allocated in accordance with the instructions we have on file for maturing Indexed Segments. If your instructions provide that the maturity value is to be reallocated to an Indexed Account, or if we do not have allocation instructions on file, the maturity value will be transferred to the Holding Account and a new Indexed Segment will be created on the Indexed Segment Start Date. If any portion of the Indexed Segment Maturity Value is currently being used to secure an indexed loan, that portion will be reallocated to the Indexed Account regardless of the allocation instructions that we have on file.

If your Policy is in default, and an Indexed Segment matures during the grace period, the Indexed Segment Interest Credit will be applied to the deficiency. If that amount results in the Policy Account Value less Policy Debt being zero or greater, no premium payments will be required.

Substituting an Index

We may substitute a different index for the Index if:

•	the calculation of an Index is substantially changed;

•	the publication of an Index is discontinued; or

•	we, in our sole discretion, determine that our use of an Index should be discontinued.

If, in our discretion, we substitute an alternate index for the Index, the new index will apply only to Indexed Segments created after the substitution and existing Indexed Segments would mature on their original Indexed Segment Maturity Dates. If we substitute an alternate index because the Index has been discontinued or substantially changed, we may mature any Indexed Segments early. If we did that, we would calculate the Indexed Segment Interest Credit by changing the Indexed Segment Maturity Date to the date of the most recently available closing value of the Index before it was discontinued or changed.

We will notify you if we add an index, or if we substitute a new index for an existing Index, before its use.

Indexed Option Alternate Account

If the value of the indexed option is less than the value of the Indexed Option Alternate Account, the difference between these two amounts will be minimum death benefit that is payable under this Policy, and (ii) the Net Cash Surrender Value available to you if you surrender this Policy.

On the Policy Date, the value of the Indexed Option Alternate Account is zero. When you allocate Net Premium or transfer Policy Account Value to the indexed option, we will increase the Indexed Option Alternate Account by the same amount. We will not increase the Indexed Option Alternate Account by the amount of any Indexed Segment

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Interest Credits or Holding Account interest. When amounts are withdrawn from the indexed option either to pay a Monthly Deduction (other than the Indexed Account charge), to satisfy your request for a partial withdrawal, to satisfy your request to transfer amounts from the indexed option to a variable investment option or the fixed-rate option, to satisfy your request for a standard loan or to satisfy your request for an EAB Rider distribution, we will decrease the Indexed Option Alternate Account by the same amount.

We will credit interest on amounts in the Indexed Option Alternate Account at an effective annual rate of 2.5%. Interest accrues daily and is credited to the Indexed Option Alternate Account on a Monthly Processing Date or whenever a financial transaction takes place under the Policy. Interest will not be credited when the Indexed Option Alternate Account is zero or negative.

If, on the date we calculate a death benefit under the Policy or you surrender your Policy for its Net Cash Surrender Value, the amount in the indexed option is less than the amount in the Indexed Option Alternate Account, the difference will be applied to the Policy Account Value in determining the minimum death benefit payable under the Policy or the Net Cash surrender Value available to you. If the Policy lapses because the Policy Account Value is insufficient to pay the Monthly Deduction on a Monthly Processing Date, the amount by which the Indexed Option Alternate Account value exceeds the indexed option value will be paid to the Owner at the end of the grace period.

The Indexed Option Alternate Account value is not available for partial withdrawals, Policy loans, or EAB Rider distributions, nor is it used when we calculate the death benefit under Option 2 or the Net Amount at Risk.

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SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

At any time while the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. You may take either a standard loan or, beginning on the fifth Policy Anniversary, an indexed loan; however only one type of loan may be outstanding at any time. You may switch from a standard loan to an indexed loan or an indexed loan to a standard loan only on a Policy Anniversary.

The maximum amount you may borrow, your Policy’s loan value, depends on the type of loan you are taking and is calculated, as of the Business Day we receive your signed written request in Good Order.

The minimum amount you may borrow is $500, or your Policy’s loan value, if less. This amount may vary in some states. You should consult your Policy for further details. We will normally pay loan proceeds to you within seven days of receiving your request (see “Policy Proceeds” for exceptions to this general rule).

Standard loans

For standard loans, the loan value is calculated as follows:

•	98% of the Cash Surrender Value of your Policy, minus

•	any outstanding Policy Debt, minus

•	any interest due at the next Policy Anniversary on any existing Policy Debt, minus

•	any interest that will be due at the next Policy Anniversary on the amount to be borrowed, minus

•	any outstanding Lien and any carrying charges that will be due at the next Policy Anniversary on the Lien, minus

•

the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary, not to exceed three monthly deductions.

When you request a standard loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to the Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess into the Loan Account from your Policy Account Value in the Holding Account of the indexed option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options and the Holding Account, we will transfer the excess into the Loan Account from your Policy Account Value in the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan requested exceeds the Policy Account Value in all variable investment options, the Holding Account and all Indexed Segments, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option.

If you fail to specify the variable investment options from which to transfer process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value attributable to all variable investment options, we will transfer the excess amount from the Policy Account Value attributable to the indexed option into the Loan Account, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the loan request exceeds the Policy Account Value in all variable investment options and the indexed option, we will transfer the excess into the Loan Account from your Policy Account Value in the fixed-rate option up to the amount of the loan request. We will not process any request for a loan that exceeds the amount available.

Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred. Amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index, and amounts transferred from the fixed-rate option no longer earn the rate of interest that applies to the fixed-rate option. However, amounts in the Loan Account will earn interest at a minimum annual rate of 3% accrued daily and credited to the Loan Account whenever a financial transaction takes place under the policy. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate we credit on the loan is very small or non-existent. See “Treatment of Policy Proceeds.”

56	PROSPECTUS	SPECIAL FEATURES

Interest on your standard policy loans

For standard loans we charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 60. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 60, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due we will add the amount of interest due to the Policy Debt. We will then attempt to pay the interest due by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options, the fixed-rate option and the indexed option, proportionately in relation to the amounts you have in these options, the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Indexed loans

For indexed loans, the loan value is the lesser of (i) the loan value for a standard loan calculated as set forth above and (ii) the value of your Policy’s indexed option.

On and after the fifth Policy Anniversary you may request an indexed loan at any time that there is not a standard loan outstanding. Unlike a standard loan, when you request an indexed loan, the amount of the indexed loan remains in the Indexed Segments or in the Holding Account. As a result it will continue to earn interest at either 2%, for amounts in the Holding Account, or based on the applicable external Index, for amounts in Indexed Segments. You may not transfer any amounts out of the indexed option that are being used to secure an indexed loan. If you request an EAB Rider distribution while an indexed loan is outstanding, the indexed loan will be converted to a standard loan.

Interest on your indexed policy loans

For indexed Policy loans, we charge compound interest that accrues daily at an annual rate of 6% on all outstanding Policy Debt payable in arrears. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your Policy’s indexed loan when it is due, after we process the Monthly Deductions due on that date, we will capitalize the amount of interest due and add it to the Loan Amount where it will then incur interest at the rate of 6%.

If the Loan Amount exceeds the Policy Account Value allocated to the indexed option, we will transfer amounts from the variable investment options and the fixed-rate option to the indexed option, in the same order that we would transfer such amounts to satisfy a new loan request, until the Policy Account Value attributable to the indexed option is equal to the indexed Loan Amount. If there is not enough Policy Account Value to cover the entire Loan Amount, we will transfer the existing Policy Account Value to the indexed option and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required loan repayment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not Lapse. However, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt. If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment. There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

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Repaying your policy loans

You may repay all or part of any outstanding Policy Debt at any time while

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see “Interest on Your Standard Policy Loan” and “Interest on Your Indexed Policy Loan”), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account.

If (a) is less than (b), we reduce both the interest credited to the Loan Amount since the previous Policy Anniversary and the difference between the interest credited to the Loan Amount and the loan interest that has accrued but not yet been capitalized, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions provided with the loan repayment. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments. Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If you have an outstanding indexed loan and you make a loan repayment, the amount of the repayment will reduce your outstanding Loan Amount and your Policy Debt. Because the amount of the indexed loan was never removed from the indexed option to collateralize your borrowing, the repayment does not increase your Policy Account Value attributable to the indexed option and has no impact on the Indexed Option Alternate Account value. Instead, by making a repayment and reducing the outstanding Loan Amount and the Policy Debt, you increase the Policy proceeds payable on the death of the insured and the amount of your Policy Account Value that is available to you for other transactions under the Policy (e.g., transfers to other allocation options, withdrawals).

Policy loan considerations

When taking out a Policy loan, you should consider:

•	for standard loans

•

amounts transferred out of the variable, fixed-rate and indexed options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•

if your standard Policy loan request is fulfilled from assets deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount used to fulfill your loan request

•	if your standard loan request is fulfilled from assets deducted from an Indexed Segment, it may have a negative impact on the Indexed Segment Interest Credit

58	PROSPECTUS	SPECIAL FEATURES

•	for indexed loans

•	the Indexed Segment Rate of Return may be less than the loan interest rate by up to 6%

•

if you capitalize loan interest you may have to move Policy Account Value from the variable or fixed-rate options into the indexed option if there is not enough value in the indexed option to capitalize the entire amount due

•

if, because of poor index performance, the Policy Debt grows larger than the indexed option value, you will have to transfer value from the variable or fixed-rate options into the indexed option or make additional payments to your Policy

•	for standard and indexed loans

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will be reduced dollar-for-dollar by the amount of any Policy Debt

•	there may be adverse tax consequences associated with taking a Policy loan. See “Federal Tax Considerations” for a discussion of modified endowment contracts and the effects on Policy loans.

Policy loan types at-a-glance

	Standard Policy Loan		Indexed Policy Loan
When Available	While insured is alive, at any time, provided no indexed loan is out standing		While insured is alive, beginning on the fifth Policy Anniversary, pro vided no standard loan is outstanding
Loan Value	98% of your Policy’s Cash Surrender Value, reduced by Policy Debt, Policy loan interest, and Monthly Deductions		The lesser of (i) the loan value for a standard loan and (ii) the value of your Policy’s indexed option
Loan Interest charged Until later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	4%	4%	6%	6%
Loan Interest charged After later of tenth Policy Anniversary or the insured’s Attained Age 60	Current interest rate	Guaranteed interest rate	Current interest rate	Guaranteed interest rate
	3%	3.5%	6%	6%
Interest Credited	3% on amounts in the Loan Account		Amounts continue to earn interest as applicable to the Holding Account and Indexed Segments

ENHANCED ACCELERATED BENEFIT (EAB) RIDER

If your Policy has the EAB Rider, you may be able to accelerate part of the death benefit by requesting an EAB Rider distribution if the insured is chronically ill or terminally ill and meets certain conditions. The rider is available at issue only and the maximum issue age for the Rider is 75. Accelerated distributions create a Lien that reduces the available Cash Surrender Value, Alternate Net Cash Surrender Value, loan value, and proceeds payable upon death of the insured.

The terms defined below will help you to understand how the Enhanced Accelerated Benefit (EAB) Rider works.

Lien	The unpaid Lien Amount plus the accrued and unpaid carrying charges.

Lien Amount	The sum of EAB Rider distributions plus capitalized carrying charges less any Lien repayments.

Variable Interest Rate	The Variable Interest Rate is based on the Moody’s Corporate Bond Yield Average as of the calendar month ending two months prior to the Policy Anniversary month. For example, the Variable Interest Rate for a Policy with a May anniversary will be based on the Moody’s Average as of the end of February.

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EAB Rider Distributions (Liens)

The maximum EAB Rider distribution is determined by GIAC at the time the first payment is made to the policyowner. Subsequent withdrawals will decrease the total amount available for distribution under the rider.

The policyowner may request up to four EAB Rider distributions annually. The minimum amount per distribution is $500.00. The maximum amounts are as follows:

	Maximum annual EAB Rider distribution	Maximum lifetime EAB Rider distribution
Chronic Illness

For policies with a minimum base Face Amount of $250,000, the lesser of (i) the maximum allowable lifetime Lien Amount as determined by GIAC as of the date of the first distribution; or

(ii) the IRS stated maximum, which may vary from year to year. For policies with a base Face Amount of less than $250,000, the maximum annual EAB Rider distribution is reduced proportionately. We are required to take into account any similar benefit payments you may have received from this rider or other insurance sources made on a per diem basis.

(i) The Policy Account Value as of the date of the first distribution; PLUS

(ii) a percentage of Net Amount at Risk that varies according to the attained age of the insured on the date of the first distribution.

Terminal Illness	Maximum allowable lifetime Lien Amount as determined by GIAC as of the date of the first distribution.	(i) The Policy Account Value as of the date of the first distribution; PLUS (ii) 80% of the Net Amount at Risk less any outstanding Liens.

When you request an EAB Rider distribution, we will transfer your Policy Account Value from the variable investment options and the indexed option to the fixed-rate option and change your death benefit option to Option 1. Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred and amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index. However, amounts in the fixed-rate option that are not supporting a Lien earn interest at a minimum annual rate of 1.5% per annum and amounts in the fixed-rate option that support a Lien will earn interest at a minimum annual rate of 3.0% per annum. If you request an EABR Rider distribution while an indexed Policy loan is outstanding, the indexed Policy loan will be converted to a standard Policy loan

Carrying Charges on Liens

We charge compound interest that accrues daily on the Lien Amount, payable in arrears. We call this a carrying charge. The interest rate for the Lien Amount up to the Policy Account Value will be the lesser of the standard policy loan interest rate (see “Policy Loans (Interest on your standard policy loans)” and the Variable Interest Rate. The interest rate for any Lien Amount that exceeds the Policy Account Value will be the Variable Interest Rate.

On each Policy Anniversary while a Lien is outstanding, carrying charges become payable. If the carrying charges are not paid, they will be added to the Lien Amount. If the carrying charges cause the Lien to equal or exceed the Face Amount, you have the option to repay part of the Lien so the Lien does not exceed the Face Amount of the Policy thereby keeping the Policy in force.

Repaying your Liens

You may repay all or part the Lien at any time while the insured is alive and the Policy is in force. Any amounts in the fixed-rate option no longer supporting a Lien will earn interest at a minimum annual rate of 1.5%.

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EAB Rider distribution considerations

Before taking an EAB Rider distribution, you should consider:

•

Amounts transferred from the variable investment options no longer share in the investment experience of the variable investment options from which they were transferred and amounts transferred from the indexed option no longer earn interest associated with the Holding Account or the applicable Index;

•	As a result, taking a distribution will have a permanent effect on your

•	If you have an indexed Policy loan and take an EAB Rider distribution, it will be converted to a standard loan;

•	The amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit or maturity proceeds, will be reduced dollar-for-dollar by amount of any Lien; or

•	Once the EAB Rider is exercised there can be no:

•	decreases in Face Amount;

•	increases in Face Amount;

•	Policy splits; or

•	Transfers of Policy Account Value.

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Mailing Address

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our current minimum Face Amount of $100,000 ($250,000 for the preferred plus NT risk class),

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider, and

•	the EAB Rider has not been exercised

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy. If a Face Amount decrease for a Policy issued as preferred plus NT reduces the Face Amount to below $250,000, the underwriting class will be changed to preferred NT.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

SPECIAL FEATURES	PROSPECTUS	61

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 70, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Mailing Address

•	the insured is alive on the date the increase will take effect

•	the increase be for at least $25,000,

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider, and

•	the EAB Rider has not been exercised.

•	a Waiver of Monthly Deductions rider is present and the effective date of the increase occurs on or after the insured’s Attained Age 55.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

If a Face Amount increase is issued with a substandard rating, the No Lapse Guarantee, if applicable, will be canceled. We will notify you prior to issuing an increase with a substandard rating.

The new Policy Segment resulting from a Face Amount increase will be part of the Basic Sum Insured.

An increase in Face Amount will be accompanied by its own underwriting class, cost of insurance charges for the increase, new Target Premiums, Minimum Monthly Premiums (if the No Lapse Guarantee is in effect), and Guaranteed Coverage Rider Minimum Monthly Premiums (if the Guaranteed Coverage Rider is in effect). In addition, the new Policy Segment will have new surrender and administrative charges. Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

At any time while the insured is living you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal must be received in Good Order at our Mailing Address. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.” We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal; or

•	if a Lien is outstanding and a partial withdrawal would result in the Lien

We will tell you if any of these conditions apply.

62	PROSPECTUS	SPECIAL FEATURES

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See “Decreasing the Face Amount.”

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the partial withdrawal request exceeds the Policy Account Value in all the variable investment options and the indexed option, we will deduct the excess from your Policy Account Value in the fixed-rate option.

If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment option. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the indexed option, beginning with the Holding Account and then, if necessary, from the Indexed Segments, starting with the most recent Indexed Segment. Finally, if the amount of the partial withdrawal request exceeds the Policy Account Value in all variable investment options and the indexed option, the excess will be deducted from your Policy Account Value in the fixed-rate option. The tax consequences of making partial withdrawals are discussed under “Federal Tax Considerations.”

If your partial withdrawal request is satisfied from amounts deducted from the indexed option, we will decrease the Indexed Option Alternate Account by an amount equal to the amount so deducted. In addition, withdrawals from an Indexed Segment may reduce the Indexed Segment Interest Credit payable on the Indexed Segment Maturity Date. If the Indexed Segment goes to zero as a result of a partial withdrawal, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

How We Calculate Reduction-free Partial Withdrawals

We will calculate the maximum withdrawal you can take without triggering a reduction in your Face Amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

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SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy, at our Mailing Address. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value minus any outstanding Lien will normally be sent to you within seven days of the date we receive your request in Good Order. For exceptions to this general rule, see “Policy Proceeds” and “Certain Restrictions on Payments under the Policy.”

Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

The amount of any outstanding Lien will be deducted from the Net Cash Surrender Value.

If the Policy has the Alternate Net Cash Surrender Value Rider and is fully surrendered prior to Policy Month 84 and the surrender proceeds are not intended to be applied to an insurance policy or certificate issued in conjunction with an intent to qualify the surrender as a tax-free exchange under Section 1035 of the Internal Revenue Code, the Alternate Net Cash Surrender Value will apply.

See “Cash Surrender Value, Net Cash Surrender Value and Alternate Net Cash Surrender Value” and “Alternate Net Cash Surrender Value Rider” in the section titled “Benefits and Policy Values.”

If you surrender your Policy before an Indexed Segment has matured, no Indexed Segment Interest Credit will be applied to that Indexed Segment.

If the Indexed Option Alternate Account value is greater than the amount in the indexed option, the difference between the Indexed Option Alternate Account value and the value of the indexed option will be added to the Policy Account Value when calculating your Policy’s Net Cash Surrender Value.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value. Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See “Deductions and Charges.”

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Below are two hypothetical examples illustrating how the Policy’s surrender value is affected by the Indexed Option Alternate Account value when (a) the Indexed Option Alternate Account value is less than the indexed option value and (b) the Indexed Option Alternate Account value is greater than the indexed option value. These examples are illustrative only and are not intended to represent actual policy values. The examples assume no Policy Debt or Liens, and that the policyowner did not elect the Alternate Net Cash Surrender Value rider.

HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is LESS THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $750.00

Policy Account Value: $11,000.00

Surrender Charge (year 5):	$7,330.00

Policy Debt:	0

HYPOTHETICAL EXAMPLE

Surrender when Indexed Option Alternate Account value is GREATER THAN the indexed option value

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Variable investment option value: $8,000.00

Fixed-rate option value: $2,000.00

Indexed option value: $1,000.00

Indexed Option Alternate Account value: $1,250.00

Policy Account Value: $11,250.00

Surrender Charge (year 5):	$7,330.00

This provision may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

For a discussion of the federal tax consequences of surrendering your Policy, see “Federal Tax Considerations.”

TRANSFERS AMONG THE ALLOCATION OPTIONS

You may ask us to transfer your unloaned Policy Account Value in and out of the variable investment options or the indexed option, or into the fixed-rate option, at any time so long as no Lien is outstanding. We will make transfers based on the unit values at the end of the Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to us at our Mailing Address or by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). Before you can request transfers over the telephone,

SPECIAL FEATURES	PROSPECTUS	65

you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your agent or calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $100, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you have made twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. Transfers among several investment options on the same day will be treated as a single transfer. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. GIAC endeavors to protect long- term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and

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without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•

refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect on the Separate Account or the underlying variable investment options;

•

refusing or otherwise restricting any transaction request if we are informed by any registered investment company of an underlying variable investment option that the purchase or redemption of shares to execute a transfer request would have a detrimental effect on the applicable variable investment option(s).

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

SPECIAL FEATURES	PROSPECTUS	67

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund. In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days before or after your Policy Anniversary. If we receive your request in Good Order on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request in Good Order. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your Policy Account Value allocated to the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount. This limitation may be waived for a one-time transfer after repayment of all outstanding Liens.

Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

TRANSFERS FROM THE INDEXED OPTION

There are no restrictions on transfers out of the indexed option; however, transfers out of an Indexed Segment may have a negative impact on the Indexed Segment Interest Credit. If you transfer Policy Account Value out of an Indexed Segment, the amount transferred is deducted from the Indexed reducing the Indexed Segment Interest Credit payable at maturity. If an Indexed Segment goes to zero because of a transfer, you will not receive an Indexed Segment Interest Credit.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from an available money market variable investment option to another allocation option or options each month, over a period of time. Using dollar cost averaging, may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers

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are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market. This feature is not available if a Lien is outstanding.

More detailed information concerning our dollar cost averaging transfer option program is available in the Statement of Additional Information and upon request by calling our Customer Service Office Contact Center.

We do not charge for this feature. We reserve the right to modify, suspend or discontinue the dollar cost averaging program.

AUTOMATIC PORTFOLIO REBALANCING TRANSFER OPTION

Automatic portfolio rebalancing is a tool to help ensure that your assets are properly allocated according to your chosen investment strategy and risk tolerance as market conditions change over time. It may also help you earn more attractive long-term returns by shifting money from an asset class that has performed well to one that has lagged, providing relatively low prices in the underperforming asset class. Automatic portfolio rebalancing does not guarantee gains, nor does it assure that you will not have losses. This feature is not available if a Lien is outstanding.

If you choose automatic portfolio rebalancing, your Policy Account Value in the variable investment options will be automatically rebalanced every three months to maintain a desired asset allocation mix.

Please note that automatic portfolio rebalancing is not a market timing strategy in which you are trying to outguess the financial markets, but rather a systematic approach for maintaining a consistent risk profile over the long-term.

More detailed information on our automatic rebalancing transfer option program and an authorization form are available upon request by calling our Customer Service Office Contact Center. You will also find additional information in the Statement of Additional Information.

We do not charge for this feature. We reserve the right to modify, suspend, or discontinue the automatic rebalancing transfer option program.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is we receive proof that the insured has died while the Policy was in effect. It is calculated by deducting the sum of (b) from the sum of (a) where:

(a) is:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, if applicable,

and (b) is:

•	as of the date of the insured’s death, any outstanding Policy Debt, plus

•	any outstanding Lien; plus

•	as of the date of the insured’s death, the least of:

•	the amount needed to bring the Policy Account Value less Policy Debt up to zero, if such amount is less than zero on the date of death; or

•	the amount of any payment due under the No Lapse Guarantee, if applicable; or

•	any deficiency in the Guaranteed Coverage Rider requirement, if applicable.

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We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or date of a change in the Face Amount

•	there are limits imposed by riders to the Policy.

See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional Information for information on how your death benefit could be adjusted as a result of the insured’s death by suicide.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation in Good Order at our Mailing Address. If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. If the proceeds are being taken from your Policy Account Value in the fixed-rate option or indexed option, we will normally pay proceeds promptly once we have received the necessary information in Good Order at our Mailing Address. However, in certain circumstances, we may delay payment. See “Deferral of Payment of Policy Proceeds and Other Transactions” below.

This provision may vary depending on the state in which your Policy is issued. For example, some states have specific laws on payment of interest on Policy proceeds. You should refer to your Policy for further details.

Deferral of Payment of Policy Proceeds and Other Transactions

Delay of Separate Account Payments and Transactions. If proceeds or transactions affect your Policy Account Value in the variable investment options, (such as allocation of Net Premiums, transfers, loans, death benefits, withdrawals, or other payments) we may delay them when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable,

•

one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares, or the Securities and Exchange Commission by order permits postponement of payment to protect policyowners, or

•	GIAC is required to delay payments because of federal laws designed to counter terrorism and prevent money laundering (see “Certain Restrictions on Payments under the Policy”).

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require GIAC to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, GIAC would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until GIAC received instructions from the appropriate federal regulator. These laws may also require GIAC to provide information about the policyowner and his or her contract to government agencies and departments.

We may defer payment of death proceeds for up to 2 months only, unless otherwise permitted by state law.

Delay of General Account Proceeds and Other Transactions. If the proceeds or transactions affect your Policy Account Value in the fixed-rate option or the indexed option, state law may permit us to delay allocations of Net Premiums, transfers, loans, death benefits, withdrawals or other payments for up to six months from the date of your request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See “Transfers from the Fixed-Rate Option.”

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Our ability to delay either paying these proceeds or effecting other transactions may vary by state law. You should refer to your Policy for details.

If we delay payment of proceeds as set forth above, we will pay interest as required by state law.

Delay of Proceeds for Check Clearance. We reserve the right to defer payment of that portion of your Policy Account Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of Proceeds to Challenge Coverage. We may challenge the validity of your Policy based on any material misstatements made to us in the application for the Policy. See “Limits to GIAC’s Right to Challenge a Policy” in the Statement of Additional information.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the insured’s Attained Age 90, you have the right to exchange your Policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, The Guardian Life Insurance Company of America (“Guardian Life”), that we make available for this purpose, without having to prove that the insured meets our insurance requirements. No partial exchanges are permitted. Once exercised, this right terminates. If your Policy has lapsed and been subsequently reinstated, this benefit can only be exercised after a minimum of one year has elapsed since the effective date of the reinstatement.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy will be equal to the Face Amount of this Policy on the date you make the exchange. The insured’s age when this Policy took effect will be carried over to the new policy.

Before you can make any exchange, you must repay any outstanding Policy Debt or Lien, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. For information on how this cost or credit is calculated, see the Statement of Additional Information or call our Customer Service Office Contact Center.

The new policy will have the same Policy Date as this Policy. It will be issued and effective the later of the Business Day that we receive your written exchange request in Good Order along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

An exchange may have tax consequences. See “Exchanges” under “Federal Tax Considerations.”

If the Policy is issued in Florida or New York, the policyowner will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable.

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PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option, the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate or indexed options. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information, available free of charge by writing us at our Mailing Address, or calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

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FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible Solutions VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a Policy beyond the insured’s 121st year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 121st year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	73

premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years or the first seven Policy years following a material change, such as a Face Amount increase, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your investment in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the Policy has not been recovered. When you withdraw money from your Policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your investment in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. If a Policy loan is outstanding when a Policy is transferred to a new policy pursuant to a Section 1035 exchange, the loan, or a portion of the loan, may be taxable at the time of the 1035 exchange. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during the same calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution.

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year in which it is a modified endowment contract will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified

74	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser.

EAB Rider Distributions. Payments made under the EAB Rider are intended to qualify for favorable tax treatment under section 101(g) of the Internal Revenue Code as an acceleration of the death benefit. Generally, the amounts will be excluded from income as an acceleration of the death benefit. However, in some circumstances the payments made under this rider may be taxable. Any chronic illness accelerated benefit amounts received, from this and/or other polices, that are above the IRS annual limit, may be taxable. The favorable tax treatments may not apply in instances where the underlying life insurance policy has been transferred for value or if the rider benefits are paid to an individual or non-natural entity who is not the insured. Under certain circumstances ownership by someone other than the insured may impact the tax treatment of benefits paid under the EAB Rider and the tax law is uncertain. Before taking an EAB Rider distribution, you should consult a tax adviser.

TAX TREATMENT OF EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another policy, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Policy, please consult a legal or tax adviser.

ESTATE, GIFT, GENERATION SKIPPING TRANSFER AND OTHER TAXES

The transfer of a Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes.

If you are both the policyowner and the insured, the death benefit under your Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate. Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	75

For 2020, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11.58 million per individual and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

The Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Life Settlements. The Tax Cuts and Jobs Act of 2017 added tax reporting provisions related to sales of a life insurance policy to a third party, such as a life settlement company. If you sell your policy to a third party, the acquirer may be required to tax report the sale to GIAC and the IRS. GIAC would then be required to report your basis in the contract to you and the IRS.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

76	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Employer-owned life insurance contracts. An employer-owned life insurance contract is a life insurance contract owned by an employer that indirect beneficiary under such contract. Pursuant to Section 101(j) of the Internal Revenue Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by Section 101(j). These requirements generally apply to employer- owned life insurance contracts issued or materially modified after August 17, 2006. Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Corporate policyowners should consult their own tax advisers.

In addition, Internal Revenue Code Section 6039I requires any policyowner of employer-owned contracts to file an annual return providing certain information about such contracts.

It is the policyowner’s responsibility to satisfy the requirements of Sections 101(j) and 6039I.

If you fail to observe the notice and consent requirements of Section 101(j) of the Internal Revenue Code, the death benefit will be taxable to you when received.

If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Employers considering the purchase of, or owning one or more, life insurance contracts should consult their own advisers as to their obligations under Sections 101(j) and 6039I.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy that event, assuming Policy loans have not already been subject to tax as distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

Medicare Tax on Net Investment Income. A 3.8% Medicare tax on net investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from your policy.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	77

POSSIBLE TAX LAW CHANGES

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the policy is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

78	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in “The variable investment options,” we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See “Rights Reserved by GIAC.” If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners. You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other variable investment options, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing variable investment options in the Separate Account

•

substituting, for the Policy Account Value held in any variable investment options, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	79

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the allocation options in order to implement any action that a variable investment option’s underlying mutual fund may take with respect to such variable investment option or in accordance with our right to impose transfer restrictions under the Policy as described in “Transfers among the Allocation Options” and “Frequent Transfers among the Variable Investment Options.”

•	changing the way we make deductions or collect charges but without increasing the charges unless, and only to the extent, as disclosed in this prospectus

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. Any such notice will set forth the actions you are entitled to take in such circumstances.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Mailing Address or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states and in certain circumstances (e.g., if the Policy is issued as a replacement of existing insurance coverage). You should refer to your Policy for further details.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

ABANDONED PROPERTY REQUIREMENTS (ESCHEATMENT)

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the Policy’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or policyowner last resided, as shown on our books and records, or to our state of domicile. The state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you keep your contact information and your beneficiary designations, including addresses, current. Please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) to make such changes.

80	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Park Avenue Securities LLC (PAS) for the distribution and sale of the Policies. PAS is a wholly owned subsidiary of Guardian Life. PAS acts as principal underwriter of the Policies as well as other variable life insurance policies and variable annuities that we offer. The Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of PAS.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy. The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policies without the Alternate Net Cash Surrender Value Rider

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 50% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years Two through Ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 1.5% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Year One — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3.325% of Policy premiums in excess of one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment.

Policy Years Two through Ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 0.75% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policies with the Alternate Net Cash Surrender Value Rider Policy Years One through Five — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 15% of Policy premiums up to one Target Premium in the first five Policy Years or the first five years of any Policy Segment.

Policy Years Six through Ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 3% of Policy premiums up to one Target Premium in Policy Years six through ten or years six through ten of any Policy Policy Segment.

Policy Years One through Ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 3% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your Policy under the right to cancel provisions, your registered representative may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits. Some of these additional benefits are automatically issued with the Policy when certain requirements are met; some benefits you can add to your Policy at the time of issue. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from

OTHER INFORMATION	PROSPECTUS	81

your Policy Account Value. Charges for these supplemental benefits and riders are described in the “Charges and Deductions Tables” of this prospectus. These supplemental benefits and riders may not be available in all states.

We currently offer the following riders under the Policy:

Guaranteed Coverage Rider

•	Continues coverage when no value is left in the policy

•	Generally provides a benefit through attained age 85.

See “Guaranteed Coverage Rider” for more information about this rider

Accidental Death Benefit Rider

•	Provides an additional death benefit if death is due to an accident.

Waiver of Monthly Deductions Rider

•	Provides for the waiver of all Monthly Deductions when the insured is totally disabled.

Disability Benefit Rider (Waiver of Specified Amount)

•	Provides for the crediting of a specified amount when the insured is totally disabled, as if it were paid by the policyowner.

Whole Life Purchase Option Rider

•	Allows the policyowner to purchase a new whole life policy that we make available for this purpose, without evidence of insurability, at specified

Select Security Rider (Amendment to Owner provision)

•	Prevents the policyowner from making certain changes without the consent of the policyowner’s employer.

Policy Continuation Rider

•	Allows the policy to continue with a reduced death benefit if it is in danger of lapsing because of excessive policy loans.

Alternate Net Cash Surrender Value Rider

•	Designed to provide high early cash value in the Policy.

•	Target Premium and Face Amount minimums apply. Please ask your agent for further information or contact the Customer Service Office Contact Center.

See “Alternate Net Cash Surrender Value Rider” in the “Benefits and Policy Values” section for more information about this rider.

Enhanced Accelerated Benefit Rider (also known as Accelerated Death Benefit Rider)

•

Provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill, subject to satisfying the conditions of the rider.

•	This rider is not available with corporate-owned policies insuring multiple lives.

82	PROSPECTUS	OTHER INFORMATION

See “Enhanced Accelerated Benefit (EAB) Rider” in the “Special Features of Your Policy” section for more information about this rider.

See the Statement of Additional Information for more information about the other supplemental benefits listed above. You may obtain a free copy of the Statement of Additional Information by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). These riders may not be available in all states.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See “How Your Premiums Are Allocated” and “Transfers Among the Allocation Options” for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You may always request paper copies of any of these documents at any time by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or nonperformance; or any interruption resulting from emergency circumstances.

Special provisions regarding certain policyowner information. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports, for funds underlying the Policies, will no longer be sent by mail. We will instead mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report. You may instead elect to continue to receive all future shareholder reports in paper free of charge. If you wish to continue to receive paper copies of your shareholder reports please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You may also request paper copies of the shareholder reports at any time by calling the same number.

OTHER INFORMATION	PROSPECTUS	83

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a Policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender- neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations will be preceded or accompanied by the current prospectuses for the Policy and the underlying variable investment options.

Illustrations can be based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. See “Appendix D-Hypothetical Illustrations.” Illustrations can also be based upon some of the characteristics of the insured person under the Policy as well as other Policy features chosen by you such as the Face Amount, death benefit option, and premium payment amounts. This type of illustration is called a personalized illustration. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment advisory fees and operating expenses of the variable investment options’ underlying mutual funds incurred in 2019 (or expected to be incurred in 2020, if such amount is expected to be higher) using either an arithmetic average or a weighted average of those fees and expenses. An arithmetic average illustration uses the straight average of all of the available underlying mutual funds’ investment management fees and expenses. A weighted average illustration uses the average of investment management fees and expenses based on the aggregate assets in the variable investment options at the end of 2019. Other types of illustrations that may be available are fund specific illustrations, which use only the investment management fees and expenses of specific underlying funds, and historical illustrations, which reflect the actual performance of one of the available underlying funds during a stated period.

Personalized illustrations reflect the effects of any expense limitation arrangements that are in effect with respect to the underlying funds. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower. Hypothetical illustrations do not reflect these expense limitation arrangements.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are incorporated by reference in the Statement of Additional Information. You can request a copy of the financial statements by contacting our Service Center.

84	PROSPECTUS	OTHER INFORMATION

APPENDIX A

FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://guardianlife.onlineprospectus.net/guardianlife/FS_VUL2018/index.html?where=eengine.goToDocument (%22Product%20Prospectus%22). You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888- GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	AB VPS Global Thematic Growth Portfolio (Class B) AllianceBernstein, L.P.	1.20%	39.08%	17.03%	9.67%
Long-term growth of capital.	AB VPS Growth and Income Portfolio (Class B) AllianceBernstein, L.P.	0.87%	2.47%	9.46%	11.29%
Long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein, L.P.	0.92%	35.15%	20.15%	17.14%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.73%	-5.99%	7.95%	9.25%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	-8.08%	5.49%	7.87%
Long-term growth of capital.	Davis Value Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.65%	11.72%	11.68%	10.47%
Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.86%	30.23%	15.90%	13.23%
Seeks reasonable income. The fund will also consider the potential for capital appreciation	Fidelity VIP Equity-Income Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.78%	6.44%	10.41%	9.89%

APPENDICES	PROSPECTUS	85

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund.	0.49%	0.24%	0.77%	0.39%
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.89%	68.23%	28.92%	21.53%
Seeks long-term growth of capital.	Fidelity VIP Mid Cap Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates FMR Co., Inc. and other investment advisers serve as sub-advisers for the fund.	0.87%	17.87%	10.79%	9.22%
Growth of capital; current income as secondary objective.	Gabelli Capital Asset Fund Gabelli Funds, LLC	1.32%	0.38%	7.98%	8.04%
The Fund seeks capital appreciation.	Invesco V.I. American Franchise Fund (Series I) Invesco Advisers, Inc.	0.86%	42.35%	19.56%	15.32%
Long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I) Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
Seeks both capital appreciation and current tincome.	Invesco V.I. Equity and Income Fund (Series I) Invesco Advisers, Inc.	0.57%	9.95%	8.89%	8.54%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Institutional Shares) Janus Capital Management LLC	0.72%	19.47%	18.21%	15.25%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Janus Capital Management LLC	0.76%	39.40%	21.03%	17.02%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio (Institutional Shares) Janus Capital Management LLC	0.84%	20.06%	13.35%	10.08%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Institutional Shares) Janus Capital Management LLC	0.60%	32.95%	17.67%	14.67%

86	PROSPECTUS	APPENDICES

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks capital appreciation.	MFS® Growth Series (Initial Class) Massachusetts Financial Services Company	0.73%	31.86%	20.28%	16.80%
Seeks capital appreciation.	MFS® Investors Trust Series (Initial Class) Massachusetts Financial Services Company	0.79%	13.87%	13.66%	12.50%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%	45.89%	22.98%	14.70%
Seeks capital appreciation.	MFS® Research Series (Initial Class) Massachusetts Financial Services Company	0.79%	16.59%	14.74%	13.06%
Seeks total return.	MFS® Total Return Series (Initial Class) Massachusetts Financial Services Company	0.61%	9.81%	8.86%	8.34%
Long-term growth of capital.	Value Line Centurion Fund EULAV Asset Management	0.87%	17.55%	14.93%	13.40%
High total investment return consistent with reasonable risk.	Value Line Strategic Asset Management Trust EULAV Asset Management	0.88%	17.98%	13.20%	11.47%
The Victory 500 Index VIP Series seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.	Victory 500 Index VIP Series Victory Capital Management Inc.	0.28%	20.13%	15.32%	13.79%
To seek current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	7.92%	9.75%	6.76%
To seek a high level of current income and capital appreciation without undue risk to principal.	Victory INCORE Investment Quality Bond VIP Series Victory Capital Management Inc.	0.56%	8.35%	4.62%	4.05%
A high level of current income consistent with preservation of capital.	Victory INCORE Low Duration Bond VIP Series Victory Capital Management Inc.	0.53%	4.33%	2.56%	1.94%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	6.24%	8.27%	5.96%

APPENDICES	PROSPECTUS	87

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	-0.44%	8.98%	9.64%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	38.06%	19.77%	16.55%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	16.17%	13.06%	3.01%

88	PROSPECTUS	APPENDICES

APPENDIX B

TABLE OF ALTERNATE NET CASH SURRENDER VALUE PERCENTAGES

Table of amortization percentages used in the calculation of the Alternate Net Cash Surrender Value. See the Alternate Net Cash Surrender Value rider for further information.

Policy Month	Percentage	Policy Month	Percentage
1	100%	43	71.25%
2	100%	44	70.00%
3	100%	45	68.75%
4	100%	46	67.50%
5	100%	47	66.25%
6	100%	48	65.00%
7	100%	49	62.92%
8	100%	50	60.84%
9	100%	51	58.76%
10	100%	52	56.68%
11	100%	53	54.60%
12	100%	54	52.52%
13	99.10%	55	50.44%
14	98.27%	56	48.36%
15	97.44%	57	46.28%
16	96.61%	58	44.20%
17	95.78%	59	42.12%
18	94.95%	60	40.00%
19	94.12%	61	37.50%
20	93.29%	62	35.00%
21	92.46%	63	32.50%
22	91.63%	64	30.00%
23	90.80%	65	27.50%
24	90.00%	66	25.00%
25	89.17%	67	22.50%
26	88.34%	68	20.00%
27	87.51%	69	17.50%
28	86.68%	70	15.00%
29	85.85%	71	12.50%
30	85.02%	72	10.00%
31	84.19%	73	9.17%
32	83.36%	74	8.34%
33	82.53%	75	7.51%
34	81.70%	76	6.68%
35	80.87%	77	5.85%
36	80.00%	78	5.02%
37	78.75%	79	4.19%
38	77.50%	80	3.36%
39	76.25%	81	2.53%
40	75.00%	82	1.70%
41	73.75%	83	0.87%
42	72.50%	84	0%

APPENDICES	PROSPECTUS	89

APPENDIX C

INDEXED ACCOUNTS

The following Indexed Accounts are currently available for allocation of your Net Premiums and unloaned Policy Account Value. Indexes do not have sales charges and it is not possible to invest directly in an index.

S&P 500 (price return)i (excluding dividends)

This is an unmanaged index of 500 stocks from a broad range of industries, considered to be representative of the stock market in general.

[i]

“The “S&P 500 (price return)“ is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by The Guardian Insurance & Annuity Company, Inc (“GIAC”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GIAC. Flexible Solutions® VUL 2018 (the “Policy”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices make any representation or warranty, express or implied, to policyowners or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 (price return) to track general market performance. S&P Dow Jones Indices’ only relationship to GIAC with respect to the S&P 500 (price return) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 (price return) is determined, composed and calculated by S&P Dow Jones Indices without regard to GIAC or the Policy. S&P Dow Jones Indices have no obligation to take the needs of GIAC or the owners of the Policy into consideration in determining, composing or calculating the S&P 500 (price return). S&P Dow Jones Indices is responsible for and have not participated in the determination of the prices, and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration or marketing of the Policy. There is no assurance that investment products based on the S&P 500 (price return) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 (price return) OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GIAC], OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 (price return) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

90	PROSPECTUS	APPENDICES

APPENDIX D

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Policy issued to a representative insured with a face amounts of $500,000 for a male insured Age 40, preferred NT underwriting class, utilizing the Guideline Premium Test (except that the illustration for Death Benefit Option 1 will use the Cash Value Accumulation Test as the Guideline Premium Test is not supported with Option 1). Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for the Policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options, the indexed option, and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the Surrender Charge Period. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.96% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2019, before taking into account any applicable expense reimbursements or fee waivers, and on the hypothetical assumption that Policy Account Value is allocated equally among the variable investment options. The rate does not reflect expense limitation arrangements in effect with respect to the underlying mutual funds. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any Policy will vary depending upon the actual allocation of Policy Account Value among the allocation options. For an explanation of the expenses see the accompanying fund prospectuses. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.96%, 5.04%, and 9.04%,

APPENDICES	PROSPECTUS	91

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

Because each policyowner’s circumstances will differ from those in the following hypothetical illustrations, policy values will differ as well. Therefore, GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected. Any premium-based illustration must reflect GIAC’s current minimum face amount requirement for the Policy — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2018, after giving effect to any applicable expense limitation arrangements. Policyowners should contact their registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future. Any non- standard performance data contained in such materials will always be accompanied by standard performance data.

The Policies were not available when the funds offered hereunder as of the date of this Prospectus commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

Illustrations will be preceded or accompanied by the current prospectuses for the policy and the underlying variable investment options.

92	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,628	-	500,000	6,830	4,954	-	500,000	6,830	5,171	-	500,000

2	41	6,830	9,213	-	500,000	6,830	10,159	604	500,000	6,830	10,812	1,257	500,000

3	42	6,830	13,758	4,938	500,000	6,830	15,631	6,811	500,000	6,830	16,969	8,149	500,000

4	43	6,830	18,261	10,151	500,000	6,830	21,382	13,272	500,000	6,830	23,686	15,576	500,000

5	44	6,830	22,719	15,389	500,000	6,830	27,424	20,094	500,000	6,830	31,013	23,683	500,000

6	45	6,830	27,066	20,681	500,000	6,830	33,703	27,318	500,000	6,830	38,935	32,550	500,000

7	46	6,830	31,312	25,877	500,000	6,830	40,242	34,807	500,000	6,830	47,521	42,086	500,000

8	47	6,830	35,470	30,980	500,000	6,830	47,066	42,576	500,000	6,830	56,842	52,352	500,000

9	48	6,830	39,586	36,046	500,000	6,830	54,239	50,699	500,000	6,830	67,016	63,476	500,000

10	49	6,830	43,668	41,078	500,000	6,830	61,783	59,193	500,000	6,830	78,126	75,536	500,000

15	54	6,830	68,707	68,707	500,000	6,830	111,960	111,960	500,000	6,830	157,991	157,991	500,000

20	59	6,830	90,896	90,896	500,000	6,830	174,927	174,927	500,000	6,830	279,182	279,182	710,739

25	64	6,830	108,683	108,683	500,000	6,830	253,413	253,413	549,469	6,830	458,728	458,728	994,648

30	69	6,830	119,004	119,004	500,000	6,830	347,683	347,683	647,834	6,830	719,914	719,914	1,341,409

35	74	6,830	119,613	119,613	500,000	6,830	460,472	460,472	745,173	6,830	1,099,287	1,099,287	1,778,954

40	79	6,830	102,528	102,528	500,000	6,830	593,312	593,312	847,703	6,830	1,643,742	1,643,742	2,348,518

45	84	6,830	49,550	49,550	500,000	6,830	747,842	747,842	960,116	6,830	2,417,467	2,417,467	3,103,661

50	89	-	-	-	-	6,830	926,552	926,552	1,094,205	6,830	3,510,804	3,510,804	4,146,059

55	94	-	-	-	-	6,830	1,131,790	1,131,790	1,260,248	6,830	5,046,130	5,046,130	5,618,864

60	99	-	-	-	-	6,830	1,407,180	1,407,180	1,434,956	6,830	7,407,515	7,407,515	7,553,728

65	104	-	-	-	-	6,830	1,839,202	1,839,202	1,839,202	6,830	11,471,620	11,471,620	11,471,620

70	109	-	-	-	-	6,830	2,392,160	2,392,160	2,392,160	6,830	17,741,975	17,741,975	17,741,975

75	114	-	-	-	-	6,830	3,099,908	3,099,908	3,099,908	6,830	27,416,268	27,416,268	27,416,268

80	119	-	-	-	-	6,830	4,005,776	4,005,776	4,005,776	6,830	42,342,367	42,342,367	42,342,367

81	120	-	-	-	-	6,830	4,215,355	4,215,355	4,215,355	6,830	46,185,729	46,185,729	46,185,729
IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

APPENDICES	PROSPECTUS	93

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 1

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,614	-	500,000	6,830	4,939	-	500,000	6,830	5,156	-	500,000

2	41	6,830	9,001	-	500,000	6,830	9,937	382	500,000	6,830	10,584	1,029	500,000

3	42	6,830	13,294	4,474	500,000	6,830	15,133	6,313	500,000	6,830	16,447	7,627	500,000

4	43	6,830	17,499	9,389	500,000	6,830	20,543	12,433	500,000	6,830	22,790	14,680	500,000

5	44	6,830	21,619	14,289	500,000	6,830	26,178	18,848	500,000	6,830	29,659	22,329	500,000

6	45	6,830	25,679	19,294	500,000	6,830	32,075	25,690	500,000	6,830	37,124	30,739	500,000

7	46	6,830	29,660	24,225	500,000	6,830	38,227	32,792	500,000	6,830	45,223	39,788	500,000

8	47	6,830	33,573	29,083	500,000	6,830	44,660	40,170	500,000	6,830	54,021	49,531	500,000

9	48	6,830	37,411	33,871	500,000	6,830	51,377	47,837	500,000	6,830	63,575	60,035	500,000

10	49	6,830	41,170	38,580	500,000	6,830	58,390	55,800	500,000	6,830	73,950	71,360	500,000

15	54	6,830	59,605	59,605	500,000	6,830	99,515	99,515	500,000	6,830	142,284	142,284	500,000

20	59	6,830	74,640	74,640	500,000	6,830	149,600	149,600	500,000	6,830	244,608	244,608	622,721

25	64	6,830	84,999	84,999	500,000	6,830	210,631	210,631	500,000	6,830	393,855	393,855	853,986

30	69	6,830	87,000	87,000	500,000	6,830	284,116	284,116	529,390	6,830	607,005	607,005	1,131,026

35	74	6,830	73,877	73,877	500,000	6,830	368,893	368,893	596,972	6,830	905,524	905,524	1,465,391

40	79	6,830	27,826	27,826	500,000	6,830	461,729	461,729	659,702	6,830	1,310,573	1,310,573	1,872,499

45	84	6,830	-	-	500,000	6,830	559,403	559,403	718,189	6,830	1,845,143	1,845,143	2,368,884

50	89	-	-	-	-	6,830	653,862	653,862	772,174	6,830	2,515,748	2,515,748	2,970,955

55	94	-	-	-	-	6,830	741,921	741,921	826,129	6,830	3,338,764	3,338,764	3,717,712

60	99	-	-	-	-	6,830	875,538	875,538	892,820	6,830	4,619,538	4,619,538	4,710,721

65	104	-	-	-	-	6,830	1,138,661	1,138,661	1,138,661	6,830	7,074,796	7,074,796	7,074,796

70	109	-	-	-	-	6,830	1,471,255	1,471,255	1,471,255	6,830	10,815,860	10,815,860	10,815,860

75	114	-	-	-	-	6,830	1,891,664	1,891,664	1,891,664	6,830	16,516,098	16,516,098	16,516,098

80	119	-	-	-	-	6,830	2,423,073	2,423,073	2,423,073	6,830	25,201,522	25,201,522	25,201,522

81	120	-	-	-	-	6,830	2,545,130	2,545,130	2,545,130	6,830	27,422,189	27,422,189	27,422,189

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

94	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,622	-	504,622	6,830	4,947	-	504,947	6,830	5,164	-	505,164

2	41	6,830	9,196	-	509,196	6,830	10,139	584	510,139	6,830	10,791	1,236	510,791

3	42	6,830	13,724	4,904	513,724	6,830	15,592	6,772	515,592	6,830	16,925	8,105	516,925

4	43	6,830	18,205	10,095	518,205	6,830	21,315	13,205	521,315	6,830	23,610	15,500	523,610

5	44	6,830	22,635	15,305	522,635	6,830	27,320	19,990	527,320	6,830	30,892	23,562	530,892

6	45	6,830	26,946	20,561	526,946	6,830	33,547	27,162	533,547	6,830	38,750	32,365	538,750

7	46	6,830	31,145	25,710	531,145	6,830	40,016	34,581	540,016	6,830	47,247	41,812	547,247

8	47	6,830	35,246	30,756	535,246	6,830	46,753	42,263	546,753	6,830	56,451	51,961	556,451

9	48	6,830	39,298	35,758	539,298	6,830	53,819	50,279	553,819	6,830	66,478	62,938	566,478

10	49	6,830	43,310	40,720	543,310	6,830	61,241	58,651	561,241	6,830	77,412	74,822	577,412

15	54	6,830	67,762	67,762	567,762	6,830	110,235	110,235	610,235	6,830	155,401	155,401	655,401

20	59	6,830	88,766	88,766	588,766	6,830	170,261	170,261	670,261	6,830	272,775	272,775	772,775

25	64	6,830	104,152	104,152	604,152	6,830	241,802	241,802	741,802	6,830	448,069	448,069	971,536

30	69	6,830	109,694	109,694	609,694	6,830	322,792	322,792	822,792	6,830	704,143	704,143	1,312,022

35	74	6,830	102,381	102,381	602,381	6,830	412,013	412,013	912,013	6,830	1,076,102	1,076,102	1,741,434

40	79	6,830	73,114	73,114	573,114	6,830	500,580	500,580	1,000,580	6,830	1,609,934	1,609,934	2,300,214

45	84	6,830	5,940	5,940	505,940	6,830	568,774	568,774	1,068,774	6,830	2,368,579	2,368,579	3,040,897

50	89	-	-	-	-	6,830	576,556	576,556	1,076,556	6,830	3,440,623	3,440,623	4,063,179

55	94	-	-	-	-	6,830	450,002	450,002	950,002	6,830	4,946,061	4,946,061	5,507,437

60	99	-	-	-	-	6,830	107,592	107,592	607,592	6,830	7,113,717	7,113,717	7,613,717

65	104	-	-	-	-	6,830	175,820	175,820	675,820	6,830	11,018,332	11,018,332	11,518,332

70	109	-	-	-	-	6,830	263,146	263,146	763,146	6,830	17,042,613	17,042,613	17,542,613

75	114	-	-	-	-	6,830	374,918	374,918	874,918	6,830	26,337,249	26,337,249	26,837,249

80	119	-	-	-	-	6,830	517,978	517,978	1,017,978	6,830	40,677,590	40,677,590	41,177,590

81	120	-	-	-	-	6,830	551,077	551,077	1,051,077	6,830	44,370,123	44,370,123	44,870,123

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

APPENDICES	PROSPECTUS	95

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 2

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,608	-	504,608	6,830	4,932	-	504,932	6,830	5,149	-	505,149

2	41	6,830	8,980	-	508,980	6,830	9,914	359	509,914	6,830	10,559	1,004	510,559

3	42	6,830	13,250	4,430	513,250	6,830	15,083	6,263	515,083	6,830	16,392	7,572	516,392

4	43	6,830	17,425	9,315	517,425	6,830	20,454	12,344	520,454	6,830	22,690	14,580	522,690

5	44	6,830	21,505	14,175	521,505	6,830	26,036	18,706	526,036	6,830	29,495	22,165	529,495

6	45	6,830	25,517	19,132	525,517	6,830	31,865	25,480	531,865	6,830	36,876	30,491	536,876

7	46	6,830	29,441	24,006	529,441	6,830	37,933	32,498	537,933	6,830	44,864	39,429	544,864

8	47	6,830	33,289	28,799	533,289	6,830	44,261	39,771	544,261	6,830	53,523	49,033	553,523

9	48	6,830	37,052	33,512	537,052	6,830	50,852	47,312	550,852	6,830	62,901	59,361	562,901

10	49	6,830	40,725	38,135	540,725	6,830	57,713	55,123	557,713	6,830	73,055	70,465	573,055

15	54	6,830	58,476	58,476	558,476	6,830	97,432	97,432	597,432	6,830	139,136	139,136	639,136

20	59	6,830	72,231	72,231	572,231	6,830	144,193	144,193	644,193	6,830	236,022	236,022	736,022

25	64	6,830	80,318	80,318	580,318	6,830	197,753	197,753	697,753	6,830	377,599	377,599	877,599

30	69	6,830	78,253	78,253	578,253	6,830	254,310	254,310	754,310	6,830	581,087	581,087	1,082,734

35	74	6,830	58,528	58,528	558,528	6,830	305,477	305,477	805,477	6,830	868,016	868,016	1,404,693

40	79	6,830	4,743	4,743	504,743	6,830	329,732	329,732	829,732	6,830	1,257,704	1,257,704	1,796,962

45	84	-	-	-	-	6,830	284,636	284,636	784,636	6,830	1,770,319	1,770,319	2,272,821

50	89	-	-	-	-	6,830	66,905	66,905	566,905	6,830	2,378,177	2,378,177	2,878,177

55	94	-	-	-	-	-	-	-	-	6,830	2,993,935	2,993,935	3,493,935

60	99	-	-	-	-	-	-	-	-	6,830	3,552,546	3,552,546	4,052,546

65	104	-	-	-	-	-	-	-	-	6,830	3,855,679	3,855,679	4,355,679

70	109	-	-	-	-	-	-	-	-	6,830	3,663,217	3,663,217	4,163,217

75	114	-	-	-	-	-	-	-	-	6,830	2,552,409	2,552,410	3,052,409

80	119	-	-	-	-	-	-	-	-	6,830	804,744	804,744	1,304,744

81	120	-	-	-	-	-	-	-	-	6,830	357,905	357,905	857,905

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

96	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-0.94% Net) Return				Assuming Current Charges and 6% Gross (5.06% Net) Return				Assuming Current Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,620	-	506,830	6,830	4,946	-	506,830	6,830	5,163	-	506,830

2	41	6,830	9,190	-	513,660	6,830	10,134	579	513,660	6,830	10,786	1,231	513,660

3	42	6,830	13,711	4,891	520,490	6,830	15,581	6,761	520,490	6,830	16,916	8,096	520,490

4	43	6,830	18,183	10,073	527,320	6,830	21,297	13,187	527,320	6,830	23,594	15,484	527,320

5	44	6,830	22,601	15,271	534,150	6,830	27,292	19,962	534,150	6,830	30,870	23,540	534,150

6	45	6,830	26,894	20,509	540,980	6,830	33,508	27,123	540,980	6,830	38,722	32,337	540,980

7	46	6,830	31,071	25,636	547,810	6,830	39,963	34,528	547,810	6,830	47,214	41,779	547,810

8	47	6,830	35,144	30,654	554,640	6,830	46,683	42,193	554,640	6,830	56,415	51,925	554,640

9	48	6,830	39,163	35,623	561,470	6,830	53,733	50,193	561,470	6,830	66,444	62,904	561,470

10	49	6,830	43,137	40,547	568,300	6,830	61,136	58,546	568,300	6,830	77,385	74,795	568,300

15	54	6,830	67,295	67,295	602,450	6,830	110,093	110,093	602,450	6,830	155,710	155,710	602,450

20	59	6,830	87,704	87,704	636,600	6,830	170,409	170,409	636,600	6,830	274,796	274,796	699,572

25	64	6,830	101,723	101,723	670,750	6,830	243,440	243,440	670,750	6,830	452,171	452,171	980,431

30	69	6,830	103,784	103,784	704,900	6,830	329,628	329,628	704,900	6,830	710,212	710,212	1,323,332

35	74	6,830	88,260	88,260	739,050	6,830	433,046	433,046	739,050	6,830	1,085,025	1,085,025	1,755,873

40	79	6,830	38,114	38,114	773,200	6,830	557,892	557,892	797,096	6,830	1,622,945	1,622,945	2,318,804

45	84	-	-	-	-	6,830	705,352	705,352	905,565	6,830	2,387,394	2,387,394	3,065,051

50	89	-	-	-	-	6,830	875,950	875,950	1,034,447	6,830	3,467,632	3,467,632	4,095,075

55	94	-	-	-	-	6,830	1,071,935	1,071,935	1,193,599	6,830	4,984,572	4,984,572	5,550,320

60	99	-	-	-	-	6,830	1,334,693	1,334,693	1,361,038	6,830	7,317,651	7,317,651	7,462,091

65	104	-	-	-	-	6,830	1,746,423	1,746,423	1,746,423	6,830	11,332,974	11,332,974	11,332,974

70	109	-	-	-	-	6,830	2,273,409	2,273,409	2,273,409	6,830	17,528,062	17,528,062	17,528,062

75	114	-	-	-	-	6,830	2,947,915	2,947,915	2,947,915	6,830	27,086,230	27,086,230	27,086,230

80	119	-	-	-	-	6,830	3,811,235	3,811,235	3,811,235	6,830	41,833,164	41,833,164	41,833,164

81	120	-	-	-	-	6,830	4,010,971	4,010,971	4,010,971	6,830	45,630,392	45,630,392	45,630,392

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

APPENDICES	PROSPECTUS	97

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

Male Issue Age 40, Preferred NT Underwriting Risk

$500,000 Face Amount

Death Benefit Option 3

Target Premium = $6,830

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Guaranteed Charges and 0% Gross (-0.94% Net) Return				Assuming Guaranteed Charges and 6% Gross (5.06% Net) Return				Assuming Guaranteed Charges and 10% Gross (9.06% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit

1	40	6,830	4,607	-	506,830	6,830	4,931	-	506,830	6,830	5,148	-	506,830

2	41	6,830	8,973	-	513,660	6,830	9,907	352	513,660	6,830	10,553	998	513,660

3	42	6,830	13,233	4,413	520,490	6,830	15,068	6,248	520,490	6,830	16,379	7,559	520,490

4	43	6,830	17,393	9,283	527,320	6,830	20,427	12,317	527,320	6,830	22,668	14,558	527,320

5	44	6,830	21,453	14,123	534,150	6,830	25,993	18,663	534,150	6,830	29,461	22,131	534,150

6	45	6,830	25,439	19,054	540,980	6,830	31,804	25,419	540,980	6,830	36,830	30,445	540,980

7	46	6,830	29,332	23,897	547,810	6,830	37,849	32,414	547,810	6,830	44,806	39,371	547,810

8	47	6,830	33,142	28,652	554,640	6,830	44,152	39,662	554,640	6,830	53,454	48,964	554,640

9	48	6,830	36,858	33,318	561,470	6,830	50,714	47,174	561,470	6,830	62,825	59,285	561,470

10	49	6,830	40,477	37,887	568,300	6,830	57,544	54,954	568,300	6,830	72,978	70,388	568,300

15	54	6,830	57,767	57,767	602,450	6,830	97,087	97,087	602,450	6,830	139,317	139,317	602,450

20	59	6,830	70,510	70,510	636,600	6,830	143,756	143,756	636,600	6,830	237,842	237,842	636,600

25	64	6,830	76,384	76,384	670,750	6,830	197,748	197,748	670,750	6,830	383,781	383,781	832,143

30	69	6,830	68,998	68,998	704,900	6,830	256,456	256,456	704,900	6,830	592,372	592,372	1,103,761

35	74	6,830	35,616	35,616	739,050	6,830	314,343	314,343	739,050	6,830	884,530	884,530	1,431,417

40	79	-	-	-	-	6,830	355,211	355,211	773,200	6,830	1,280,981	1,280,981	1,830,219

45	84	-	-	-	-	6,830	337,452	337,452	807,350	6,830	1,804,243	1,804,243	2,316,375

50	89	-	-	-	-	6,830	76,830	76,830	841,500	6,830	2,460,719	2,460,719	2,905,968

55	94	-	-	-	-	-	-	-	-	6,830	3,266,448	3,266,448	3,637,189

60	99	-	-	-	-	-	-	-	-	6,830	4,520,218	4,520,218	4,609,440

65	104	-	-	-	-	-	-	-	-	6,830	6,923,463	6,923,463	6,923,463

70	109	-	-	-	-	-	-	-	-	6,830	10,585,274	10,585,274	10,585,274

75	114	-	-	-	-	-	-	-	-	6,830	16,164,756	16,164,756	16,164,756

80	119	-	-	-	-	-	-	-	-	6,830	24,666,183	24,666,183	24,666,183

81	120	-	-	-	-	-	-	-	-	6,830	26,839,807	26,839,807	26,839,807

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED- RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER

98	PROSPECTUS	APPENDICES

BACK COVER PAGE

WHERE T O G ET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the Policy described in this prospectus. The financial statements of GIAC and Separate Account N are incorporated by reference in the SAI. The SAI has been filed with the SEC and is considered to be part of the prospectus because it is incorporated into this prospectus by reference. If you would like a free copy of the prospectus or SAI, please call us toll-free at the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) , go to our website https://guardianlife.onlineprospectus.net/guardianlife/FS_VUL2018/index.html?where=eengine.goToDocument (%22Product%20Prospectus%22) or write to us at our Mailing Address:

The Guardian Insurance & Annuity Company, Inc.

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

For registered, certified, or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg A

El Paso, TX 79932

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Section, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549 or publicinfo@sec.gov.

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

HOW T O COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our Mailing Address, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

Our address for registered, certified, or express mail is:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg A

El Paso, TX 79932

If you need information on your Policy, or a personalized illustration, available free of charge (however, we may limit the number of requests to three per Policy Year), of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your agent, or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) between 8:30 a.m. and 5:00 p.m. Eastern time or write us at the above address. Current policyowners should contact their agent for current personalized illustrations.

Investment Company Act File No. 811-09725

Contract ID C000200090

BACK COVER PAGE	PROSPECTUS	99

FLEXIBLE SOLUTIONS® VUL (2018)

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2021

This Statement of Additional Information contains additional information to the Prospectus dated May 1, 2021 for The Guardian Separate Account N variable universal life insurance policy (marketed under the name “Flexible Solutions® VUL (2018)”) (the “Policy” or “Policies”) dated May 1, 2021. Unless otherwise indicated, all terms in this SAI have the same meaning as when used in the Prospectus. This is not a prospectus.

A free Prospectus is available upon request by writing:

The Guardian Insurance & Annuity Company, Inc.

Mailing Address:

P.O. Box 981588

El Paso, TX 79998-1588

or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office Contact Center

1-888-GUARDIAN (1-888-482-7342)

or at our website: https://guardianlife.onlineprospectus.net/guardianlife/FS_VUL2018/index.html ?where=eengine.goToDocument(%22Product%20Prospectus%22)

Registration Nos. 333-222952 & 811-09725

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ABOUT GIAC

Your Policy is issued through The Guardian Separate Account N, (Separate Account or Separate Account N), of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2020, our total admitted assets (Statutory basis) exceeded $14.2 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2020, Guardian Life had total admitted assets (Statutory basis) in excess of $68.0 billion. The offices of both Guardian Life and GIAC are located at 10 Hudson Yards, New York, New York 10001.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, Duff & Phelps and A.M. Best & Co. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option and the indexed option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own a convertible term life insurance policy issued by us or by Guardian Life, you may be able to buy a Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for this Policy.

If you have a convertible term policy, you may receive a credit consistent with our then current administrative procedures, if you convert it to a Flexible Solutions® VUL (2018) Policy.

Section 7702 – Life Insurance

Qualification Guideline Premium Test

The Guideline Premium Test consists of two parts: (1) the Guideline Premium Test (a premium payment limit) and (2) the Cash Value Corridor Test. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age, of the Policy Account Value.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

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To satisfy the other part of the Guideline Premium Test, the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%

*	The percentage decreases uniformly as attained age increases within the age ranges.

If the Code requires that we determine the death benefit under your Policy by reference to these limitation percentages, the Policy is described as being “in the corridor.”

Cash Value Accumulation Test (CVAT)

The Cash Value Accumulation Test does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage, which varies each year based on the insured’s age and gender, of the Policy Account Value. The corridor under CVAT is different from the corridor under the Guideline Premium Test. It requires more death benefit relative to Policy Account Value than is required by the Guideline Premium Test corridor. To satisfy CVAT, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Changing Your Death Benefit Option

Death benefit option changes, if permitted, involve either an increase or a decrease in your Policy’s total Face Amount. When a change results in an increase in total Face Amount, we will increase the Basic Sum Insured rather than add a new Policy Segment. A decrease in total Face Amount will reduce coverage in the same manner as if you had requested a decrease in Face Amount. That is, if you have increased your Policy’s Face Amount by adding Policy Segments, we will decrease the Face Amount starting with the most recent Policy Segment, followed by the Additional Sum Insured and the Basic Sum Insured, in that order.

If you change your death benefit option from Option 2 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Policy Account Value. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you change your death benefit option from Option 3 to Option 1, your Policy’s Face Amount will increase by an amount equal to the Net Accumulated Premiums. Again, we increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

A change in death benefit option that results in an increase in the death benefit, will be considered a material change for tax purposes. See “Federal Tax Considerations” in the Prospectus for further information on material changes and consult your tax advisor

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No other changes of death benefit option are permitted.

Experience Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the experience factor (sometimes referred to as the “net investment factor”) for that day. We calculate the experience factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

We do not calculate the unit value on non-Business Days. Non-Business Days use the unit value calculated as of the most recent preceding Business Day.

The prospectuses for each underlying mutual fund describe how they calculate the net asset values of their shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount because of a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	Under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the Initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the Initial Face Amount and, finally, reduce the Basic Sum Insured portion of the Initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

If the Policy is using the Guideline Premium Test, guideline single premiums and guideline level premiums will be recalculated upon a decrease in Face Amount. If the Policy is using the Cash Value Accumulation Test, net single premiums will be recalculated upon a decrease in Face Amount.

Reducing the Face Amount of your Policy may have adverse tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law. See “Federal Tax Considerations” in the Prospectus.

Increasing the Face Amount

We’ll issue an increase in Face Amount in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, cost of insurance charges, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Monthly Premium.

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After an increase in Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the Initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the Initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the Initial Face Amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the Initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the Initial Face amount and each Policy Segment.

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new Policy for the increase in the Face Amount. A new 14-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you of the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have adverse tax consequences, including possibly causing your Policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the Prospectus at “Federal Tax Considerations.”

Dollar Cost Averaging

If you choose dollar cost averaging, you transfer the same dollar amount from an available money market variable investment option to a particular allocation option or options on each Monthly Processing Date over a chosen period of time. The amount of each transfer under this program must be at least $100 for each allocation option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from the money market option into the allocation options you have chosen. We will start dollar cost averaging beginning on the Monthly Processing Date next following our receipt of your written authorization, received in Good Order at our Mailing Address.

Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge for this service.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in the money market option is insufficient to cover your monthly transfer to the allocation options you have chosen. If this happens we will divide what you do have in the money market option proportionally among the allocation options you have chosen, leaving a balance of zero in the money market option

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next dollar cost averaging transfer date, dollar cost averaging will cease as of that date; otherwise dollar cost averaging will cease as of the next following dollar cost averaging transfer date; or

•	your Policy lapses or you surrender it.

You may change your dollar cost averaging instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Automatic Portfolio Rebalancing Option

If you choose automatic portfolio rebalancing, your Policy Account Value will be automatically rebalanced to maintain a selected proportion of your Policy Account Value in each of the variable investment options. Generally, this selected proportion will correspond to your then current premium allocation designation. Automatic Portfolio Rebalancing does not apply to the fixed-rate or indexed options.

You select the day on which you wish your automatic portfolio rebalancing to begin. We will start automatic portfolio Business Day next following receipt if the selected date is a non-Business Day. Once rebalancing begins, we will rebalance quarterly thereafter.

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Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not currently charge you for using this service.

We will stop automatic rebalancing of your Policy Account Value when:

•	The period of time, if any, listed on your automatic rebalancing authorization form ends;

•

you tell us in writing to end the program. If we receive your instruction at least three Business Days before the next quarterly rebalancing date, automatic portfolio rebalancing will cease as of that automatic portfolio rebalancing date; otherwise automatic portfolio rebalancing will cease as of the next following quarterly rebalancing date; or

•	Your Policy lapses or you surrender it.

Payment Options

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured’s death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. Applicable deductions will be made prior to payment. See “Policy Proceeds” in the Prospectus. The following settlement options are available under the Policy:

Payment Option 1 — Under this option we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Payment Option 2 — Under this option we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Payment Option 3 — Under this option we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Payment Option 4 — Under this option we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Payment Option 5 — Under this option we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Payment Option 6 — Under this option we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees.

The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females). Some states may require the use of a different mortality table. You should refer to your Policy for further details.

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Limits to GIAC’s Right to Challenge a Policy Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

The period of time during which we can challenge the Policy or any increase in total Face Amount may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

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Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

The period during which our liability is limited when the insured’s death results from suicide may vary depending on the state in which your Policy is issued. You should refer to your Policy for further details.

Exchanging a Policy

If you elect to exchange your Policy for a level premium, fixed-benefit whole life policy that we make available for this purpose being issued by us or our affiliate, Guardian Life, the exchange may result in a cost or credit to you.

On or before the tenth Policy Anniversary, the cost or credit calculated upon the date of exchange is the greater of (a) and (b) where:

(a)	equals the cumulative premiums for the new policy (i.e. the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with annual interest at the rate of 4% minus the cumulative premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) accumulated at an annual interest rate of 4%; and

(b)	equals the cash value of the new policy minus the Net Cash Surrender Value of this Policy on the date of exchange

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero). An exchange credit may be used to purchase paid up additions on the new policy.

After the tenth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy minus this Policy’s Net Cash Surrender Value on the exchange date.

In calculating an exchange cost or credit, we reserve the right to assess an additional charge if the insured is in a substandard risk class. This charge would be based on the substandard reserve for the new policy.

If your policy is issued in Florida or New York, you will also have the option to elect a paid-up insurance option. This option can be exercised on any Policy Anniversary and the election is irrevocable. You can obtain more information from your agent or by writing to us at our Mailing Address.

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ADDITIONAL INFORMATION ABOUT SUPPLEMENTAL BENEFITS AVAILABLE BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage Rider (“GCR”) — this rider, available only at issue and only with Death Benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction and the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to Attained Age 85. There is no charge for this rider. This rider is not available on policies with insureds rated sub-standard.

Waiver of Monthly Deductions Rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount of up to $5,000,000 for standard or higher under-writing classes ($3,000,000 if lower).

Disability Benefit Rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. The benefit continues for life if disability occurs prior to age 60. Coverage terminates at insured’s Attained Age 65 if not disabled. Age limits apply. It is only available on Policies with a Face Amount less than $5,000,000.

Accidental Death Benefit Rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Whole Life Purchase Option Rider — this rider, available only at issue, provides the Policyowner the right to purchase a new whole life policy that we make available for this purpose, without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider. Age limits apply. The benefit cannot exceed the lesser of $250,000 or the initial Face Amount.

Select Security Rider (Amendment to Owner provision) — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Policy Continuation Rider — this rider, issued only on Policies electing the Guideline Premium Test, gives you the option to continue your policy at a reduced death benefit with no further Monthly Deductions in the event your Policy is in danger of default or termination due to excessive Policy Debt. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Policy Debt. There is no charge for the rider; however, at the time you elect the benefit under the rider, a transaction charge will be deducted from your Policy Account Value. The current maximum transaction charge is 3.5% of your Policy Account Value on the effective date of the election. The guaranteed maximum transaction charge is 4.5% of your Policy Account Value on the effective date of the election. In addition, when you elect the benefit under this rider, (i) any indexed loans will be changed to standard loans, (ii) any unloaned Policy Account Value will be transferred to the fixed- rate option and (iii) the excess of the Indexed Option Alternate Account value over the indexed option value will be transferred to the fixed-rate option. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to electing this benefit.

Alternate Net Cash Surrender Value Rider

This rider, available at issue only, is designed to provide high early cash value in the Policy during the first 84 Policy Months. The rider is required for corporate owned policies covering multiple lives.

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Enhanced Accelerated Benefit Rider (also known as Accelerated Death Benefit Rider)

This rider, available only at issue provides the policyowner the ability to accelerate a part of the Policy’s death benefit prior to death with an interest-bearing lien if the insured has a chronic illness or becomes terminally ill, subject to satisfying the conditions of the rider.

This rider is not available for corporate-owned policies insuring multiple lives.

General Considerations

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

Assigning the Rights to Your Policy

You may assign the rights under your Policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

Unless you otherwise specify, the entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to change the Policyowner or beneficiary, and change a payment option; provided, however, the assignee shall not have the right to direct where your Net Premiums will be invested or make transfers among the fixed-rate, indexed, and variable investment options.

Assigning the rights to your Policy also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, call us at our Customer Service Office Contact Center, write to us at our Mailing Address, or contact your

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Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Park Avenue Securities LLC (PAS) for PAS to act as the principal underwriter of the Policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. PAS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this agreement, we paid through PAS for the sale of products issued by the Separate Account a total of $186,229 in 2018, $150,316 in 2019 and $147,922 in 2020. PAS did not retain any of such commissions.

PAS is a Delaware corporation organized on August 20, 1998. PAS is a wholly-owned subsidiary of Guardian Life and is located at 10 Hudson Yards, New York, New York 10001.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of PAS, or of broker-dealer firms which have entered into agreements with GIAC and PAS to sell Policies.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into agreements with each of the fund complexes (or affiliated entities) represented by the variable investment options offered under the Policy pursuant to which we are compensated for certain distribution and/or administrative costs and expenses connected with the offering and sale of their funds to our policyowners. The amount we receive is a percentage of assets under management. We also receive 12b-1 fees from all funds except funds in the Davis and Victory fund families and the Fidelity VIP Index 500 Portfolio.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Policies under a group or sponsored arrangement. A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association. A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In

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addition, GIAC may permit groups or persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums in excess of one Target Premium. This charge drops to 4% up to one Target Premium and 0% in excess thereof after the 10th Policy Year.

The following example shows the operation of the premium charge for a hypothetical policyowner.

EXAMPLE

A 40 year-old male (Preferred NT underwriting class) buys a Policy with a Face Amount of $500,000 on January 1, 2018. Five years later, on January 1, 2023, the same male, now age 45 (Preferred NT underwriting class), requests an increase in the Face Amount of $100,000. The initial Target Premium is $6,830, and the Target Premium for the increase is $1,783.00, bringing the total Target Premium to $8,613.00. Assume he pays $7,000 per year for 5 years and $13,000 per year for the next 15 years. The premiums and premium charges are allocated as follows:

Years 1-	All premiums are allocated to the Initial Face Amount because that is the

Years 6-	Premiums up to the Target Premium for the Initial Face Amount ($500,000) are allocated to the Initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($100,000) is allocated to the Face Amount increase. The remaining premium ($13,000 – $8,613 = $4,387) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $4,387 x ($6,830 ÷ $8,613.00) = $3,478.84

Face Amount increase segment: $4,387 x ($1,783.00 ÷ $8,613.00) = $908.16

Therefore, the total premium allocated to the Initial Face Amount is $6,830.00 + $3,478.84 = $10,308.84, and the total allocated to the Face Amount increase segment is $1,783.00 + $908.16 = $2,691.16.

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Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
Policy Year 4	7,000	553.20	0.00	0.00
Policy Year 7	10,308.84	685.55	2681.16	178.97
Policy Year 13	10,308.84	273.20	2681.16	178.97

Policy year	Actual surrender charge from surrender charge tables (Appendix A) ($)
1	20.65
2	19.11
3	17.64
4	16.22
5	14.66
6	12.77
7	10.87
8	8.98
9	7.08
10	5.18
11	3.29
12	1.39
13	0
14	0
15	0

Surrender Charges

We deduct a surrender charge during the Policy’s Surrender Charge Period if you surrender your Policy. Please see Appendix A: Surrender Charge Tables for the surrender charges applicable to all issue ages, sex and underwriting classes. The surrender charge for your Policy is set forth on the Policy data pages attached to your Policy.

The following example shows the operation of the surrender charge for a hypothetical policyowner. Your surrender charges may vary.

EXAMPLE (Policy with Initial Face Amount only)

The example on the left shows how the surrender charge declines over a fourteen year period so that in year fifteen it equals $0.

Insured: Male, Age 40

Underwriting Class: Preferred NT

Face Amount: $500,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $20.65

Surrender charge in Policy Year one is:
The surrender charge per $1000 multiplied by $500,000 or ($20.65 x $500,000 divided by 1000) = $10,325.00
All figures in the table are rounded to the nearest $.01.

Assume in the foregoing example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 45) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 50). At the time of the first increase, the insured is again classified in the Preferred NT underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

B-12

	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $1,000 ($)	Surrender charge in year one for applicable initial Face Amount or Policy Segment
Initial face amount (preferred NT)	1	40	500,000	20.65	10,325.00
1st increase (preferred NT)	6	45	200,000	23.37	4,674.00
2nd increase (standard)	11	50	100,000	26.98	2,698.00

All figures in the table are rounded to the nearest $.01.

B-13

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for Policy Years 1 through 21 only as, after the 21st Policy Year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000

(actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	10,325.00	0.00	0.00	10,325.00
2	9,785.00	0.00	0.00	9,785.00
3	9,245.00	0.00	0.00	9,245.00
4	8,715.00	0.00	0.00	8,715.00
5	7,785.00	0.00	0.00	7,785.00
6	6,775.00	4,674.00	0.00	11,449.00
7	5,705.00	4,442.00	0.00	10,147.00
8	4,530.00	4,212.00	0.00	8,742.00
9	3,330.00	3,924.00	0.00	7,254.00
10	2,015.00	3,494.00	0.00	5,509.00
11	694.00	3,048.00	2,698.00	6,440.00
12	0.00	2,550.00	2,573.00	5,123.00
13	0.00	2,022.00	2,447.00	4,469.00
14	0.00	1,480.00	2,282.00	3,762.00
15	0.00	892.00	2,042.00	2,934.00
16	0.00	274.00	1,787.00	2,061.00
17	0.00	0.00	1,503	1,503.00
18	0.00	0.00	1,202.00	1,202.00
19	0.00	0.00	883.00	883.00
20	0.00	0.00	548.00	548.00
21	0.00	0.00	199.00
22	0.00	0.00	0.00	0.00
23	0.00	0.00	0.00	0.00
24	0.00	0.00	0.00	0.00
25	0.00	0.00	0.00	0.00

B-14

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death Benefit Options. A higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Jess Geller, FSA, Vice President & Actuary, Individual Life , of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your first Policy Anniversary, and quarterly thereafter, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary, or quarter, as applicable

B-15

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us

•	the interest rate for allocations to the fixed-rate option.

•	the interest credited to each matured Indexed Segment

•	the amount of any Liens

Twice a year we will send you reports containing the financial statements of the underlying funds. The annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. However, you will not automatically receive a confirmation statement for premium payments paid through the pre-authorized checking plan; these confirmation statements will be mailed only upon request. We will also write you to request a required payment to keep your Policy from lapsing.

If several members of the same household own a Policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by writing to us at our Mailing Address or calling the Customer Service Office Contact Center.

Advertising Practices

In our advertisements and sales materials for the Policies we may include:

•	articles or reports on variable life insurance in general, or specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, PAS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating and/or ranking organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

•	Duff & Phelps

•	Comdex

These ratings relate only to GIAC’s ability to meet its obligations under the Policy’s fixed-rate and indexed options and to pay death benefits provided under the Policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same

B-16

performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, or other money market fund that we make available, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Legal Matters

The legal validity of the Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President, Counsel and Assistant Corporate Secretary of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Policies, and not as an indication of the investment experience of the Separate Account. The financial statements of The Guardian Separate Account N are prepared in accordance with GAAP (Generally Accepted Accounting Principles).

Experts

The financial statements of The Guardian Insurance & Annuity Company, Inc. and each of the subaccounts of The Guardian Separate Account N included in Form N-VPFS dated April 15, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

(a) The following financial statements are incorporated by reference in this Part B Incorporated by reference to Form N-VPFS filed by the Registrant on April 15, 2021 (File No. 811-09725; Accession Number: 0001193125-21-117782).

(1) The Guardian Separate Account N

Statement of Assets and Liabilities as of December 31, 2020

Statement of Operations for the Year Ended December 31, 2020

Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(2) The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2020 and 2019

Statutory Basis Statements of Operations for the Years Ended December 31, 2020 and 2019

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2020 and 2019

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2020 and 2019

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

B-17

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	9	7	8	9	10	11	12	13	14	15+
18	14.03	12.99	12.00	11.05	10.13	9.22	8.19	7.17	6.08	4.95	3.82	2.69	1.57	0.44	—
19	14.20	13.15	12.15	11.18	10.25	9.33	8.29	7.25	6.22	5.13	4.01	2.88	1.75	0.62	—
20	14.37	13.31	12.30	11.32	10.38	9.44	8.39	7.34	6.29	5.24	4.19	3.07	1.94	0.81	—
21	14.56	13.48	12.45	11.46	10.51	9.56	8.50	7.44	6.37	5.30	4.15	3.00	1.85	0.69	—
22	14.75	13.66	12.62	11.61	10.65	9.69	8.61	7.54	6.46	5.29	4.12	2.94	1.77	0.59	—
23	14.95	13.85	12.79	11.77	10.80	9.82	8.73	7.61	6.40	5.19	3.97	2.76	1.55	0.34	—
24	15.16	14.04	12.97	11.94	10.95	9.96	8.85	7.67	6.43	5.20	3.96	2.73	1.49	0.25	—
25	15.38	14.25	13.16	12.12	11.11	10.11	8.99	7.74	6.48	5.22	3.96	2.70	1.44	0.18	—
26	15.62	14.47	13.36	12.30	11.28	10.26	9.04	7.75	6.45	5.16	3.86	2.56	1.27	—	—
27	15.88	14.71	13.58	12.50	11.46	10.43	9.17	7.85	6.53	5.21	3.89	2.57	1.25	—	—
28	16.14	14.95	13.81	12.71	11.65	10.60	9.25	7.89	6.53	5.18	3.82	2.47	1.11	—	—
29	16.43	15.22	14.05	12.93	11.86	10.79	9.41	8.03	6.65	5.27	3.89	2.51	1.13	—	—
30	16.73	15.50	14.31	13.17	12.07	10.94	9.52	8.11	6.69	5.27	3.86	2.44	1.03	—	—
31	17.05	15.79	14.58	13.42	12.30	11.10	9.65	8.20	6.75	5.30	3.84	2.39	0.94	—	—
32	17.39	16.10	14.87	13.68	12.54	11.35	9.87	8.39	6.92	5.44	3.97	2.49	1.01	—	—
33	17.74	16.43	15.17	13.96	12.79	11.55	10.04	8.52	7.01	5.50	3.99	2.48	0.96	—	—
34	18.11	16.77	15.48	14.24	13.06	11.83	10.29	8.76	7.22	5.68	4.15	2.61	1.08	—	—
35	18.50	17.13	15.81	14.54	13.33	12.06	10.49	8.92	7.35	5.78	4.20	2.63	1.06	—	—
36	18.89	17.49	16.15	14.85	13.61	12.19	10.56	8.93	7.30	5.66	4.03	2.40	0.77	—	—
37	19.31	17.87	16.50	15.18	13.91	12.28	10.57	8.87	7.16	5.46	3.76	2.05	0.35	—	—
38	19.73	18.27	16.86	15.51	14.20	12.44	10.68	8.91	7.15	5.38	3.62	1.86	0.09	—	—
39	20.18	18.68	17.24	15.86	14.40	12.56	10.73	8.89	7.05	5.22	3.38	1.55	—	—	—
40	20.65	19.11	17.64	16.22	14.66	12.77	10.87	8.98	7.08	5.18	3.29	1.39	—	—	—
41	21.14	19.57	18.05	16.60	14.86	12.88	10.90	8.92	6.94	4.96	2.98	1.00	—	—	—
42	21.66	20.04	18.49	17.01	15.08	13.02	10.95	8.89	6.82	4.76	2.70	0.63	—	—	—
43	22.20	20.54	18.95	17.43	15.28	13.12	10.96	8.80	6.64	4.48	2.32	0.16	—	—	—
44	22.77	21.07	19.44	17.81	15.57	13.32	11.08	8.83	6.59	4.35	2.10	—	—	—	—
45	23.37	21.63	19.95	18.21	15.88	13.55	11.23	8.90	6.57	4.24	1.92	—	—	—	—
46	24.01	22.21	20.49	18.65	16.24	13.83	11.41	9.00	6.59	4.18	1.77	—	—	—	—
47	24.69	22.84	21.06	19.09	16.59	14.08	11.57	9.06	6.55	4.05	1.54	—	—	—	—
48	25.41	23.50	21.66	19.62	17.03	14.44	11.84	9.25	6.66	4.07	1.48	—	—	—	—
49	26.17	24.20	22.31	20.16	17.47	14.78	12.09	9.41	6.72	4.03	1.34	—	—	—	—
50	26.98	24.94	22.99	20.79	18.01	15.24	12.47	9.70	6.93	4.15	1.38	—	—	—	—
51	27.84	25.73	23.71	21.39	18.51	15.63	12.75	9.87	6.99	4.11	1.23	—	—	—	—
52	28.75	26.57	24.47	22.06	19.07	16.09	13.10	10.11	7.12	4.13	1.14	—	—	—	—
53	29.72	27.45	25.28	22.82	19.74	16.66	13.57	10.49	7.40	4.32	1.24	—	—	—	—
54	30.74	28.39	26.14	23.61	20.42	17.23	14.04	10.84	7.65	4.46	1.27	—	—	—	—
55	31.82	29.38	27.04	24.47	21.17	17.87	14.57	11.27	7.97	4.67	1.37	—	—	—	—
56	32.97	30.43	27.99	25.33	21.90	18.47	15.03	11.60	8.17	4.74	1.30	—	—	—	—
57	34.20	31.55	29.01	26.27	22.71	19.14	15.58	12.02	8.45	4.89	1.32	—	—	—	—
58	35.51	32.74	30.09	27.31	23.61	19.92	16.22	12.53	8.83	5.13	1.44	—	—	—	—
59	36.91	34.01	31.24	28.45	24.62	20.79	16.97	13.14	9.31	5.48	1.65	—	—	—	—
60	38.41	35.37	32.46	29.68	25.75	21.79	17.83	13.87	9.91	5.95	1.99	—	—	—	—
61	40.03	36.83	33.78	30.86	26.71	22.55	18.38	14.22	10.06	5.89	1.73	—	—	—	—
62	41.76	38.39	35.17	32.11	27.85	23.50	19.14	14.79	10.43	6.07	1.72	—	—	—	—
63	43.60	40.05	36.66	33.42	29.08	24.52	19.96	15.40	10.84	6.28	1.72	—	—	—	—
64	45.21	41.48	37.92	34.53	30.11	25.35	20.60	15.85	11.10	6.34	1.59	—	—	—	—
65	45.13	41.35	37.76	34.21	29.26	24.30	19.34	14.39	9.43	4.48	—	—	—	—	—
66	45.03	41.20	37.56	33.41	28.21	23.00	17.79	12.58	7.38	2.17	—	—	—	—	—
67	44.92	41.04	37.35	32.61	27.15	21.69	16.23	10.77	5.31	—	—	—	—	—	—

B-18

APPENDIX A

Surrender Charge Tables

Male Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
68	44.80	40.85	37.11	31.84	26.14	20.44	14.74	9.04	3.34	—	—	—	—	—	—
69	44.67	40.65	36.83	31.04	25.09	19.13	13.18	7.23	1.28	—	—	—	—	—	—
70	44.52	40.41	36.43	30.23	24.02	17.82	11.62	5.41	—	—	—	—	—	—	—
71	44.35	40.15	36.01	29.63	23.24	16.86	10.48	4.09	—	—	—	—	—	—	—
72	44.17	39.86	35.57	28.99	22.42	15.84	9.26	2.69	—	—	—	—	—	—	—
73	43.96	39.53	35.14	28.38	21.63	14.87	8.11	1.36	—	—	—	—	—	—	—
74	43.73	39.18	34.68	27.73	20.79	13.84	6.89	—	—	—	—	—	—	—	—
75	43.48	38.78	34.24	27.12	19.99	12.86	5.73	—	—	—	—	—	—	—	—
76	43.21	38.34	33.42	25.92	18.42	10.92	3.42	—	—	—	—	—	—	—	—
77	42.91	37.86	32.59	24.72	16.84	8.97	1.10	—	—	—	—	—	—	—	—
78	42.59	37.34	31.78	23.55	15.31	7.08	—	—	—	—	—	—	—	—	—
79	42.23	36.76	30.94	22.33	13.73	5.13	—	—	—	—	—	—	—	—	—
80	41.84	36.13	30.09	21.12	12.14	3.17	—	—	—	—	—	—	—	—	—

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.61	10.75	9.94	9.15	8.39	7.62	6.78	5.93	5.08	4.23	3.39	2.54	1.69	0.79	—
1	11.69	10.83	10.01	9.22	8.46	7.68	6.83	5.97	5.12	4.26	3.41	2.56	1.70	0.85	—
2	11.79	10.92	10.09	9.29	8.52	7.74	6.88	6.02	5.16	4.30	3.44	2.58	1.72	0.86	—
3	11.88	11.01	10.18	9.37	8.59	7.81	6.94	6.07	5.20	4.34	3.47	2.60	1.73	0.86	—
4	11.99	11.11	10.26	9.45	8.67	7.88	7.00	6.13	5.25	4.37	3.50	2.62	1.75	0.87	—
5	12.10	11.21	10.36	9.54	8.75	7.95	7.07	6.18	5.30	4.41	3.53	2.65	1.76	0.88	—
6	12.22	11.32	10.46	9.63	8.83	8.03	7.13	6.24	5.35	4.46	3.56	2.67	1.78	0.89	—
7	12.33	11.43	10.56	9.72	8.92	8.10	7.20	6.30	5.40	4.50	3.60	2.70	1.80	0.90	—
8	12.46	11.55	10.67	9.82	9.01	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	—
9	12.60	11.67	10.78	9.92	9.10	8.28	7.36	6.44	5.52	4.60	3.68	2.76	1.84	0.92	—
10	12.73	11.80	10.90	10.03	9.20	8.37	7.44	6.51	5.58	4.65	3.72	2.79	1.86	0.93	—
11	12.88	11.93	11.02	10.15	9.30	8.46	7.52	6.58	5.64	4.70	3.76	2.82	1.88	0.94	—
12	13.03	12.07	11.15	10.26	9.41	8.56	7.61	6.66	5.71	4.74	3.71	2.67	1.64	0.61	—
13	13.19	12.22	11.28	10.39	9.52	8.66	7.70	6.74	5.77	4.81	3.85	2.84	1.81	0.78	—
14	13.35	12.37	11.42	10.51	9.64	8.77	7.75	6.64	5.54	4.44	3.33	2.23	1.12	0.02	—
15	13.52	12.52	11.56	10.64	9.76	8.88	7.90	6.83	5.72	4.62	3.51	2.41	1.31	0.20	—
16	13.69	12.68	11.71	10.78	9.88	8.86	7.68	6.50	5.33	4.15	2.98	1.80	0.62	—	—
17	13.86	12.84	11.85	10.91	10.01	9.04	7.86	6.69	5.51	4.34	3.16	1.98	0.81	—	—
18	14.03	12.99	12.00	11.05	10.13	9.22	8.05	6.87	5.69	4.52	3.34	2.17	0.99	—	—
19	14.20	13.15	12.15	11.18	10.25	9.33	8.23	7.05	5.88	4.70	3.53	2.35	1.17	—	—
20	14.37	13.31	12.30	11.32	10.38	9.44	8.39	7.24	6.07	4.89	3.71	2.54	1.36	0.19	—
21	14.56	13.48	12.45	11.46	10.51	9.56	8.47	7.27	6.07	4.87	3.67	2.47	1.27	0.07	—
22	14.75	13.66	12.62	11.61	10.65	9.69	8.53	7.31	6.08	4.86	3.64	2.41	1.19	—	—
23	14.95	13.85	12.79	11.77	10.80	9.79	8.53	7.27	6.01	4.75	3.49	2.23	0.97	—	—
24	15.16	14.04	12.97	11.94	10.95	9.90	8.62	7.33	6.05	4.77	3.48	2.20	0.91	—	—
25	15.38	14.25	13.16	12.12	11.11	10.02	8.72	7.41	6.10	4.79	3.48	2.18	0.87	—	—
26	15.62	14.47	13.36	12.30	11.28	10.10	8.75	7.41	6.07	4.72	3.38	2.03	0.69	—	—
27	15.88	14.71	13.58	12.50	11.46	10.19	8.81	7.43	6.05	4.67	3.29	1.91	0.53	—	—
28	16.14	14.95	13.81	12.71	11.65	10.30	8.89	7.47	6.05	4.64	3.22	1.81	0.39	—	—
29	16.43	15.22	14.05	12.93	11.86	10.43	8.98	7.53	6.07	4.62	3.17	1.72	0.27	—	—
30	16.73	15.50	14.31	13.17	12.06	10.58	9.09	7.60	6.11	4.62	3.14	1.65	0.16	—	—

B-19

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	17.39	16.10	14.87	13.68	12.49	10.93	9.37	7.81	6.25	4.69	3.13	1.57	0.01	—	—
33	17.74	16.43	15.17	13.96	12.77	11.19	9.60	8.02	6.44	4.85	3.27	1.68	0.10	—	—
34	18.11	16.77	15.48	14.24	13.03	11.41	9.79	8.17	6.55	4.93	3.31	1.69	0.07	—	—
35	18.50	17.13	15.81	14.54	13.30	11.64	9.99	8.33	6.68	5.02	3.36	1.71	0.05	—	—
36	18.89	17.49	16.15	14.85	13.39	11.65	9.91	8.17	6.43	4.69	2.95	1.21	—	—	—
37	19.31	17.87	16.50	15.18	13.50	11.68	9.85	8.03	6.21	4.38	2.56	0.73	—	—	—
38	19.73	18.27	16.86	15.51	13.63	11.72	9.81	7.90	6.00	4.09	2.18	0.27	—	—	—
39	20.18	18.68	17.24	15.77	13.77	11.78	9.79	7.80	5.81	3.81	1.82	—	—	—	—
40	20.65	19.11	17.64	16.02	13.94	11.87	9.79	7.72	5.64	3.56	1.49	—	—	—	—
41	21.14	19.57	18.05	16.19	13.99	11.80	9.60	7.41	5.21	3.01	0.82	—	—	—	—
42	21.66	20.04	18.49	16.39	14.07	11.76	9.44	7.13	4.81	2.49	0.18	—	—	—	—
43	22.20	20.54	18.95	16.65	14.23	11.80	9.38	6.96	4.53	2.11	—	—	—	—	—
44	22.77	21.07	19.44	16.91	14.37	11.82	9.28	6.73	4.19	1.65	—	—	—	—	—
45	23.37	21.63	19.87	17.20	14.54	11.87	9.21	6.55	3.88	1.22	—	—	—	—	—
46	24.01	22.21	20.34	17.57	14.80	12.03	9.25	6.48	3.71	0.94	—	—	—	—	—
47	24.69	22.84	20.83	17.94	15.05	12.16	9.27	6.37	3.48	0.59	—	—	—	—	—
48	25.41	23.50	21.40	18.40	15.40	12.40	9.40	6.40	3.40	0.40	—	—	—	—	—
49	26.17	24.20	21.98	18.86	15.74	12.62	9.50	6.38	3.26	0.14	—	—	—	—	—
50	26.98	24.94	22.64	19.42	16.19	12.96	9.73	6.50	3.28	0.05	—	—	—	—	—
51	27.84	25.73	23.31	19.95	16.59	13.23	9.87	6.51	3.15	—	—	—	—	—	—
52	28.75	26.57	24.04	20.55	17.06	13.57	10.07	6.58	3.09	—	—	—	—	—	—
53	29.72	27.45	24.80	21.17	17.53	13.90	10.26	6.62	2.99	—	—	—	—	—	—
54	30.74	28.39	25.65	21.89	18.12	14.35	10.58	6.81	3.05	—	—	—	—	—	—
55	31.82	29.38	26.57	22.67	18.77	14.87	10.97	7.07	3.17	—	—	—	—	—	—
56	32.97	30.43	27.66	23.67	19.69	15.71	11.72	7.74	3.75	—	—	—	—	—	—
57	34.20	31.55	28.83	24.76	20.69	16.62	12.56	8.49	4.42	0.35	—	—	—	—	—
58	35.51	32.74	30.09	25.94	21.79	17.64	13.49	9.33	5.18	1.03	—	—	—	—	—
59	36.91	34.01	31.24	27.23	22.99	18.76	14.52	10.28	6.05	1.81	—	—	—	—	—
60	38.41	35.37	32.46	28.63	24.31	19.99	15.67	11.35	7.03	2.71	—	—	—	—	—
61	40.03	36.83	33.78	29.90	25.42	20.93	16.44	11.95	7.46	2.98	—	—	—	—	—
62	41.76	38.39	35.17	31.31	26.65	22.00	17.34	12.69	8.03	3.37	—	—	—	—	—
63	43.60	40.05	36.66	32.82	27.98	23.14	18.31	13.47	8.64	3.80	—	—	—	—	—
64	45.21	41.48	37.92	34.10	29.10	24.09	19.09	14.09	9.08	4.08	—	—	—	—	—
65	45.13	41.35	37.76	33.57	28.39	23.22	18.05	12.88	7.71	2.53	—	—	—	—	—
66	45.03	41.20	37.56	32.73	27.29	21.86	16.42	10.99	5.55	0.11	—	—	—	—	—
67	44.92	41.04	37.35	31.89	26.19	20.49	14.79	9.09	3.39	—	—	—	—	—	—
68	44.80	40.85	37.02	31.05	25.09	19.13	13.16	7.20	1.23	—	—	—	—	—	—
69	44.67	40.65	36.44	30.21	23.98	17.75	11.53	5.30	—	—	—	—	—	—	—
70	44.52	40.41	35.86	29.36	22.87	16.38	9.89	3.40	—	—	—	—	—	—	—
71	44.35	40.15	35.41	28.73	22.05	15.36	8.68	1.99	—	—	—	—	—	—	—
72	44.17	39.86	34.97	28.09	21.21	14.34	7.46	0.59	—	—	—	—	—	—	—
73	43.96	39.53	34.51	27.45	20.38	13.31	6.24	—	—	—	—	—	—	—	—
74	43.73	39.18	34.06	26.80	19.54	12.28	5.02	—	—	—	—	—	—	—	—
75	43.48	38.78	33.60	26.14	18.69	11.24	3.79	—	—	—	—	—	—	—	—
76	43.21	38.34	32.75	24.91	17.08	9.24	1.40	—	—	—	—	—	—	—	—
77	42.91	37.86	31.89	23.67	15.45	7.23	—	—	—	—	—	—	—	—	—
78	42.59	37.34	31.01	22.39	13.78	5.16	—	—	—	—	—	—	—	—	—
79	42.23	36.76	30.15	21.15	12.15	3.15	—	—	—	—	—	—	—	—	—
80	41.84	36.13	29.28	19.89	10.51	1.13	—	—	—	—	—	—	—	—	—
81	41.40	35.44	28.20	18.33	8.47	—	—	—	—	—	—	—	—	—	—

B-20

APPENDIX A

Surrender Charge Tables

Male Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
82	40.94	34.69	27.25	16.96	6.68	—	—	—	—	—	—	—	—	—	—
83	40.45	33.90	26.33	15.64	4.95	—	—	—	—	—	—	—	—	—	—
84	39.93	33.05	25.56	14.52	3.48	—	—	—	—	—	—	—	—	—	—
85	39.39	32.16	24.94	13.63	2.31	—	—	—	—	—	—	—	—	—	—

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	15.53	14.38	13.28	12.22	10.82	9.34	7.86	6.39	4.91	3.44	1.96	0.48	—	—	—
19	15.77	14.61	13.49	12.42	11.08	9.60	8.13	6.65	5.18	3.70	2.22	0.75	—	—	—
20	16.03	14.84	13.71	12.54	10.97	9.40	7.83	6.25	4.68	3.11	1.54	—	—	—	—
21	16.29	15.09	13.93	12.79	11.21	9.62	8.04	6.46	4.87	3.29	1.70	0.12	—	—	—
22	16.57	15.35	14.17	13.02	11.41	9.80	8.20	6.59	4.98	3.37	1.76	0.16	—	—	—
23	16.86	15.62	14.42	13.27	11.68	10.06	8.44	6.82	5.20	3.58	1.96	0.34	—	—	—
24	17.17	15.90	14.68	13.51	11.91	10.27	8.62	6.98	5.34	3.69	2.05	0.40	—	—	—
25	17.49	16.19	14.95	13.76	12.21	10.55	8.90	7.24	5.58	3.93	2.27	0.62	—	—	—
26	17.82	16.50	15.24	14.02	12.38	10.67	8.97	7.27	5.56	3.86	2.15	0.45	—	—	—
27	18.18	16.83	15.54	14.30	12.57	10.82	9.06	7.31	5.56	3.81	2.06	0.30	—	—	—
28	18.55	17.18	15.86	14.59	12.83	11.04	9.25	7.46	5.68	3.89	2.10	0.31	—	—	—
29	18.95	17.54	16.19	14.90	13.06	11.23	9.39	7.56	5.72	3.88	2.05	0.21	—	—	—
30	19.36	17.93	16.55	15.21	13.32	11.44	9.56	7.67	5.79	3.90	2.02	0.14	—	—	—
31	19.81	18.34	16.92	15.54	13.61	11.68	9.75	7.82	5.88	3.95	2.02	0.09	—	—	—
32	20.27	18.77	17.32	15.93	13.97	12.00	10.04	8.07	6.10	4.13	2.16	0.20	—	—	—
33	20.76	19.22	17.73	16.30	14.31	12.29	10.28	8.26	6.25	4.23	2.21	0.20	—	—	—
34	21.28	19.69	18.17	16.70	14.72	12.67	10.62	8.57	6.51	4.46	2.41	0.36	—	—	—
35	21.82	20.19	18.62	17.12	15.12	13.02	10.92	8.82	6.72	4.62	2.52	0.42	—	—	—
36	22.39	20.71	19.10	17.56	15.40	13.21	11.03	8.84	6.66	4.48	2.29	0.11	—	—	—
37	22.98	21.26	19.60	17.97	15.71	13.44	11.17	8.90	6.63	4.37	2.10	—	—	—	—
38	23.61	21.83	20.13	18.40	16.05	13.70	11.34	8.99	6.64	4.29	1.94	—	—	—	—
39	24.26	22.44	20.68	18.86	16.42	13.99	11.55	9.12	6.68	4.24	1.81	—	—	—	—
40	24.95	23.07	21.26	19.35	16.83	14.31	11.79	9.27	6.75	4.23	1.71	—	—	—	—
41	25.66	23.72	21.86	19.77	17.13	14.49	11.85	9.21	6.57	3.93	1.29	—	—	—	—
42	26.41	24.41	22.49	20.22	17.46	14.70	11.94	9.18	6.42	3.66	0.90	—	—	—	—
43	27.19	25.13	23.14	20.74	17.88	15.01	12.14	9.27	6.40	3.54	0.67	—	—	—	—
44	28.01	25.88	23.83	21.28	18.29	15.30	12.31	9.33	6.34	3.35	0.36	—	—	—	—
45	28.88	26.68	24.56	21.87	18.76	15.65	12.54	9.43	6.33	3.22	0.11	—	—	—	—
46	29.81	27.52	25.33	22.52	19.29	16.06	12.83	9.61	6.38	3.15	—	—	—	—	—
47	30.79	28.42	26.14	23.23	19.88	16.53	13.18	9.84	6.49	3.14	—	—	—	—	—
48	31.83	29.37	27.00	24.04	20.58	17.13	13.67	10.22	6.76	3.30	—	—	—	—	—
49	32.93	30.37	27.91	24.89	21.31	17.73	14.16	10.58	7.01	3.43	—	—	—	—	—
50	34.10	31.43	28.87	25.81	22.11	18.42	14.72	11.02	7.33	3.63	—	—	—	—	—
51	35.34	32.55	29.89	26.88	23.09	19.30	15.50	11.71	7.92	4.13	0.34	—	—	—	—
52	36.66	33.74	30.96	28.00	24.10	20.20	16.30	12.40	8.50	4.60	0.70	—	—	—	—
53	38.05	35.00	32.09	29.25	25.26	21.26	17.27	13.27	9.27	5.28	1.28	—	—	—	—
54	39.53	36.33	33.28	30.36	26.46	22.36	18.25	14.15	10.05	5.94	1.84	—	—	—	—
55	41.11	37.75	34.54	31.48	27.83	23.63	19.43	15.23	11.03	6.83	2.63	—	—	—	—
56	42.78	39.25	35.88	32.66	29.59	25.37	21.15	16.92	12.70	8.47	4.25	0.03	—	—	—
57	44.56	40.83	37.28	33.90	30.69	27.24	22.99	18.74	14.49	10.24	6.00	1.75	—	—	—

B-21

APPENDIX A

Surrender Charge Tables

Male Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
59	45.02	41.15	37.46	33.97	30.65	27.52	23.32	19.02	14.73	10.43	6.13	1.84	—	—	—
60	44.92	40.99	37.26	33.73	30.39	27.23	23.13	18.81	14.49	10.17	5.85	1.53	—	—	—
61	44.82	40.83	37.05	33.48	30.10	26.58	22.09	17.60	13.11	8.62	4.14	—	—	—	—
62	44.71	40.66	36.83	33.21	29.80	25.70	21.04	16.39	11.73	7.08	2.42	—	—	—	—
63	44.60	40.48	36.59	32.93	29.48	24.76	19.93	15.09	10.26	5.42	0.58	—	—	—	—
64	44.47	40.29	36.34	32.63	28.89	23.89	18.88	13.88	8.88	3.87	—	—	—	—	—
65	44.35	40.08	36.07	32.30	28.18	23.01	17.84	12.67	7.50	2.32	—	—	—	—	—
66	44.20	39.85	35.77	31.95	27.08	21.64	16.20	10.77	5.33	—	—	—	—	—	—
67	44.04	39.60	35.45	31.57	25.97	20.27	14.57	8.87	3.17	—	—	—	—	—	—
68	43.87	39.34	35.10	30.82	24.85	18.89	12.92	6.96	1.00	—	—	—	—	—	—
69	43.68	39.05	34.73	29.96	23.73	17.51	11.28	5.05	—	—	—	—	—	—	—
70	43.48	38.74	34.33	29.10	22.61	16.12	9.63	3.14	—	—	—	—	—	—	—
71	43.27	38.40	33.91	28.46	21.77	15.09	8.41	1.72	—	—	—	—	—	—	—
72	43.04	38.05	33.45	27.81	20.93	14.06	7.18	0.31	—	—	—	—	—	—	—
73	42.79	37.67	32.97	27.16	20.09	13.02	5.95	—	—	—	—	—	—	—	—
74	42.53	37.27	32.47	26.50	19.24	11.98	4.72	—	—	—	—	—	—	—	—
75	42.26	36.84	31.93	25.84	18.38	10.93	3.48	—	—	—	—	—	—	—	—
76	41.96	36.39	31.36	24.59	16.75	8.92	1.08	—	—	—	—	—	—	—	—
77	41.65	35.91	30.74	23.34	15.12	6.90	—	—	—	—	—	—	—	—	—
78	41.31	35.38	30.08	22.04	13.43	4.81	—	—	—	—	—	—	—	—	—
79	40.94	34.82	29.36	20.78	11.78	2.78	—	—	—	—	—	—	—	—	—
80	40.54	34.20	28.58	19.50	10.12	0.74	—	—	—	—	—	—	—	—	—

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	13.24	12.27	11.33	10.43	9.57	8.70	7.73	6.76	5.80	4.83	3.86	2.90	1.93	0.96	—
19	13.40	12.41	11.47	10.56	9.68	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.95	0.97	—
20	13.56	12.56	11.61	10.69	9.80	8.91	7.92	6.93	5.94	4.95	3.96	2.97	1.92	0.87	—
21	13.73	12.72	11.75	10.82	9.92	9.02	8.02	7.02	6.01	5.01	4.01	3.00	2.00	1.00	—
22	13.91	12.89	11.91	10.96	10.05	9.14	8.12	7.11	6.09	5.08	4.06	3.04	2.03	1.01	—
23	14.10	13.06	12.07	11.11	10.19	9.26	8.23	7.20	6.17	5.14	4.11	3.08	2.05	1.02	—
24	14.30	13.25	12.24	11.26	10.33	9.39	8.35	7.31	6.26	5.22	4.17	3.13	2.08	1.04	—
25	14.51	13.44	12.41	11.43	10.48	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
26	14.72	13.64	12.60	11.60	10.64	9.67	8.60	7.52	6.45	5.37	4.30	3.22	2.15	1.07	—
27	14.95	13.85	12.79	11.78	10.80	9.82	8.73	7.64	6.55	5.46	4.36	3.27	2.18	1.09	—
28	15.19	14.07	13.00	11.96	10.97	9.98	8.87	7.76	6.65	5.54	4.35	3.15	1.95	0.75	—
29	15.44	14.30	13.21	12.16	11.15	10.14	9.02	7.89	6.64	5.39	4.14	2.89	1.65	0.40	—
30	15.70	14.54	13.43	12.36	11.34	10.32	9.13	7.83	6.54	5.24	3.94	2.65	1.35	0.06	—
31	15.97	14.80	13.67	12.58	11.53	10.50	9.21	7.88	6.54	5.21	3.88	2.55	1.22	—	—
32	16.26	15.06	13.91	12.80	11.74	10.69	9.37	8.02	6.66	5.30	3.95	2.59	1.24	—	—
33	16.56	15.34	14.17	13.04	11.95	10.87	9.48	8.09	6.70	5.30	3.91	2.52	1.13	—	—
34	16.87	15.63	14.43	13.28	12.18	11.09	9.67	8.26	6.84	5.42	4.01	2.59	1.18	—	—
35	17.20	15.93	14.71	13.54	12.41	11.26	9.81	8.35	6.90	5.45	4.00	2.55	1.09	—	—
36	17.53	16.24	15.00	13.80	12.65	11.38	9.88	8.38	6.88	5.38	3.88	2.38	0.88	—	—
37	17.88	16.56	15.29	14.07	12.90	11.52	9.97	8.42	6.88	5.33	3.78	2.23	0.68	—	—
38	18.25	16.90	15.60	14.36	13.16	11.61	10.00	8.40	6.79	5.18	3.57	1.96	0.36	—	—
39	18.63	17.25	15.93	14.66	13.44	11.78	10.12	8.47	6.81	5.16	3.50	1.84	0.19	—	—

B-22

APPENDIX A

Surrender Charge Tables

Female Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
41	19.45	18.01	16.63	15.30	13.94	12.18	10.43	8.68	6.93	5.18	3.42	1.67	—	—	—
42	19.89	18.42	17.00	15.65	14.22	12.42	10.62	8.82	7.02	5.22	3.42	1.62	—	—	—
43	20.36	18.85	17.40	16.01	14.49	12.63	10.77	8.91	7.05	5.19	3.33	1.47	—	—	—
44	20.86	19.31	17.83	16.40	14.84	12.93	11.02	9.12	7.21	5.30	3.39	1.48	—	—	—
45	21.39	19.80	18.28	16.81	15.22	13.26	11.31	9.35	7.40	5.44	3.48	1.53	—	—	—
46	21.95	20.32	18.75	17.25	15.44	13.39	11.34	9.29	7.23	5.18	3.13	1.08	—	—	—
47	22.54	20.87	19.26	17.71	15.70	13.55	11.40	9.26	7.11	4.96	2.81	0.66	—	—	—
48	23.17	21.45	19.79	18.19	15.95	13.69	11.44	9.18	6.92	4.67	2.41	0.16	—	—	—
49	23.84	22.06	20.35	18.64	16.29	13.93	11.58	9.23	6.88	4.53	2.17	—	—	—	—
50	24.55	22.71	20.95	19.11	16.67	14.22	11.77	9.32	6.87	4.43	1.98	—	—	—	—
51	25.29	23.40	21.58	19.60	17.04	14.49	11.93	9.38	6.82	4.26	1.71	—	—	—	—
52	26.08	24.12	22.24	20.13	17.47	14.80	12.14	9.48	6.81	4.15	1.48	—	—	—	—
53	26.91	24.89	22.94	20.75	17.99	15.23	12.47	9.71	6.95	4.19	1.43	—	—	—	—
54	27.79	25.69	23.68	21.37	18.51	15.64	12.77	9.90	7.03	4.17	1.30	—	—	—	—
55	28.72	26.54	24.45	22.06	19.08	16.10	13.13	10.15	7.18	4.20	1.22	—	—	—	—
56	29.69	27.44	25.27	22.80	19.71	16.63	13.54	10.46	7.38	4.29	1.21	—	—	—	—
57	30.73	28.39	26.14	23.60	20.41	17.22	14.02	10.83	7.64	4.45	1.26	—	—	—	—
58	31.84	29.40	27.06	24.52	21.23	17.94	14.65	11.36	8.08	4.79	1.50	—	—	—	—
59	33.01	30.47	28.04	25.47	22.08	18.68	15.29	11.89	8.49	5.10	1.70	—	—	—	—
60	34.27	31.62	29.08	26.52	23.02	19.51	16.01	12.50	9.00	5.50	1.99	—	—	—	—
61	35.61	32.84	30.19	27.63	24.00	20.38	16.75	13.13	9.51	5.88	2.26	—	—	—	—
62	37.04	34.14	31.37	28.71	25.09	21.35	17.60	13.86	10.12	6.37	2.63	—	—	—	—
63	38.57	35.53	32.62	29.84	26.34	22.49	18.64	14.78	10.93	7.08	3.23	—	—	—	—
64	40.20	37.01	33.95	31.03	27.66	23.69	19.72	15.74	11.77	7.80	3.83	—	—	—	—
65	41.95	38.59	35.37	32.29	29.11	25.02	20.93	16.83	12.74	8.65	4.56	0.47	—	—	—
66	43.83	40.27	36.87	33.63	30.54	26.43	22.21	17.99	13.76	9.54	5.31	1.09	—	—	—
67	45.28	41.56	38.01	34.62	31.39	27.40	23.05	18.69	14.33	9.98	5.62	1.27	—	—	—
68	45.20	41.44	37.84	34.42	31.16	26.71	22.22	17.74	13.25	8.76	4.27	—	—	—	—
69	45.11	41.29	37.65	34.18	30.64	26.02	21.40	16.78	12.16	7.54	2.92	—	—	—	—
70	45.01	41.13	37.43	33.91	30.08	25.33	20.58	15.82	11.07	6.32	1.57	—	—	—	—
71	44.89	40.93	37.17	33.60	29.32	24.38	19.45	14.52	9.59	4.66	—	—	—	—	—
72	44.75	40.72	36.89	33.25	28.50	23.38	18.26	13.13	8.01	2.88	—	—	—	—	—
73	44.60	40.48	36.56	32.86	27.74	22.43	17.13	11.82	6.52	1.22	—	—	—	—	—
74	44.44	40.20	36.20	32.41	26.92	21.42	15.92	10.43	4.93	—	—	—	—	—	—
75	44.25	39.90	35.79	31.82	26.14	20.46	14.79	9.11	3.44	—	—	—	—	—	—
76	44.04	39.55	35.33	30.96	25.02	19.08	13.14	7.20	1.26	—	—	—	—	—	—
77	43.81	39.18	34.83	30.11	23.91	17.70	11.50	5.29	—	—	—	—	—	—	—
78	43.55	38.75	34.27	29.25	22.78	16.32	9.85	3.38	—	—	—	—	—	—	—
79	43.27	38.29	33.65	28.39	21.66	14.92	8.19	1.46	—	—	—	—	—	—	—
80	42.95	37.78	32.98	27.52	20.52	13.53	6.53	—	—	—	—	—	—	—	—

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.22	10.40	9.61	8.85	8.12	7.37	6.55	5.73	4.91	4.09	3.27	2.45	1.63	0.81	—
1	11.29	10.46	9.67	8.90	8.17	7.42	6.59	5.77	4.94	4.12	3.29	2.47	1.64	0.82	—
2	11.37	10.53	9.73	8.96	8.22	7.47	6.64	5.81	4.98	4.15	3.32	2.49	1.66	0.83	—
3	11.45	10.61	9.80	9.03	8.28	7.52	6.69	5.85	5.01	4.18	3.34	2.50	1.67	0.83	—

B-23

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
5	11.63	10.78	9.96	9.17	8.41	7.64	6.79	5.94	5.09	4.24	3.39	2.54	1.69	0.84	—
6	11.73	10.87	10.04	9.24	8.48	7.70	6.85	5.99	5.13	4.28	3.42	2.56	1.71	0.85	—
7	11.83	10.96	10.12	9.32	8.55	7.77	6.90	6.04	5.18	4.31	3.45	2.59	1.72	0.86	—
8	11.93	11.05	10.21	9.40	8.63	7.84	6.97	6.09	5.22	4.35	3.48	2.61	1.74	0.87	—
9	12.04	11.15	10.31	9.49	8.70	7.91	7.03	6.15	5.27	4.39	3.51	2.63	1.75	0.87	—
10	12.15	11.26	10.40	9.58	8.79	7.98	7.10	6.21	5.32	4.43	3.55	2.66	1.77	0.88	—
11	12.27	11.37	10.50	9.67	8.87	8.06	7.16	6.27	5.37	4.48	3.58	2.68	1.79	0.89	—
12	12.39	11.48	10.61	9.77	8.96	8.14	7.24	6.33	5.43	4.52	3.62	2.65	1.68	0.70	—
13	12.52	11.60	10.72	9.87	9.05	8.23	7.31	6.40	5.48	4.57	3.65	2.74	1.81	0.84	—
14	12.66	11.73	10.84	9.98	9.15	8.32	7.39	6.40	5.37	4.34	3.30	2.27	1.24	0.21	—
15	12.80	11.86	10.96	10.09	9.25	8.41	7.47	6.54	5.52	4.49	3.46	2.42	1.39	0.36	—
16	12.94	11.99	11.08	10.20	9.36	8.50	7.56	6.61	5.67	4.64	3.61	2.58	1.55	0.51	—
17	13.09	12.13	11.20	10.32	9.46	8.60	7.64	6.69	5.73	4.77	3.77	2.74	1.70	0.67	—
18	13.24	12.27	11.33	10.43	9.57	8.70	7.73	6.76	5.80	4.83	3.86	2.90	1.87	0.83	—
19	13.40	12.41	11.47	10.56	9.68	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.95	0.97	—
20	13.56	12.56	11.61	10.69	9.80	8.91	7.92	6.87	5.76	4.66	3.56	2.45	1.35	0.24	—
21	13.73	12.72	11.75	10.82	9.92	9.02	8.02	7.02	5.95	4.84	3.74	2.64	1.53	0.43	—
22	13.91	12.89	11.91	10.96	10.05	9.14	8.12	7.11	6.09	5.04	3.93	2.83	1.73	0.62	—
23	14.10	13.06	12.07	11.11	10.19	9.26	8.23	7.20	6.17	5.14	4.11	3.03	1.93	0.83	—
24	14.30	13.25	12.24	11.26	10.33	9.39	8.35	7.31	6.26	5.22	4.17	3.13	2.08	1.04	—
25	14.51	13.44	12.41	11.43	10.48	9.53	8.47	7.41	6.35	5.29	4.23	3.17	2.11	1.05	—
26	14.72	13.64	12.60	11.60	10.64	9.67	8.60	7.52	6.45	5.37	4.21	3.05	1.88	0.72	—
27	14.95	13.85	12.79	11.78	10.80	9.82	8.73	7.53	6.30	5.08	3.86	2.63	1.41	0.18	—
28	15.19	14.07	13.00	11.96	10.97	9.87	8.58	7.28	5.98	4.69	3.39	2.10	0.80	—	—
29	15.44	14.30	13.21	12.16	11.15	9.84	8.49	7.13	5.77	4.42	3.06	1.71	0.35	—	—
30	15.70	14.54	13.43	12.36	11.24	9.82	8.41	6.99	5.58	4.16	2.74	1.33	—	—	—
31	15.97	14.80	13.67	12.58	11.34	9.88	8.42	6.95	5.49	4.02	2.56	1.10	—	—	—
32	16.26	15.06	13.91	12.80	11.46	9.95	8.44	6.92	5.41	3.90	2.39	0.88	—	—	—
33	16.56	15.34	14.17	13.04	11.59	10.03	8.47	6.91	5.35	3.79	2.23	0.67	—	—	—
34	16.87	15.63	14.43	13.28	11.74	10.13	8.52	6.91	5.30	3.70	2.09	0.48	—	—	—
35	17.20	15.93	14.71	13.54	11.89	10.24	8.58	6.93	5.27	3.61	1.96	0.30	—	—	—
36	17.53	16.24	15.00	13.55	11.78	10.00	8.23	6.45	4.67	2.90	1.12	—	—	—	—
37	17.88	16.56	15.29	13.57	11.68	9.78	7.88	5.99	4.09	2.20	0.30	—	—	—	—
38	18.25	16.90	15.60	13.57	11.54	9.51	7.48	5.46	3.43	1.40	—	—	—	—	—
39	18.63	17.25	15.76	13.62	11.47	9.32	7.17	5.02	2.88	0.73	—	—	—	—	—
40	19.03	17.62	15.95	13.69	11.42	9.15	6.88	4.61	2.35	0.08	—	—	—	—	—
41	19.45	18.01	16.12	13.71	11.30	8.88	6.47	4.06	1.65	—	—	—	—	—	—
42	19.89	18.42	16.31	13.76	11.20	8.64	6.09	3.53	0.98	—	—	—	—	—	—
43	20.36	18.85	16.56	13.87	11.18	8.49	5.80	3.12	0.43	—	—	—	—	—	—
44	20.86	19.31	16.81	13.98	11.14	8.31	5.48	2.65	—	—	—	—	—	—	—
45	21.39	19.80	17.09	14.12	11.14	8.16	5.19	2.21	—	—	—	—	—	—	—
46	21.95	20.32	17.43	14.33	11.22	8.11	5.00	1.89	—	—	—	—	—	—	—
47	22.54	20.87	17.81	14.57	11.33	8.09	4.85	1.61	—	—	—	—	—	—	—
48	23.17	21.45	18.20	14.82	11.44	8.05	4.67	1.28	—	—	—	—	—	—	—
49	23.84	22.06	18.66	15.15	11.63	8.11	4.60	1.08	—	—	—	—	—	—	—
50	24.55	22.71	19.16	15.51	11.87	8.22	4.57	0.92	—	—	—	—	—	—	—
51	25.29	23.40	19.88	16.18	12.48	8.79	5.09	1.40	—	—	—	—	—	—	—
52	26.08	24.12	20.61	16.86	13.10	9.34	5.59	1.83	—	—	—	—	—	—	—
53	26.91	24.89	21.42	17.61	13.81	10.01	6.20	2.40	—	—	—	—	—	—	—
54	27.79	25.69	22.25	18.39	14.52	10.66	6.79	2.93	—	—	—	—	—	—	—

B-24

APPENDIX A

Surrender Charge Tables

Female Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
55	28.72	26.54	23.16	19.25	15.34	11.42	7.51	3.60	—	—	—	—	—	—	—
56	29.69	27.44	24.13	20.17	16.21	12.25	8.29	4.33	0.37	—	—	—	—	—	—
57	30.73	28.39	25.16	21.15	17.14	13.14	9.13	5.12	1.11	—	—	—	—	—	—
58	31.84	29.40	26.29	22.25	18.20	14.16	10.12	6.07	2.03	—	—	—	—	—	—
59	33.01	30.47	27.48	23.39	19.29	15.20	11.11	7.02	2.93	—	—	—	—	—	—
60	34.27	31.62	28.75	24.61	20.47	16.33	12.19	8.05	3.91	—	—	—	—	—	—
61	35.61	32.84	30.19	26.08	21.94	17.80	13.66	9.52	5.38	1.24	—	—	—	—	—
62	37.04	34.14	31.37	27.65	23.51	19.37	15.23	11.09	6.95	2.81	—	—	—	—	—
63	38.57	35.53	32.62	29.33	25.19	21.05	16.91	12.77	8.63	4.49	0.35	—	—	—	—
64	40.20	37.01	33.95	31.03	26.99	22.85	18.71	14.57	10.43	6.29	2.15	—	—	—	—
65	41.95	38.59	35.37	32.29	28.92	24.78	20.64	16.50	12.36	8.22	4.08	—	—	—	—
66	43.83	40.27	36.87	33.63	30.51	26.25	21.99	17.73	13.47	9.21	4.95	0.69	—	—	—
67	45.28	41.56	38.01	34.62	31.39	27.28	22.90	18.52	14.14	9.76	5.38	1.00	—	—	—
68	45.20	41.44	37.84	34.42	31.10	26.59	22.08	17.57	13.06	8.54	4.03	—	—	—	—
69	45.11	41.29	37.65	34.18	30.59	25.96	21.33	16.70	12.06	7.43	2.80	—	—	—	—
70	45.01	41.13	37.43	33.91	30.08	25.33	20.58	15.82	11.07	6.32	1.57	—	—	—	—
71	44.89	40.93	37.17	33.60	29.32	24.38	19.45	14.52	9.59	4.66	—	—	—	—	—
72	44.75	40.72	36.89	33.25	28.50	23.38	18.26	13.13	8.01	2.88	—	—	—	—	—
73	44.60	40.48	36.56	32.86	27.74	22.43	17.13	11.82	6.52	1.22	—	—	—	—	—
74	44.44	40.20	36.20	32.41	26.92	21.42	15.92	10.43	4.93	—	—	—	—	—	—
75	44.25	39.90	35.79	31.82	26.14	20.46	14.79	9.11	3.44	—	—	—	—	—	—
76	44.04	39.55	35.33	30.96	25.02	19.08	13.14	7.20	1.26	—	—	—	—	—	—
77	43.81	39.18	34.83	30.11	23.91	17.70	11.50	5.29	—	—	—	—	—	—	—
78	43.55	38.75	34.27	29.25	22.78	16.32	9.85	3.38	—	—	—	—	—	—	—
79	43.27	38.29	33.65	28.39	21.66	14.92	8.19	1.46	—	—	—	—	—	—	—
80	42.95	37.78	32.98	27.52	20.52	13.53	6.53	—	—	—	—	—	—	—	—
81	42.61	37.22	32.24	26.64	19.38	12.12	4.86	—	—	—	—	—	—	—	—
82	42.24	36.61	31.44	25.55	17.95	10.36	2.76	—	—	—	—	—	—	—	—
83	41.83	35.94	30.57	24.88	17.09	9.31	1.52	—	—	—	—	—	—	—	—
84	41.38	35.20	29.63	23.60	15.41	7.23	—	—	—	—	—	—	—	—	—
85	40.88	34.42	28.63	22.31	13.73	5.15	—	—	—	—	—	—	—	—	—

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	14.62	13.55	12.50	10.88	9.26	7.64	6.02	4.40	2.78	1.16	—	—	—	—	—
19	14.85	13.76	12.71	11.12	9.50	7.88	6.26	4.64	3.02	1.40	—	—	—	—	—
20	15.08	13.97	12.78	11.05	9.32	7.59	5.87	4.14	2.41	0.68	—	—	—	—	—
21	15.33	14.20	13.04	11.32	9.59	7.86	6.13	4.40	2.68	0.95	—	—	—	—	—
22	15.59	14.44	13.32	11.59	9.87	8.14	6.41	4.68	2.95	1.23	—	—	—	—	—
23	15.86	14.69	13.57	11.89	10.16	8.43	6.70	4.98	3.25	1.52	—	—	—	—	—
24	16.14	14.96	13.81	12.20	10.47	8.74	7.01	5.28	3.56	1.83	0.10	—	—	—	—
25	16.44	15.23	14.07	12.52	10.79	9.06	7.33	5.60	3.88	2.15	0.42	—	—	—	—
26	16.75	15.52	14.33	12.75	10.98	9.22	7.45	5.69	3.93	2.16	0.40	—	—	—	—
27	17.08	15.82	14.61	12.99	11.19	9.39	7.59	5.79	3.99	2.19	0.39	—	—	—	—
28	17.43	16.14	14.91	13.29	11.47	9.65	7.82	6.00	4.17	2.35	0.53	—	—	—	—
29	17.79	16.48	15.22	13.58	11.72	9.86	8.00	6.14	4.28	2.42	0.56	—	—	—	—
30	18.18	16.84	15.55	13.89	11.99	10.10	8.20	6.30	4.41	2.51	0.62	—	—	—	—

B-25

APPENDIX A

Surrender Charge Tables

Female Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	19.01	17.60	16.25	14.49	12.50	10.51	8.52	6.53	4.53	2.54	0.55	—	—	—	—
33	19.45	18.01	16.63	14.83	12.79	10.75	8.71	6.67	4.63	2.59	0.55	—	—	—	—
34	19.92	18.45	17.03	15.20	13.11	11.02	8.93	6.85	4.76	2.67	0.58	—	—	—	—
35	20.41	18.90	17.44	15.58	13.45	11.31	9.18	7.04	4.90	2.77	0.63	—	—	—	—
36	20.92	19.37	17.87	15.92	13.71	11.50	9.30	7.09	4.88	2.67	0.46	—	—	—	—
37	21.46	19.86	18.33	16.32	14.05	11.78	9.51	7.25	4.98	2.71	0.44	—	—	—	—
38	22.01	20.37	18.80	16.71	14.37	12.03	9.69	7.35	5.01	2.67	0.33	—	—	—	—
39	22.60	20.91	19.29	17.15	14.75	12.35	9.95	7.55	5.15	2.75	0.35	—	—	—	—
40	23.21	21.47	19.80	17.60	15.13	12.65	10.18	7.71	5.24	2.77	0.29	—	—	—	—
41	23.85	22.06	20.34	18.01	15.44	12.87	10.30	7.73	5.17	2.60	0.03	—	—	—	—
42	24.52	22.68	20.91	18.42	15.74	13.06	10.39	7.71	5.04	2.36	—	—	—	—	—
43	25.24	23.34	21.51	18.90	16.13	13.36	10.59	7.82	5.04	2.27	—	—	—	—	—
44	26.00	24.03	22.15	19.40	16.52	13.64	10.76	7.88	5.00	2.12	—	—	—	—	—
45	26.80	24.77	22.82	19.98	17.01	14.03	11.06	8.08	5.10	2.13	—	—	—	—	—
46	27.65	25.54	23.53	20.51	17.41	14.30	11.19	8.08	4.97	1.87	—	—	—	—	—
47	28.54	26.36	24.28	21.09	17.85	14.61	11.37	8.13	4.89	1.65	—	—	—	—	—
48	29.49	27.23	25.06	21.69	18.31	14.93	11.54	8.16	4.77	1.39	—	—	—	—	—
49	30.49	28.14	25.89	22.39	18.87	15.36	11.84	8.32	4.81	1.29	—	—	—	—	—
50	31.54	29.10	26.76	23.15	19.50	15.85	12.20	8.55	4.91	1.26	—	—	—	—	—
51	32.65	30.11	27.68	24.22	20.52	16.83	13.13	9.43	5.74	2.04	—	—	—	—	—
52	33.83	31.18	28.64	25.33	21.57	17.81	14.06	10.30	6.55	2.79	—	—	—	—	—
53	35.07	32.30	29.66	26.54	22.74	18.94	15.13	11.33	7.52	3.72	—	—	—	—	—
54	36.38	33.49	30.73	27.81	23.94	20.08	16.22	12.35	8.49	4.62	0.76	—	—	—	—
55	37.77	34.74	31.85	29.09	25.28	21.37	17.46	13.55	9.63	5.72	1.81	—	—	—	—
56	39.24	36.07	33.04	30.15	26.71	22.75	18.79	14.83	10.87	6.91	2.95	—	—	—	—
57	40.79	37.46	34.29	31.26	28.24	24.24	20.23	16.22	12.21	8.20	4.20	0.19	—	—	—
58	42.43	38.94	35.60	32.42	29.40	25.88	21.84	17.79	13.75	9.70	5.66	1.62	—	—	—
59	44.17	40.49	36.98	33.65	30.47	27.47	23.48	19.39	15.30	11.20	7.11	3.02	—	—	—
60	45.25	41.43	37.80	34.35	31.07	27.97	24.42	20.28	16.14	12.00	7.86	3.72	—	—	—
61	45.16	41.30	37.64	34.16	30.86	27.73	24.38	20.24	16.10	11.96	7.82	3.68	—	—	—
62	45.07	41.16	37.46	33.94	30.62	27.48	24.34	20.20	16.06	11.92	7.78	3.64	—	—	—
63	44.96	41.01	37.26	33.72	30.37	27.21	24.23	20.15	16.01	11.87	7.73	3.59	—	—	—
64	44.85	40.85	37.05	33.47	30.09	26.91	23.92	20.10	15.96	11.82	7.68	3.54	—	—	—
65	44.75	40.68	36.84	33.21	29.80	26.60	23.59	20.06	15.92	11.78	7.64	3.50	—	—	—
66	44.65	40.51	36.62	32.95	29.50	26.26	23.24	19.20	14.94	10.68	6.42	2.16	—	—	—
67	44.51	40.31	36.35	32.63	29.14	25.88	22.69	18.31	13.93	9.55	5.17	0.79	—	—	—
68	44.37	40.09	36.07	32.29	28.77	25.47	21.85	17.33	12.82	8.31	3.80	—	—	—	—
69	44.22	39.86	35.76	31.93	28.35	25.03	21.08	16.45	11.82	7.19	2.55	—	—	—	—
70	44.06	39.60	35.42	31.53	27.90	24.54	20.31	15.56	10.81	6.06	1.30	—	—	—	—
71	43.89	39.32	35.06	31.09	27.41	24.00	19.18	14.25	9.32	4.39	—	—	—	—	—
72	43.70	39.02	34.66	30.61	26.86	23.10	17.98	12.85	7.73	2.61	—	—	—	—	—
73	43.50	38.68	34.21	30.08	26.27	22.15	16.84	11.54	6.23	0.93	—	—	—	—	—
74	43.27	38.32	33.73	29.50	25.62	21.13	15.63	10.14	4.64	—	—	—	—	—	—
75	43.03	37.91	33.20	28.87	24.91	20.17	14.49	8.82	3.14	—	—	—	—	—	—
76	42.76	37.47	32.62	28.18	24.14	18.79	12.85	6.91	0.97	—	—	—	—	—	—
77	42.47	36.99	31.99	27.43	23.31	17.40	11.20	4.99	—	—	—	—	—	—	—
78	42.15	36.47	31.30	26.62	22.42	16.01	9.55	3.08	—	—	—	—	—	—	—
79	41.80	35.89	30.55	25.75	21.36	14.62	7.89	1.16	—	—	—	—	—	—	—
80	41.41	35.27	29.75	24.83	20.23	13.23	6.23	—	—	—	—	—	—	—	—

B-26

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	13.88	12.85	11.87	10.93	10.02	9.12	8.10	7.09	6.08	5.06	4.02	2.93	1.83	0.74	—
19	14.04	13.01	12.01	11.06	10.14	9.23	8.20	7.18	6.15	5.12	4.10	3.07	2.02	0.92	—
20	14.22	13.17	12.16	11.20	10.27	9.34	8.30	7.26	6.23	5.19	4.15	3.03	1.91	0.80	—
21	14.40	13.34	12.32	11.34	10.40	9.46	8.41	7.36	6.31	5.25	4.20	3.09	1.97	0.84	—
22	14.59	13.51	12.48	11.49	10.54	9.58	8.52	7.45	6.39	5.32	4.18	3.03	1.88	0.73	—
23	14.79	13.70	12.65	11.65	10.68	9.72	8.64	7.56	6.48	5.40	4.28	3.12	1.95	0.79	—
24	15.00	13.89	12.83	11.81	10.83	9.85	8.76	7.66	6.57	5.45	4.27	3.08	1.89	0.70	—
25	15.22	14.10	13.02	11.98	10.99	10.00	8.89	7.78	6.66	5.48	4.26	3.05	1.84	0.63	—
26	15.45	14.31	13.22	12.17	11.16	10.15	9.02	7.89	6.65	5.40	4.15	2.91	1.66	0.41	—
27	15.70	14.54	13.43	12.36	11.34	10.32	9.17	7.92	6.63	5.35	4.06	2.78	1.50	0.21	—
28	15.96	14.79	13.65	12.57	11.52	10.49	9.27	7.95	6.63	5.31	3.99	2.67	1.35	0.03	—
29	16.24	15.04	13.89	12.79	11.72	10.67	9.35	8.00	6.64	5.28	3.93	2.57	1.22	—	—
30	16.54	15.32	14.14	13.02	11.93	10.85	9.45	8.06	6.67	5.28	3.89	2.49	1.10	—	—
31	16.85	15.60	14.41	13.26	12.16	11.06	9.65	8.23	6.81	5.40	3.98	2.57	1.15	—	—
32	17.18	15.91	14.69	13.51	12.39	11.24	9.78	8.33	6.88	5.43	3.98	2.52	1.07	—	—
33	17.52	16.22	14.98	13.78	12.63	11.49	10.01	8.53	7.06	5.58	4.11	2.63	1.15	—	—
34	17.88	16.55	15.28	14.06	12.89	11.69	10.18	8.67	7.16	5.65	4.13	2.62	1.11	—	—
35	18.25	16.90	15.60	14.35	13.16	11.92	10.37	8.82	7.27	5.72	4.18	2.63	1.08	—	—
36	18.64	17.26	15.93	14.65	13.43	12.03	10.43	8.82	7.21	5.60	3.99	2.39	0.78	—	—
37	19.04	17.62	16.27	14.97	13.72	12.17	10.50	8.83	7.16	5.49	3.83	2.16	0.49	—	—
38	19.45	18.01	16.62	15.29	14.01	12.31	10.59	8.86	7.13	5.40	3.67	1.95	0.22	—	—
39	19.88	18.41	16.99	15.63	14.27	12.48	10.69	8.91	7.12	5.33	3.54	1.75	—	—	—
40	20.34	18.83	17.38	15.98	14.52	12.67	10.83	8.98	7.13	5.28	3.43	1.59	—	—	—
41	20.82	19.27	17.78	16.36	14.75	12.83	10.91	8.99	7.07	5.15	3.23	1.31	—	—	—
42	21.32	19.73	18.21	16.75	14.96	12.95	10.95	8.95	6.94	4.94	2.93	0.93	—	—	—
43	21.85	20.22	18.66	17.16	15.24	13.16	11.09	9.01	6.94	4.86	2.78	0.71	—	—	—
44	22.41	20.74	19.13	17.59	15.51	13.35	11.19	9.03	6.87	4.71	2.55	0.39	—	—	—
45	23.00	21.28	19.63	18.05	15.86	13.62	11.39	9.16	6.93	4.70	2.46	0.23	—	—	—
46	23.62	21.85	20.16	18.48	16.15	13.82	11.49	9.16	6.84	4.51	2.18	—	—	—	—
47	24.28	22.46	20.72	18.94	16.53	14.12	11.70	9.29	6.88	4.47	2.06	—	—	—	—
48	24.98	23.11	21.31	19.41	16.90	14.40	11.89	9.38	6.87	4.36	1.86	—	—	—	—
49	25.73	23.79	21.94	19.93	17.33	14.72	12.12	9.51	6.91	4.31	1.70	—	—	—	—
50	26.52	24.52	22.60	20.53	17.85	15.16	12.47	9.78	7.09	4.41	1.72	—	—	—	—
51	27.35	25.29	23.30	21.12	18.32	15.53	12.73	9.94	7.14	4.34	1.55	—	—	—	—
52	28.24	26.10	24.05	21.76	18.86	15.95	13.05	10.15	7.24	4.34	1.43	—	—	—	—
53	29.18	26.96	24.84	22.46	19.45	16.44	13.42	10.41	7.40	4.39	1.38	—	—	—	—
54	30.18	27.88	25.67	23.25	20.15	17.04	13.93	10.82	7.71	4.61	1.50	—	—	—	—
55	31.23	28.84	26.55	24.08	20.86	17.64	14.43	11.21	8.00	4.78	1.56	—	—	—	—
56	32.35	29.86	27.48	24.90	21.55	18.20	14.86	11.51	8.16	4.81	1.46	—	—	—	—
57	33.54	30.95	28.46	25.84	22.37	18.90	15.43	11.97	8.50	5.03	1.56	—	—	—	—
58	34.81	32.10	29.51	26.83	23.23	19.63	16.03	12.43	8.83	5.23	1.63	—	—	—	—
59	36.16	33.34	30.63	27.96	24.24	20.52	16.80	13.08	9.36	5.64	1.92	—	—	—	—
60	37.62	34.65	31.82	29.11	25.31	21.45	17.60	13.75	9.90	6.05	2.19	—	—	—	—
61	39.18	36.07	33.09	30.25	26.35	22.33	18.31	14.29	10.27	6.25	2.23	—	—	—	—
62	40.85	37.58	34.45	31.46	27.48	23.28	19.08	14.88	10.68	6.48	2.28	—	—	—	—
63	42.64	39.19	35.89	32.74	28.73	24.35	19.97	15.59	11.21	6.83	2.45	—	—	—	—
64	44.55	40.90	37.42	34.10	30.12	25.56	21.00	16.44	11.88	7.32	2.76	—	—	—	—
65	45.18	41.44	37.86	34.46	30.15	25.41	20.67	15.93	11.19	6.45	1.71	—	—	—	—
66	45.09	41.30	37.68	34.21	29.25	24.29	19.34	14.38	9.43	4.47	—	—	—	—	—
67	44.99	41.14	37.48	33.48	28.30	23.11	17.93	12.74	7.56	2.38	—	—	—	—	—

B-27

APPENDIX A

Surrender Charge Tables

Unisex Preferred Plus, Preferred
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
68	44.88	40.97	37.25	32.79	27.39	21.99	16.59	11.19	5.79	0.39	—	—	—	—	—
69	44.75	40.78	37.00	32.09	26.48	20.86	15.24	9.63	4.01	—	—	—	—	—	—
70	44.61	40.56	36.71	31.36	25.51	19.67	13.83	7.98	2.14	—	—	—	—	—	—
71	44.46	40.31	36.38	30.76	24.74	18.71	12.69	6.67	0.64	—	—	—	—	—	—
72	44.28	40.03	36.01	30.13	23.91	17.69	11.48	5.26	—	—	—	—	—	—	—
73	44.09	39.72	35.61	29.52	23.13	16.73	10.33	3.94	—	—	—	—	—	—	—
74	43.87	39.38	35.16	28.91	22.34	15.76	9.19	2.61	—	—	—	—	—	—	—
75	43.64	39.00	34.66	28.27	21.50	14.73	7.96	1.19	—	—	—	—	—	—	—
76	43.38	38.58	34.10	27.18	20.08	12.97	5.87	—	—	—	—	—	—	—	—
77	43.09	38.12	33.50	26.06	18.60	11.15	3.70	—	—	—	—	—	—	—	—
78	42.78	37.62	32.72	24.92	17.12	9.32	1.52	—	—	—	—	—	—	—	—
79	42.43	37.06	31.96	23.83	15.69	7.55	—	—	—	—	—	—	—	—	—
80	42.06	36.46	31.17	22.69	14.20	5.72	—	—	—	—	—	—	—	—	—

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
0	11.53	10.69	9.87	9.09	8.34	7.58	6.73	5.89	5.05	4.21	3.36	2.52	1.68	0.84	—
1	11.61	10.76	9.94	9.16	8.40	7.63	6.78	5.93	5.08	4.24	3.39	2.54	1.69	0.84	—
2	11.71	10.85	10.02	9.23	8.47	7.69	6.83	5.98	5.12	4.27	3.41	2.56	1.70	0.85	—
3	11.80	10.94	10.10	9.30	8.54	7.75	6.89	6.03	5.17	4.31	3.44	2.58	1.72	0.86	—
4	11.90	11.03	10.19	9.38	8.61	7.82	6.95	6.08	5.21	4.34	3.47	2.60	1.73	0.86	—
5	12.01	11.13	10.28	9.47	8.68	7.89	7.01	6.14	5.26	4.38	3.50	2.63	1.75	0.87	—
6	12.12	11.23	10.38	9.56	8.76	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	—
7	12.24	11.34	10.47	9.64	8.85	8.04	7.15	6.25	5.36	4.46	3.57	2.68	1.78	0.89	—
8	12.36	11.45	10.58	9.74	8.93	8.12	7.22	6.32	5.41	4.51	3.61	2.70	1.80	0.90	—
9	12.49	11.57	10.69	9.84	9.03	8.20	7.29	6.38	5.47	4.56	3.64	2.73	1.82	0.91	—
10	12.62	11.69	10.80	9.95	9.12	8.29	7.37	6.45	5.53	4.60	3.68	2.76	1.84	0.92	—
11	12.76	11.82	10.92	10.05	9.22	8.38	7.45	6.52	5.59	4.66	3.72	2.79	1.86	0.93	—
12	12.91	11.96	11.05	10.17	9.32	8.48	7.54	6.60	5.65	4.71	3.69	2.67	1.65	0.63	—
13	13.06	12.10	11.17	10.29	9.43	8.58	7.63	6.67	5.72	4.76	3.81	2.84	1.82	0.80	—
14	13.22	12.24	11.31	10.41	9.55	8.68	7.68	6.59	5.49	4.40	3.31	2.22	1.13	0.03	—
15	13.38	12.39	11.45	10.54	9.66	8.79	7.81	6.76	5.67	4.58	3.48	2.39	1.30	0.21	—
16	13.54	12.55	11.59	10.67	9.78	8.88	7.74	6.60	5.46	4.32	3.18	2.04	0.90	—	—
17	13.71	12.70	11.73	10.80	9.90	9.01	7.92	6.78	5.64	4.50	3.36	2.22	1.08	—	—
18	13.88	12.85	11.87	10.93	10.02	9.12	8.10	6.96	5.82	4.68	3.54	2.40	1.26	0.12	—
19	14.04	13.01	12.01	11.06	10.14	9.23	8.20	7.14	6.00	4.86	3.72	2.58	1.44	0.30	—
20	14.22	13.17	12.16	11.20	10.27	9.34	8.30	7.16	5.99	4.83	3.67	2.50	1.34	0.17	—
21	14.40	13.34	12.32	11.34	10.40	9.46	8.41	7.27	6.09	4.92	3.74	2.57	1.39	0.21	—
22	14.59	13.51	12.48	11.49	10.54	9.58	8.50	7.30	6.10	4.90	3.70	2.50	1.30	0.10	—
23	14.79	13.70	12.65	11.65	10.68	9.72	8.64	7.44	6.22	5.01	3.80	2.59	1.38	0.16	—
24	15.00	13.89	12.83	11.81	10.83	9.85	8.73	7.49	6.26	5.02	3.79	2.55	1.31	0.08	—
25	15.22	14.10	13.02	11.98	10.99	10.00	8.82	7.56	6.30	5.04	3.78	2.52	1.26	—	—
26	15.45	14.31	13.22	12.17	11.16	10.15	8.86	7.56	6.27	4.97	3.67	2.38	1.08	—	—
27	15.70	14.54	13.43	12.36	11.34	10.18	8.84	7.50	6.15	4.81	3.46	2.12	0.78	—	—
28	15.96	14.79	13.65	12.57	11.52	10.29	8.91	7.53	6.15	4.77	3.39	2.01	0.63	—	—
29	16.24	15.04	13.89	12.79	11.72	10.35	8.92	7.49	6.06	4.64	3.21	1.78	0.35	—	—
30	16.54	15.32	14.14	13.02	11.90	10.43	8.95	7.47	6.00	4.52	3.05	1.57	0.09	—	—

B-28

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
32	17.18	15.91	14.69	13.51	12.30	10.76	9.21	7.66	6.11	4.56	3.02	1.47	—	—	—
33	17.52	16.22	14.98	13.78	12.53	10.95	9.36	7.78	6.19	4.61	3.03	1.44	—	—	—
34	17.88	16.55	15.28	14.06	12.77	11.15	9.53	7.91	6.29	4.67	3.05	1.43	—	—	—
35	18.25	16.90	15.60	14.35	13.03	11.38	9.72	8.06	6.41	4.75	3.10	1.44	—	—	—
36	18.64	17.26	15.93	14.65	13.07	11.31	9.56	7.81	6.06	4.31	2.55	0.80	—	—	—
37	19.04	17.62	16.27	14.96	13.11	11.27	9.42	7.57	5.72	3.87	2.03	0.18	—	—	—
38	19.45	18.01	16.62	15.16	13.23	11.29	9.36	7.43	5.50	3.57	1.63	—	—	—	—
39	19.88	18.41	16.99	15.34	13.31	11.28	9.25	7.23	5.20	3.17	1.14	—	—	—	—
40	20.34	18.83	17.38	15.54	13.42	11.29	9.17	7.05	4.92	2.80	0.67	—	—	—	—
41	20.82	19.27	17.78	15.70	13.45	11.21	8.97	6.72	4.48	2.23	—	—	—	—	—
42	21.32	19.73	18.21	15.85	13.47	11.09	8.72	6.34	3.97	1.59	—	—	—	—	—
43	21.85	20.22	18.55	16.06	13.56	11.06	8.57	6.07	3.58	1.08	—	—	—	—	—
44	22.41	20.74	18.92	16.30	13.68	11.07	8.45	5.84	3.22	0.60	—	—	—	—	—
45	23.00	21.28	19.29	16.54	13.79	11.04	8.30	5.55	2.80	0.05	—	—	—	—	—
46	23.62	21.85	19.75	16.89	14.04	11.18	8.32	5.47	2.61	—	—	—	—	—	—
47	24.28	22.46	20.22	17.25	14.27	11.30	8.32	5.34	2.37	—	—	—	—	—	—
48	24.98	23.11	20.74	17.65	14.55	11.46	8.36	5.26	2.17	—	—	—	—	—	—
49	25.73	23.79	21.31	18.09	14.88	11.66	8.45	5.23	2.01	—	—	—	—	—	—
50	26.52	24.52	21.93	18.59	15.25	11.92	8.58	5.25	1.91	—	—	—	—	—	—
51	27.35	25.29	22.62	19.18	15.73	12.29	8.84	5.40	1.96	—	—	—	—	—	—
52	28.24	26.10	23.35	19.78	16.22	12.65	9.09	5.53	1.96	—	—	—	—	—	—
53	29.18	26.96	24.15	20.48	16.81	13.14	9.46	5.79	2.12	—	—	—	—	—	—
54	30.18	27.88	24.99	21.20	17.41	13.62	9.83	6.03	2.24	—	—	—	—	—	—
55	31.23	28.84	25.92	22.02	18.12	14.22	10.32	6.42	2.52	—	—	—	—	—	—
56	32.35	29.86	27.00	23.03	19.06	15.08	11.11	7.14	3.17	—	—	—	—	—	—
57	33.54	30.95	28.13	24.07	20.02	15.96	11.91	7.85	3.79	—	—	—	—	—	—
58	34.81	32.10	29.37	25.25	21.12	16.99	12.86	8.73	4.61	0.48	—	—	—	—	—
59	36.16	33.34	30.63	26.52	22.32	18.12	13.92	9.72	5.52	1.32	—	—	—	—	—
60	37.62	34.65	31.82	27.90	23.63	19.35	15.08	10.81	6.54	2.27	—	—	—	—	—
61	39.18	36.07	33.09	29.22	24.82	20.41	16.01	11.61	7.20	2.80	—	—	—	—	—
62	40.85	37.58	34.45	30.67	26.13	21.60	17.06	12.52	7.99	3.45	—	—	—	—	—
63	42.64	39.19	35.89	32.28	27.63	22.97	18.31	13.66	9.00	4.35	—	—	—	—	—
64	44.55	40.90	37.42	34.00	29.21	24.42	19.64	14.85	10.06	5.27	0.48	—	—	—	—
65	45.18	41.44	37.86	34.35	29.43	24.51	19.59	14.67	9.75	4.83	—	—	—	—	—
66	45.09	41.30	37.68	33.63	28.48	23.33	18.19	13.04	7.89	2.74	—	—	—	—	—
67	44.99	41.14	37.48	32.90	27.53	22.15	16.78	11.40	6.02	0.65	—	—	—	—	—
68	44.88	40.97	37.25	32.17	26.57	20.97	15.36	9.76	4.15	—	—	—	—	—	—
69	44.75	40.78	37.00	31.44	25.61	19.78	13.95	8.12	2.28	—	—	—	—	—	—
70	44.61	40.56	36.71	30.71	24.65	18.59	12.53	6.47	0.41	—	—	—	—	—	—
71	44.46	40.31	36.33	30.08	23.83	17.57	11.32	5.07	—	—	—	—	—	—	—
72	44.28	40.03	35.91	29.48	23.05	16.61	10.18	3.75	—	—	—	—	—	—	—
73	44.09	39.72	35.46	28.84	22.21	15.59	8.97	2.34	—	—	—	—	—	—	—
74	43.87	39.38	35.01	28.19	21.38	14.56	7.75	0.93	—	—	—	—	—	—	—
75	43.64	39.00	34.55	27.55	20.54	13.53	6.52	—	—	—	—	—	—	—	—
76	43.38	38.58	33.76	26.39	19.02	11.65	4.28	—	—	—	—	—	—	—	—
77	43.09	38.12	32.98	25.26	17.55	9.83	2.12	—	—	—	—	—	—	—	—
78	42.78	37.62	32.17	24.10	16.02	7.94	—	—	—	—	—	—	—	—	—
79	42.43	37.06	31.36	22.93	14.49	6.05	—	—	—	—	—	—	—	—	—
80	42.06	36.46	30.57	21.79	13.00	4.22	—	—	—	—	—	—	—	—	—
81	41.64	35.79	29.59	20.38	11.16	1.95	—	—	—	—	—	—	—	—	—

B-29

APPENDIX A

Surrender Charge Tables

Unisex Nonsmoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
82	41.20	35.07	28.70	19.08	9.47	—	—	—	—	—	—	—	—	—	—
83	40.72	34.30	27.88	17.91	7.94	—	—	—	—	—	—	—	—	—	—
84	40.22	33.48	27.07	16.74	6.41	—	—	—	—	—	—	—	—	—	—
85	39.68	32.61	26.40	15.77	5.14	—	—	—	—	—	—	—	—	—	—

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
18	15.35	14.22	13.13	11.99	10.48	8.97	7.46	5.94	4.43	2.92	1.41	—	—	—	—
19	15.59	14.44	13.34	12.25	10.74	9.23	7.72	6.20	4.69	3.18	1.67	0.16	—	—	—
20	15.84	14.67	13.55	12.23	10.63	9.02	7.41	5.80	4.19	2.59	0.98	—	—	—	—
21	16.10	14.92	13.77	12.48	10.86	9.24	7.62	6.00	4.38	2.76	1.14	—	—	—	—
22	16.38	15.17	14.01	12.74	11.11	9.48	7.84	6.21	4.58	2.95	1.32	—	—	—	—
23	16.67	15.44	14.25	13.01	11.37	9.73	8.08	6.44	4.79	3.15	1.51	—	—	—	—
24	16.97	15.71	14.51	13.30	11.65	9.99	8.33	6.68	5.02	3.37	1.71	0.05	—	—	—
25	17.28	16.01	14.78	13.57	11.89	10.21	8.53	6.85	5.17	3.49	1.81	0.13	—	—	—
26	17.61	16.31	15.06	13.82	12.10	10.39	8.67	6.96	5.24	3.52	1.81	0.09	—	—	—
27	17.96	16.63	15.36	14.05	12.29	10.53	8.76	7.00	5.23	3.47	1.71	—	—	—	—
28	18.33	16.97	15.67	14.34	12.54	10.74	8.94	7.14	5.34	3.54	1.74	—	—	—	—
29	18.72	17.33	16.00	14.62	12.77	10.92	9.08	7.23	5.38	3.53	1.68	—	—	—	—
30	19.13	17.71	16.35	14.96	13.07	11.19	9.31	7.42	5.54	3.65	1.77	—	—	—	—
31	19.57	18.12	16.72	15.28	13.35	11.42	9.49	7.56	5.62	3.69	1.76	—	—	—	—
32	20.03	18.54	17.11	15.64	13.66	11.68	9.70	7.72	5.74	3.76	1.78	—	—	—	—
33	20.51	18.98	17.52	16.05	14.03	12.02	10.00	7.98	5.97	3.95	1.94	—	—	—	—
34	21.01	19.45	17.94	16.45	14.39	12.32	10.26	8.20	6.13	4.07	2.00	—	—	—	—
35	21.55	19.94	18.39	16.88	14.77	12.66	10.55	8.44	6.32	4.21	2.10	—	—	—	—
36	22.10	20.45	18.86	17.27	15.09	12.90	10.72	8.53	6.35	4.17	1.98	—	—	—	—
37	22.69	20.99	19.36	17.65	15.38	13.11	10.85	8.58	6.31	4.04	1.77	—	—	—	—
38	23.30	21.55	19.87	18.06	15.71	13.36	11.01	8.65	6.30	3.95	1.60	—	—	—	—
39	23.94	22.14	20.41	18.54	16.12	13.69	11.27	8.85	6.42	4.00	1.57	—	—	—	—
40	24.61	22.75	20.98	19.02	16.51	14.00	11.49	8.98	6.48	3.97	1.46	—	—	—	—
41	25.31	23.40	21.57	19.45	16.84	14.22	11.61	8.99	6.37	3.76	1.14	—	—	—	—
42	26.04	24.07	22.18	19.89	17.15	14.42	11.68	8.95	6.21	3.47	0.74	—	—	—	—
43	26.81	24.78	22.83	20.40	17.56	14.71	11.87	9.02	6.18	3.34	0.49	—	—	—	—
44	27.62	25.52	23.50	20.92	17.96	14.99	12.03	9.06	6.10	3.14	0.17	—	—	—	—
45	28.48	26.30	24.22	21.53	18.46	15.39	12.31	9.24	6.17	3.10	0.03	—	—	—	—
46	29.39	27.14	24.98	22.16	18.97	15.78	12.59	9.40	6.20	3.01	—	—	—	—	—
47	30.35	28.02	25.78	22.82	19.50	16.17	12.85	9.52	6.20	2.88	—	—	—	—	—
48	31.37	28.95	26.63	23.58	20.13	16.69	13.24	9.80	6.36	2.91	—	—	—	—	—
49	32.46	29.93	27.52	24.40	20.84	17.27	13.71	10.14	6.58	3.02	—	—	—	—	—
50	33.60	30.98	28.46	25.30	21.61	17.93	14.24	10.56	6.88	3.19	—	—	—	—	—
51	34.82	32.08	29.46	26.38	22.61	18.84	15.07	11.30	7.54	3.77	—	—	—	—	—
52	36.10	33.24	30.51	27.50	23.64	19.78	15.91	12.05	8.18	4.32	0.46	—	—	—	—
53	37.47	34.47	31.61	28.75	24.81	20.86	16.91	12.96	9.01	5.07	1.12	—	—	—	—
54	38.91	35.78	32.78	29.92	26.02	21.98	17.93	13.89	9.84	5.80	1.76	—	—	—	—
55	40.45	37.16	34.02	31.02	27.39	23.26	19.13	15.01	10.88	6.75	2.62	—	—	—	—
56	42.09	38.63	35.32	32.17	29.11	24.96	20.81	16.65	12.50	8.35	4.20	0.05	—	—	—
57	43.82	40.18	36.70	33.39	30.24	26.71	22.52	18.33	14.15	9.96	5.77	1.58	—	—	—

B-30

APPENDIX A

Surrender Charge Tables

Unisex Smoker
Age	Duration:
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15+
59	45.08	41.23	37.56	34.08	30.78	27.65	23.65	19.40	15.15	10.90	6.66	2.41	—	—	—
60	44.99	41.08	37.37	33.85	30.52	27.37	23.46	19.19	14.92	10.64	6.37	2.10	—	—	—
61	44.89	40.93	37.17	33.61	30.25	27.04	22.63	18.23	13.83	9.42	5.02	0.61	—	—	—
62	44.78	40.76	36.96	33.36	29.97	26.34	21.80	17.27	12.73	8.20	3.66	—	—	—	—
63	44.67	40.59	36.73	33.09	29.66	25.70	21.05	16.39	11.73	7.08	2.42	—	—	—	—
64	44.55	40.40	36.48	32.79	29.33	25.00	20.21	15.43	10.64	5.85	1.06	—	—	—	—
65	44.43	40.20	36.22	32.48	28.98	24.31	19.39	14.47	9.55	4.63	—	—	—	—	—
66	44.29	39.98	35.94	32.15	28.27	23.12	17.97	12.83	7.68	2.53	—	—	—	—	—
67	44.13	39.74	35.63	31.78	27.30	21.93	16.55	11.17	5.80	0.42	—	—	—	—	—
68	43.97	39.49	35.30	31.39	26.33	20.73	15.13	9.52	3.92	—	—	—	—	—	—
69	43.79	39.21	34.94	30.97	25.36	19.53	13.70	7.87	2.04	—	—	—	—	—	—
70	43.60	38.91	34.55	30.45	24.39	18.33	12.27	6.21	0.15	—	—	—	—	—	—
71	43.39	38.59	34.14	29.81	23.56	17.30	11.05	4.80	—	—	—	—	—	—	—
72	43.17	38.24	33.69	29.20	22.77	16.33	9.90	3.47	—	—	—	—	—	—	—
73	42.93	37.87	33.22	28.55	21.93	15.30	8.68	2.05	—	—	—	—	—	—	—
74	42.68	37.48	32.72	27.90	21.08	14.27	7.45	0.63	—	—	—	—	—	—	—
75	42.41	37.06	32.18	27.24	20.23	13.22	6.22	—	—	—	—	—	—	—	—
76	42.12	36.61	31.61	26.07	18.70	11.34	3.97	—	—	—	—	—	—	—	—
77	41.81	36.13	30.99	24.93	17.22	9.50	1.79	—	—	—	—	—	—	—	—
78	41.48	35.60	30.32	23.75	15.68	7.60	—	—	—	—	—	—	—	—	—
79	41.11	35.03	29.60	22.57	14.13	5.70	—	—	—	—	—	—	—	—	—
80	40.72	34.41	28.81	21.42	12.63	3.85	—	—	—	—	—	—	—	—	—

B-31

Part C

ITEM 30: Exhibits

	The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N			(1)

(b)	Custodian Agreements. Not Applicable.			N/A

(c)	Distribution Agreements.

	(c)(i)	Distribution and Service Agreement between GIAC and PAS (March 31, 2015)		(14)

	(c)(ii)	Field Representative Agreement (FRVUL)		(3)

	(c)(iii)	Agreement of Agency (FTAVUL)		(3)

	(c)(iv)	Agreement of General Agency (GAVULUL)		(3)

	(c)(v)	Memorandum of Agreement (CDM)		(3)

	(c)(vi)	Special Agreement of Agency (SPAG)		(3)

	(c)(vii)	Brokerage Agreement		(3)

	(c)(viii)	Form of GIAC Selling Agreement with Broker-Dealers (2018-Post Reg 187)		(18)

(d)	Specimen of the Flexible Premium Adjustable Variable Whole Life Insurance Policy			(14)

	(d)(i)	Policy Continuation Rider		(14)

	(d)(ii)	Whole Life Purchase Option Rider		(14)

	(d)(iii)	Guaranteed Coverage Rider		(14)

	(d)(iv)	Accidental Death Benefit Rider		(14)

	(d)(v)	Disability Benefit Rider		(14)

	(d)(vi)	Waiver of Monthly Deductions Rider		(14)

	(d)(vii)	Alternate Net Cash Surrender Value Rider		(14)

	(d)(viii)	Enhanced Accelerated Benefit Rider		(14)

	(d)(ix)	Select Security Rider (Amendment to Owner Provision)		(14)

(e)	Applications

	(e)(i)	Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.		(18)

	(e)(ii)	Application Supplement for Flexible Premium Adjustable Variable Whole Life Policy.		(7)

(f)	Certification of Incorporation and By-Laws.

	(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.		(1)

	(f)(ii)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.		(1)

	(f)(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.		(1)

(g)	Reinsurance Agreements

	(g)(i)	Reinsurance Agreement Number 3001 (including amendments through 8/1/13)		(9)

		(g)(i)(a)	Amendment to Reinsurance Agreement Number 3001 (for FSVUL 2018)	(16)

	(g)(ii)	Reinsurance Agreement Number 3002 (including amendments through 8/1/13)		(9)

(h)	Participation Agreements.

	(h)(i)	AIM/Invesco Variable Insurance Funds (1998)		(2)

		(a) Amendments to Agreement (No. 1-5) (1998-2005)		(2)

		(b) Amendment to Agreement (No. 6)		(3)

		(c) Amendment to Agreement (No. 7) (2008)		(2)

		(d) Amendment to Agreement (No. 8)		(11)

		(e) Amendment to Agreement (No. 9)		(11)

		(f) Amendment to Agreement (No. 10) (2015)		(11)

		(g) Amendment to Agreement (No. 11) (2021)		(19)

(h)(ii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008)	(17)

	(a) Amendment to Participation Agreement (2020)	(19)

(h)(iii)	Fidelity Variable Insurance Products Fund (including amendments 1-3)	(2)

	(a) Amendment #4 to Agreement (2002)	(2)

	(b) Amendment #5 to Agreement (2005)	(2)

	(c) Amendment #6 to Agreement (2008)	(2)

	(d) Amendment #7 to Agreement (2020)	(19)

(h)(iv)	Intentionally left blank

(h)(v)	Janus Aspen Series (service shares) (2000)	(3)

	(a) Amendment to Agreement (2000)	(3)

	(b) Amendment to Agreement (2008)	(3)

	(c) Amendment to Agreement (2020)	(19)

(h)(vi)	MFS Variable Insurance Trust** (2000) (as amended through 2008)	(17)

	(a) Amendment to Participation Agreement (2020)	(19)

(h)(vii)	AB Variable Products Series Fund	(2)

	(a) First Amendment to Agreement (2008)	(2)

	(b) Amendment to Agreement (No. 2)	(11)

	(c) Amendment to Agreement (No. 3)	(11)

	(d) Amendment to Agreement (No. 4)	(11)

	(e) Amendment to Agreement (No. 5) (2015)	(11)

	(f) Amendment to Agreement No.6 (2021)	(19)

(h)(viii)	Intentionally left blank	—

(h)(ix)	Intentionally left blank

(h)(x)	Intentionally left blank	—

(h)(xi)	Franklin Templeton (2002)	(2)

	(a) Amendment No. 1 (2004)	(2)

	(b) Amendment No. 2 (2007)	(2)

	(c) Amendment No. 3 (2008)	(2)

	(d) Amendment No. 4 (2013)	(11)

	(e) Amendment No. 5 (2015)	(11)

	(f) Amendment No.6 (2021)	(19)

(h)(xii)	Intentionally left blank	—

(h)(xiii)	American Century** (1998) (as amended through 2009)	(17)

	(a) Amendment to Participation Agreement (2020)	(19)

	(h)(xiv)	Intentionally left blank	—

	(h)(xv)	Intentionally left blank	—

	(h)(xvi)	PIMCO / ALLIANZ (2009)	(4)

		(a) Amendment to Participation Agreement (2021)	(19)

	(h)(xvii)	Intentionally left blank	—

	(h)(xviii)	Intentionally left blank	—

	(h)(xix)	Ivy Investment Management Company (previously Waddell & Reed, Inc.)** (2010)	(17)

		(a) Amendment to Participation Agreement (2020)	(19)

	(h)(xx)	Intentionally left blank

	(h)(xxi)	Columbia Funds	(7)

		(a) Amendment to Columbia Participation Agreement (2013)	(8)

		(b) Amendment to Columbia Participation Agreement (2021)	(19)

	(h)(xxii)	Pioneer Funds	(7)

		(a) Amendment No. 1 to Pioneer Participation Agreement (2013)	(9)

		(b) Amendment No.2 to Pioneer Participation Agreement (2020)	(19)

	(h)(xxiii)	Putnam Funds Participation Agreement (2012)	(12)

		(a) Amendment No. 1 to Putnam Funds Participation Agreement (2013)	(12)

		(b) Amendment No. 2 to Putnam Funds Participation Agreement (2015)	(12)

		(c) Amendment No. 3 to Putnam Funds Participation Agreement (2016)	(12)

		(d) Amendment No. 4 to Putnam Fund Participation Agreement (2020)	(19)

	(h)(xxiv)	Victory Capital Management Inc. (2015)	(13)

		(a) Amendment to Participation Agreement (2020)	(19)

(i)	Administrative Contracts

	(i)(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. (2007)	(1)

(j)(i)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.:

	(a)	Michael Slipowitz	(15)

	(b)	Michael Ferik	(15)

	(c)	Gordon Dinsmore (no longer applicable)	(15)

(k)	Legal Opinion.

	(k)(i)	Opinion of Richard T. Potter, Jr., Esq.	(15)

	(k)(ii)	Consent of Richard T. Potter, Jr., Esq.	(19)

(l)	Opinion and Consent of actuarial officers.		(19)

(m)	Calculation.		(19)

(n)	Consent of PricewaterhouseCoopers LLP		(19)

(o)	No financial statements are omitted.		N/A

(p)	Initial Capital Agreements.		N/A

(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.		(14)

(r)	Form of Initial Summary Prospectuses		(18)

(1)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 21, 2008
(File No. 333-151073; Accession No. 0001193125-08-120023)
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(3)

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)

(4)

Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (File No. 333-151073; Accession No. 0001193125-10-094621)

(5)

Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2011 (File No. 333-151073; Accession No. 0001193125-11-111532)

(6)	Incorporated by reference to Post-Effective No. 4 to the Registration Statement on Form N-6 filed by the Registrant on April 25, 2012 (File No. 333-148736; Accession No. 0001193125-12-181996)
(7)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 2, 2013
(File No. 333-188304; Accession No. 0001193125-13-196448)
(8)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on July 15, 2013 (File No. 333-188304; Accession No. 0001193125-13-290766)
(9)	Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 filed by the Registrant on September 27, 2013 (File No. 333-188304; Accession No. 0001193125-13-382543)
(10)	Incorporated by reference Post-Effective Amendment No. 1 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2014 (File No. 333-188304; Accession No. 0001193125-14-158833)
(11)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on

April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)

(12)	Incorporated by reference Post Effective Amendment No. 4 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2016 (File No. 333-188304; Accession No. 0001193125-16-553860)
(13)

Incorporated by reference to Post Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)

(14)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on February 9, 2018 (File No. 333-222952; Accession No. 0001193125-18-037623)
(15)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration statement on Form N-6 filed by the Registrant on May 9, 2018 (File No. 333-222952; Accession No. 0001193125-18-157034)
(16)	Incorporated by reference to Pre-Effective Amendment #2 to the Registration statement on Form N-6 filed by the Registrant on July 30, 2018 (File No. 333-222952; Accession Number 0001193125-18-231161).
(17)

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-222952; Accession Number 0001193125-19-122119)

(18)

Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on February 27, 2021 (File No. 333-222952; Accession Number 0001193125-21-046635

(19)	Filed herewith

Item 31. Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant.

Name and Principal Business Address:	Positions and Offices with Depositor
Dominique Baede 10 Hudson Yards, New York, NY 10001	Director and President
Michael Ferik 10 Hudson Yards, New York, NY 10001	Director
Kevin Molloy 10 Hudson Yards, New York, NY 10001	Director
Michael Slipowitz 10 Hudson Yards, New York, NY 10001	Director, Senior Vice President & Corporate Chief Actuary
Jean LaTorre 10 Hudson Yards, New York, NY 10001	Executive Vice President & Chief Investment Officer
Kermitt Brooks 10 Hudson Yards, New York, NY 10001	Executive Vice President & General Counsel
Harris Oliner 10 Hudson Yards, New York, NY 10001	Senior Vice President & Associate Corporate Secretary
Richard T. Potter, Jr. 10 Hudson Yards, New York, NY 10001	Senior Vice President, Counsel and Assistant Corporate Secretary
Kim Sellers 10 Hudson Yards, New York, NY 10001	Senior Vice President & Chief Tax Officer
Carl Desrochers 700 South Street, Pittsfield, MA 01201	Vice President & Chief Financial Officer
Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Chief Compliance Officer & Rule 38a-1 Chief Compliance Officer
Stuart Carlisle 100 Great Meadow Road, Wethersfield, CT 06109	Vice President, Retirement Product Fund Management
Kimberly Delaney Geissel 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Client Engagement
Jess Geller 101 Crawfords Corner Rd. Holmdel, NJ 07733	Vice President and Actuary, Individual Life
Walter R. Skinner 10 Hudson Yards, New York, NY 10001	Vice President & Treasurer
John H. Walter 10 Hudson Yards, New York, NY 10001	Vice President & Director of Finance
Nahulan Ethirveerasingam 10 Hudson Yards, New York, NY 10001	Second Vice President, Product Management, Individual Annuity, Retirement Solutions
Alex D. Borress 101 Crawfords Corner Rd. Holmdel, NJ 07733	Second Vice President and Actuary, Life and Annuity Pricing
Shawn P. McGrath 700 South Street, Pittsfield, MA 01201	Assistant Vice President, Individual Markets Financial Reporting
Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Assistant Vice President, Annuity Operations and Customer Service
Mariana Slepovitch 10 Hudson Yards, New York, NY 10001	Associate Actuary
Brenda Fischer 10 Hudson Yards, New York, NY 10001	Interim Anti-Money Laundering Officer
Sonya Crosswell Assan 10 Hudson Yards, New York, NY 10001	Corporate Secretary
Brenda L. Ahner 6255 Sterner’s Way, Bethlehem, PA 18017	Director, Variable Product Issue
Tricia Mohr 6255 Sterner’s Way, Bethlehem, PA 18017	Director, GIAC Compliance and Licensing
John J. Monahan 6255 Sterner’s Way, Bethlehem, PA 18017	Director, Policy Forms

Item 32.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor.

Page 2

First Commonwealth, Inc. (Delaware Corp.) (100% owned) ↳08/06/1999
First Commonwealth of Illinois, Inc. (Illinois Corp.) (100% owned) ↳08/06/1999
First Commonwealth of Missouri, Inc. (Missouri Corp.) (100% owned) ↳08/06/1999
Managed DentalGuard, Inc. (Ohio Corp.) (100% owned) ↳08/09/2010
First Commonwealth Insurance Company (Illinois Corp.) (100% owned) ↳08/06/1999
First Commonwealth Limited Health Services Corporation (Illinois Corp.) (100% owned) ↳08/06/1999
First Commonwealth Limited Health Services Corporation of Michigan (Michigan Corp.) (100% owned) ↳08/06/1999
Guardian India Operations Private Limited (India Corp) (99.999% owned) ↳08/01/2014
Premier Access Insurance Company (California Corp.) (100% owned) ↳08/01/2014
Avēsis Incorporated (Delaware Corp.) (100% owned) ↳01/29/2016
Premier Group, Inc. (California Corp.) (100% owned) ↳08/01/2014
Avēsis Insurance Incorporated (Arizona Corp.) (100% owned) ↳01/29/2016
Avēsis Third Party Administrators, Inc. (Arizona Corp.) (100% owned) ↳01/29/2016
Avēsis of New York, Inc. (New York Corp.) (100% owned) ↳01/29/2016
Access Dental Plan (California Corp.) (100% owned) ↳08/01/2014
Access Dental Plan of Nevada, Inc. (Nevada Corp.) (100% owned) ↳08/01/2014
Access Dental Plan of Utah, Inc. (Utah Corp) (100% owned) ↳08/01/2014
Avēsis Dental IPA, LLC (New York) (100% owned) ↳03/09/2020
Avēsis Eye Care IPA, LLC (New York) (100% owned) ↳03/09/2020

↳ The date GLIC either directly or indirectly acquired control.

Page 3[1]

The Guardian Life Insurance Company of America (New York Mutual Life Insurer)
Guardian Shores, LLC (Delaware LLC) (100% owned) ↳07/12/2010
Shores, LLC (Delaware LLC) (50% owned) ↳06/02/2010
Hanover Goodyear LLC* (Delaware LLC) 100% owned ↳02/25/2010
Guardian Park Place LLC (Delaware LLC) (100% owned) ↳07/12/2011
Guardian Quincy, LLC (Delaware LLC) (100% owned) ↳12/02/2008
Guardian Ledges, LLC (Delaware LLC) 100% owned ↳11/04/2008
Hanover Hoffman Estates LLC (Delaware LLC) (100% owned) ↳01/06/2015
Guardian Piazza D'Oro (Delaware LLC) 100% owned ↳ 09/12/2013
Airside Business Park LP (Pennsylvania LP) 25% owned) ↳10/28/1998
Seasons Lynnwood, LLC (Delaware LLC) (100% owned) ↳10/31/2014
Guardian Exchange LLC (Delaware LLC) (100% owned) ↳05/05/2016
Guardian Juanita Village, LLC* (Delaware LLC) (100% owned) ↳10/16/2012
Hanover Acquisition II LLC (Delaware LLC) (100% owned) ↳12/22/2009
Guardian Springwoods III LLC (Delaware LLC) (100% owned) ↳11/05/2019
Springwoods III Residential, LLC (Delaware LLC) (92.27% owned) ↳10/21/2019
360 S. Acacia Partnership (New York GP) (53% owned) ↳11/23/1988
Guardian Lumiere LLC (Delaware LLC) (100% owned) ↳03/18/2016
Guardian Tryon Village LLC (Delaware LLC) (100% owned) ↳07/23/2011
B.A. Ventures, LLC (New York LLC) (50% owned) ↳07/02/1997
G-M Joint Venture (Tennessee GP) (90% owned) ↳09/27/1989
Guardian Cambridge Alewife LLC (Delaware LLC) (100% owned) ↳10/09/2019
Guardian/Abbey, LLC (Delaware LLC) (100% owned) ↳07/23/2007
400 Columbus, LLC (Delaware LLC) (100% owned) ↳07/23/2007
400 Columbus II, LLC (Delaware LLC) (100% owned) ↳10/11/2007
Hanover South Barrington LLC (Delaware LLC) (100% owned) ↳03/24/2017
Berkshire Life Insurance Company of America (Massachusetts Corp.) (100% owned) ↳12/22/2000
Berkshire Acquisition LLC (Delaware LLC) (100% owned) ↳09/20/2010
Guardian Troy Court LLC (Delaware LLC) (100% owned) ↳11/20/2020
Troy Court Industrial LLC (Delaware LLC) (50% owned) ↳11/12/2020
Guardian Chelsea Place LLC (Delaware LLC) (100% owned) ↳07/27/2018
Chelsea Place Apartments LLC (Delaware LLC) (90% owned) ↳07/25/2018

(1) This chart shows subsidiaries holding primarily real estate assets

↳ The date GLIC either directly or indirectly acquired control

* Asset sold; entity to be cancelled.

Page 4

Guardian Investor Services LLC (Delaware LLC) (100% owned) ↳12/19/2001
GIS Credit Opportunities LLC (Delaware LLC) (100% owned) ↳10/01/2015
GIS Strategic Ventures, LLC (Delaware LLC) (100% owned) ↳06/4/2015
Reed Acquisitions LLC (Delaware LLC) (100% owned) ↳12/11/2015
GIS Canada Holdings Corp. (Delaware Corporation) (100% owned) ↳12/11/2015
Park Avenue Credit Opportunities LLC (Delaware LLC) (100% owned) ↳11/23/2016
Park Avenue Institutional Advisers LLC (Delaware LLC) (100% owned) ↳ 02/5/2015
Hanover Square Funding, LLC (Delaware LLC) (100% owned) ↳4/16/2014
Park Avenue Institutional Advisers CLO Ltd 2016-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (76.72% owned) ↳11/10/2015
Park Avenue Institutional Advisers CLO Ltd 2017-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳10/28/2016
Reed Group, Ltd. (Colorado Corp.) (100% owned) ↳12/31/2012
Reed Group Management LLC (Connecticut LLC) (100% owned) ↳12/31/2015
Reed Group Claim Services LLC (New York LLC) (100% owned) ↳12/31/2015
Reed Group Canada Services ULC (Canadian Unlimited Liability Company) (100% owned) ↳12/16/2015
Hanover Square Real Estate Management LLC (1) (Delaware LLC) (100% owned) ↳ 08/20/2015
Guardian Advisory Services, LLC (Delaware LLC) (100% owned) ↳ 05/21/2020
Hanover Square Real Estate Management 2 LLC (Delaware LLC) (100% owned) ↳02/02/2018
Hanover Square TAP 2 LLC (2) (Delaware LLC) (100% owned) ↳02/02/2018
Park Avenue Institutional Advisers CLO Ltd 2018-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (52.32% owned) ↳01/24/2018
Park Avenue Institutional Advisers CLO Ltd 2019-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳11/07/2018
Park Avenue Institutional Advisers CLO Ltd 2019-2 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳11/07/2018
Park Avenue Institutional Advisers CLO Ltd 2021-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% owned) ↳10/15/2020

(1) See page 5 for a chart of the subsidiaries of this entity.

(2) See page 11 for a chart of the subsidiaries of this entity.

↳ The date GLIC either directly or indirectly acquired control.

Page 5

Hanover Square Real Estate Management LLC
(Delaware LLC)
(100% owned)
↳08/20/2015
901 Hawthorne/250 Spring Lake, LLC
(Delaware LLC)
(60% owned)
↳07/27/2006
Guardian Park Potomac LLC
(Delaware LLC)
(100% owned)
↳10/3/2013
GFP Residential Holdings, LLC
(Delaware LLC)
(50% indirectly owned by Guardian through Guardian Park Potomac LLC)
↳07/17/2013
Hanover Square TAP LLC (1)
(Delaware LLC)
(100% owned)
↳10/28/15
Hanover Square LCP LLC (2)
(Delaware LLC)
(100% owned)
↳10/28/15
Willowbrook Center Joint Venture
(IL GP)
(90% owned)
↳02/21/1991
Guardian Parkside Commons LLC
(Delaware LLC)
(100% owned)
↳02/18/2004
Parkside Commons Apartments LLC
(Delaware LLC)
(90% indirectly owned by Guardian through Guardian Parkside Commons LLC)
↳04/12/2007

---

(1) See pages 6, 7, 8, 9 and 10 for charts of the subsidiaries of this entity.

(2) See page 12 for a chart of the subsidiaries of this entity.

↳ The date GLIC either directly or indirectly acquired control.

Page 6

- **Hanover Square TAP LLC** (Delaware LLC) (100% owned) ↳10/28/2015
  - **TruAmerica Workforce Housing Fund 1-A, L.P.** (Delaware LLC) (100% owned) ↳08/28/2019
    - **TruAmerica Workforce Housing Fund L.P.** (Delaware LLC) (100% owned) ↳11/12/2019
      - **Tropicana 5324 Fee Owner LLC** (Delaware LLC) (100% owned) ↳01/22/2020
      - **Calibre Crest Fee Owner LLC** (Delaware LLC) (100% owned) ↳11/20/2019
  - **Guardian Deasil Holdings, LLC*** (Delaware LLC) (100% owned) ↳12/18/2014
    - **Deasil Land Partners LLC*** (Delaware LLC) 15.35% indirectly owned by GLIC (11.39% through Guardian Deasil Holdings LLC and 3.9612% through Deasil Manager LLC) ↳11/25/2014
  - **TruAmerica Properties II LLC** (1) (Delaware LLC) (40% owned) ↳05/08/2014
    - **Deasil Manager LLC*** (Delaware LLC) (39.61% indirectly owned by GLIC through TruAmerica Properties II LLC) ↳11/25/2014
      - Deasil Land Partners LLC*
    - **Deasil Lender LLC*** (Delaware LLC) (39.61% indirectly owned by GLIC through TruAmerica Properties II LLC) ↳12/19/2014
  - **TruAmerica Properties IV LLC** (Delaware LLC) (90% indirectly owned by GLIC) ↳08/21/2020
    - **Indian Trail LL LLC** (Delaware LLC) (90% owned) ↳10/30/2020
    - **Indian Trail Manager LLC** (Delaware LLC) (72.02% owned) ↳10/30/2020
    - **Country Place Manager LLC** (Delaware LLC) (72.05% owned) ↳11/05/2020
    - **TA Anchor 2 Manager LLC** (Delaware LLC) (90% owned) ↳10/15/2020
    - **Grand Pointe Manager LLC** (Delaware LLC) (72.72% owned) ↳11/25/2020
    - **TA Holdings Indian Trail LLC** (Delaware LLC) (90% owned) ↳10/30/2020

---

(1) See pages 7 and 9 for additional subsidiaries of this entity.

* Asset sold; entity to be cancelled.

↳ The date GLIC either directly or indirectly acquired control.

Page 7

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
10/28/2015
TruAmerica Properties Alberta LLC
(DE LLC)
(90% owned)
02/14/2020
Guardian Lowry LLC
(Delaware LLC)
(100% owned)
05/28/2014
TruAmerica Properties II LLC ("TAP II")
(Delaware LLC)
(40% owned)
05/08/2014
Russell Mesa Fee Owner LLC
(DE LLC)
(72.69% owned)
09/09/2020
TA Alberta GP LLC
(DE LLC)
(90% owned)
02/10/2020
TA Alberta Investor LLC
(DE LLC)
(72.69% owned)
02/10/2020
Monaco Parkway Manager LLC (Delaware LLC)
37% indirectly owned by GLIC through TAP II
(92 % owned by TAP II)
05/07/2014
Monaco Parkway Land Partners LLC
(Delaware LLC)
(25% owned by Guardian Lowry LLC; 10% owned by Monaco Parkway Manager LLC)
05/07/2014
Monaco Parkway Fee Owner LLC
(Delaware LLC)
25% indirectly owned by GLIC through Guardian Lowry LLC plus 3.7% indirectly owned by Guardian through TAP II
(100% owned by Monaco Parkway Land Partners LLC)
05/07/2014
Firdale Avenue Manager LLC
(DE LLC)
(40.00% owned)
4/13/2015
Apple Creek Manager LLC
(DE LLC)
(40.00% owned)
6/8/2015
Russell Bay Manager LLC
(DE LLC)
(36.05% owned)
1/4/2016
Trevi Manager LLC
(DE LLC)
(40.00% owned)
9/17/2015
Avondale Gateway Manager LLC
(DE LLC)
(45.00% owned)
5/7/2017
Grand Terrace Manager LLC
(DE LLC)
(36.00% owned)
9/9/2016
Tenaya Lucia Manager LLC
(DE LLC)
(40.62% owned)
7/13/2017
Eagle Rose Manager LLC
(DE LLC)
(42.26% owned)
5/11/2017
McClintock Bell Manager LLC
(DE LLC)
(40.00% owned)
3/24/2016
Montair Walden Manager LLC
(DE LLC)
(40.60% owned)
11/20/2017
Mercury Lender LLC
(DE LLC)
(39.60% owned)
7/10/2015
Cherry Creek Manager LLC
(DE LLC)
(36.00% owned)
8/8/2015
Deasil Lender LLC
(DE LLC)
(39.61% owned)
12/19/2014

The date GLIC either directly or indirectly acquired control.

Page 8

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
↳10/28/2015
Guardian SLC Redwood Holdings II LLC
(Delaware LLC)
(100% owned)
↳10/8/2015
Guardian SLC Redwood Holdings LLC
(Delaware LLC)
(100% owned)
↳09/17/2015
TruAmerica Properties LLC (1)
(Delaware LLC)
(80% owned)
↳04/02/2013
Redwood Land Partners LLC
(Delaware LLC)
(10% owned by Redwood TA Manager LLC)
(90% owned by Guardian SLC Redwood Holdings LLC)
↳08/26/2015
Redwood TA Manager LLC
(Delaware LLC)
(80% owned)
↳08/26/2015
SLC Somerset Village Fee Owner LLC
(Delaware LLC)
(100% owned)
(98% indirectly owned by GLIC)
↳08/26/2015
Redwood Land Partners II LLC
(Delaware LLC)
(10% owned by Redwood TA II Manager LLC)
(90% owned by Guardian SLC Redwood Holdings II LLC)
(98% indirectly owned by GLIC)
↳10/07/2015
Redwood TA Manager II LLC
(Delaware LLC)
(80% owned)
↳10/07/2015
SLC Southwillow Fee Owner LLC
(Delaware LLC)
(100% owned)
(98% indirectly owned by GLIC)
↳08/26/2015

---

(1) See page 10 for additional subsidiaries of this entity.

↳ The date GLIC either directly or indirectly acquired control.

Page 9

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
↳10/28/2015
TruAmerica Multifamily LLC
(Delaware LLC)
(80% owned)
↳04/02/2013
Guardian Mercury-Gemini Holdings LLC
(Delaware LLC)
(100% owned)
↳08/06/2015
TruAmerica Properties II LLC
(Delaware LLC)
(40% owned)
↳05/8/2014
Mercury TA Manager LLC, a Delaware LLC
(Delaware LLC)
(39.598% indirectly owned by GLIC
through TruAmerica Properties II LLC)
↳07/10/2015
Mercury Lender LLC
(Delaware LLC)
(39.598% indirectly owned by GLIC through
TruAmerica Properties II LLC)
↳07/10/2015
Mercury Land Partners LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
(11.39% through Guardian Mercury-Gemini Holdings LLC
and 3.9598% through Mercury TA Manager LLC)
↳07/10/2015
Mercury Village Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by
GLIC through Mercury Land
Partners LLC
↳07/10/2015
Mercury Hanover Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by
GLIC through Mercury Land
Partners LLC
↳07/10/2015
Mercury Township Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by
GLIC through Mercury Land
Partners LLC
↳07/10/2015
Mercury Commons Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by
GLIC through Mercury Land
Partners LLC
↳07/10/2015
Mercury Constellation Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/10/2015
Mercury Windsor Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by
GLIC through Mercury Land
Partners LLC
↳07/10/2015
Gemini Alderwood Park Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015
Gemini Ridgegate Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015
Gemini Wellington Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015
Gemini Bridge Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015
Gemini Boulder Creek Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015
Gemini Settlers Point Fee Owner LLC
(Delaware LLC)
15.3498% indirectly owned by GLIC
through Mercury Land Partners LLC
↳07/30/2015

* Asset sold; entity to be cancelled.
↳ The date GLIC either directly or indirectly acquired control.

Page 10

Hanover Square TAP LLC
(Delaware LLC)
(100% owned)
↳10/28/2015
TruAmerica Properties LLC
(Delaware LLC)
(80% owned)
↳04/02/2013
U.S. REIF Paradise Valley Manager, LLC *
(Delaware LLC)
(72% owned)
↳05/23/2014
Sierra Ridge Manager LLC
(Delaware LLC)
(78.63% owned)
↳08/01/2014
U.S. REIF Sierra Ridge Venture, LLC
(Delaware LLC)
(11.79% owned)
↳08/07/2014
Sierra Ridge Operator LLC
(Delaware LLC)
(78.63% owned)
↳08/01/2014
U.S. REIF Sierra Ridge CA LP
(Delaware limited partnership)
(11.79% owned)
↳08/18/2014
U.S. REIF Westhaven Apartments Manager LLC
(Delaware LLC)
(78.17% owned)
↳01/28/2014
U.S. REIF Westhaven Apartments Venture, LLC
(Delaware LLC)
(11.72% owned)
↳01/24/2014
U.S. REIF Westhaven Apartments Washington, LLC
(Delaware LLC)
(11.72% owned)
↳01/24/2014
Oasis Manager LLC
(Delaware LLC)
(74% owned)
↳07/15/2016
Oasis Land Partners LLC
(Delaware LLC)
(11.1% owned)
↳07/15/2016
Oasis Rainbow Fee Owner LLC
(Delaware LLC)
(11.1% owned)
↳07/15/2016
Oasis Vegas Fee Owner LLC
(Delaware LLC)
(11.1% owned)
↳07/15/2016
Oasis Jones Fee Owner LLC
(Delaware LLC)
(11.1% owned)
↳07/15/2016
AXIS Manager LLC
(Delaware LLC)
(75.69% owned)
↳03/01/2016
AXIS Land Partners LLC
(Delaware LLC)
(11.35% owned)
↳03/01/2016
AXIS Fee Owner LLC
(Delaware LLC)
(11.35% owned)
↳03/01/2016
Mariner Manager LLC
(Delaware LLC)
(80% owned)
↳04/04/2016
Mariner Land Partners LLC
(Delaware LLC)
(12% owned)
↳04/04/2016
Mariner Bayshore Fee Owner LLC
(Delaware LLC)
(12% owned)
↳04/04/2016
Mariner Sherwood Fee Owner LLC
(Delaware LLC)
(12% owned)
↳04/04/2016
Mariner Southfield Fee Owner LLC
(Delaware LLC)
(12% owned)
↳04/04/2016
Cabot Manager LLC
(DE LLC)
(72.25% owned)
7/2/2015
Oriole Baltimore Manager LLC
(DE LLC)
(80.00% owned)
9/20/2016
Point Sylvan Manager LLC
(DE LLC)
(72.03% owned)
4/26/2017
Sienna Vista Manager LLC
(DE LLC)
(68.83% owned)
6/26/2017
Ashley Lake Manager LLC
(DE LLC)
(72.16% owned)
5/11/2017
Villa Rita Manager LLC
(DE LLC)
(76.24% owned)
6/4/2014
Highpointe Manager LLC
(DE LLC)
(80.00% owned)
11/10/2015
Vermont Avenue Manager LLC
(DE LLC)
(80.00% owned)
6/25/2014
Falcon Pines Manager LLC
(DE LLC)
(72.94% owned)
9/14/2017
Erwin St Manager LLC
(DE LLC)
(80.00% owned)
11/20/2015

* Asset sold; entity to be cancelled.

↳ The date GLIC either directly or indirectly acquired control.

Page 11

Hanover Square TAP 2 LLC (Delaware LLC) (100% owned) ↳02/02/2018
TruAmerica Properties III LLC (Delaware LLC) (90% owned) ↳01/08/2018
Goldenrod Manager LLC (Delaware LLC) (72% owned) ↳ 01/15/2020
TA Holdings Goldenrod LLC (Delaware LLC) (90% owned) ↳01/21/2020
Goldenrod LL LLC (Delaware LLC) (90% owned) ↳02/23/2020
Astor Park Manager LLC (DE LLC) (80.34% owned) 12/20/2017
Pacific Shores Manager LLC (DE LLC) (87.42% owned) 1/10/2020
TA Clearwater Manager LLC (DE LLC) (72.30% owned) 3/13/2018
TRU MF Manager LLC (DE LLC) (82.51% owned) 4/10/2018
TRU MF Manager II LLC (DE LLC) (84.23% owned) 3/12/2019
Trolley 8727 Manager LLC (DE LLC) (90.00% owned) 6/12/2018
Little River Manager LLC (DE LLC) (72.17% owned) 08/13/2020
Corte Bella TA Manager LLC (DE LLC) (90.00% owned) 7/24/2018
Solis FL Manager LLC (DE LLC) (73.24% owned) 7/11/2018
Warm Springs Manager LLC (DE LLC) (83.22% owned) 8/13/2018
Retreat Manager LLC (DE LLC) (72.34% owned) 8/31/2018
TA Country Lake Manager LLC (DE LLC) (79.60% owned) 10/1/2018
Baseline Mills Manager LLC (DE LLC) (72.08% owned) 11/29/2018
Tesoro Ranch Manager LLC (DE LLC) (84.63% owned) 11/13/2018
McGill Manager LLC (DE LLC) (87.03% owned) 11/19/2018
Highlands GT Manager, LLC (DE LLC) (72.06% owned) 08/26/2020
Paces Ferry Manager LLC (DE LLC) (87.41% owned) 11/19/2018
South Kirkman Manager LLC (DE LLC) (84.27% owned) 12/21/2018
Lowell Heights Manager LLC (DE LLC) (82.89% owned) 1/24/2019
Timacuan Manager LLC (DE LLC) (84.99% owned) 02/05/2019
Sweetwater Vintage Manager LLC (DE LLC) (85.75% owned) 04/16/2019
Allanza Manager LLC (DE LLC) (82.67% owned) 04/23/2019
Runaway Lakes Manager LLC (DE LLC) (78.33% owned) 05/10/2019
Covington Manager LLC (DE LLC) (73.97% owned) 07/01/2019
McMullen Booth Manager, LLC (DE LLC) (72.40% owned) 08/13/2020
North Raleigh TA Manager LLC (DE LLC) (86.72% owned) 7/16/2019
Satellite Blvd Manager LLC (DE LLC) (75.33% owned) 8/5/2019
Puyallup Townhomes Manager LLC (DE LLC) (72.61% owned) 7/15/2019
Magnolia Ridge Manager LLC (DE LLC) (87.22% owned) 9/24/2019
Rancho Presidio Manager LLC (DE LLC) (86.27% owned 11/26/2019
Bayou Point Manager LLC (DE LLC) (72.30% owned) 10/24/2019
TA Holdings Bayou Point LLC (DE LLC) (90.00% owned) 10/31/2019
Central Park Manager LLC (DE LLC) (72.46% owned) 11/15/2017
Central Park Manager II LLC (DE LLC) (83.62 % owned) 9/12/2019
Bayou Point LL LLC (DE LLC) (90.00% owned) 10/31/2019

---

↳ The date GLIC either directly or indirectly acquired control.

Page 12

- Hanover Square LCP LLC (Delaware LLC) (100% owned) ↳10/28/2015
  - Guardian LCP Commercial I LLC (Delaware LLC) (100% owned) ↳04/11/2012
  - Guardian Broadshore Capital Co-Investment LLC (Delaware LLC.) (100% owned) ↳12/13/2019
    - Broadshore Capital Co-Investment LLC (Delaware LLC.) (100% owned) ↳12/13/2019
      - BCP TFO Member, LLC (Delaware LLC) (100% owned) ↳01/21/2020
  - Guardian CapCo, LLC (Delaware LLC) (100% owned) ↳06/16/2010
    - Lowe Capital Partners, LLC (2) (Delaware LLC) (80% owned) ↳06/28/2010
  - Guardian Broadshore, LLC (5) (Delaware LLC.) (100% owned) ↳06/16/2010
    - Broadshore Capital Partners, LLC (1) (4) (Delaware LLC) (84.21% owned) ↳08/19/2010
  - Guardian LCP Hospitality I LLC (Delaware LLC) (100% owned) ↳06/01/2011
    - LEI LCP-GL, LLC (Delaware LLC) (3) (95% owned) (75% indirectly owned by Guardian through Guardian LCP Hospitality I LLC and 20% indirectly owned by GLIC through Lowe Capital Partners, LLC) ↳04/25/2011
      - LEI AI-GL Hotels, LLC (3) (Delaware LLC) (33% owned) ↳04/05/2011
  - Guardian LCP2A, LLC (Delaware LLC) (100% owned) ↳09/26/2014
    - Lowe Capital Partners 2A, LLC (Delaware LLC) (93.33% owned) ↳10/17/2014
      - LCP 2A LEI-ARE Intermediate, LLC (Delaware LLC) (93.33% owned) ↳09/25/2104
        - LCP-ARE Investor, LLC (3) (Delaware LLC) (88.89% owned) (62.25% indirectly owned by GLIC through LCP 2A-ARE Intermediate, LLC and 26.64% owned by Guardian through LCP Holly Dive Intermediate, LLC) ↳ 01/29/2014
  - Guardian LCP Hospitality Finance LLC (Delaware LLC) (100% owned) ↳03/29/2012
    - LEI LCP-GL II, LLC (Delaware LLC) (73% owned) ↳03/21/2011
  - Guardian LEI Co-Investment, LLC (Delaware LLC) (100% owned) ↳09/20/2016
    - LEI Co-Investment, LLC (Delaware LLC) (80% owned) ↳09/15/2016
  - Guardian LCP2B, LLC (Delaware LLC) (100% owned) ↳12/16/2014
    - Lowe Capital Partners 2B, LLC (Delaware LLC) (50% owned) ↳03/06/2014
      - LCP2B RS Intermediate, LLC (Delaware LLC) (50% owned) ↳08-18-2016
        - MM Museum LLC (Delaware LLC) (21.5% owned) ↳06/12/2019
      - San Diego IDEA Investor, LLC (Delaware LLC) (50% owned) ↳06/19/2013
      - LCP2B Violet Street Intermediate, LLC (Delaware LLC) (50% owned) ↳06/01/2015
        - Violet Street Investor, LLC (Delaware LLC) (10% owned) ↳04/23/2015
      - LCP2B RTC 74th Street Intermediate, LLC (Delaware LLC) (50% owned) ↳07/23/2015
      - LCP2B 3000 Broadway Intermediate, LLC (Delaware LLC) (50% owned) ↳09/23/2016
  - Guardian LEI Co-Investment 2, LLC (Delaware LLC) (100% owned) ↳11/03/2017
    - LEI Co-Investment 2 LLC (Delaware LLC) (100% owned) ↳12/14/2017

---

(1) Entity formerly known as Lowe Enterprises Investment Management, LLC (Feb 2019 name changed); actual ownership percentage varies based on employee equity ownership but will not be less than 80%.

(2) See page 13 for a chart of the subsidiaries of this entity.

(3) This entity also appears on page 13.

(4) See page 14 for a chart of the subsidiaries of this entity.

(5) Entity formerly known as Guardian LEIM, LLC (March 2019 name change).

↳ The date GLIC either directly or indirectly acquired control.

Page 13

Lowe Capital Partners, LLC
(Delaware LLC)
(80% owned)
↳06/28/2010
San Diego TC Investor, LLC
(Delaware LLC)
(80% owned)
↳01/30/2012
San Diego Circle, LLC
(Delaware LLC)
(80% owned)
↳04/23/2014
Valley Circle Venture, LLC
(Delaware LLC)
(12.2% owned)
↳05/31/2019
LCP Culver City Intermediate, LLC
(Delaware LLC)
(48% owned)
↳08/22/2014
Culver City Triangle Investor, LLC
(Delaware LLC)
(15.9 % owned)
↳06/19/2013
LCP East Second Intermediate, LLC
(Delaware LLC)
(80% owned)
↳07/30/2013
LCP Seneca Street Intermediate, LLC
(Delaware LLC)
(80% owned)
↳09/19/2013
Seneca Street Developer, LLC
(Delaware LLC)
(80% owned)
↳09/19/2013
LCP WSR Intermediate, LLC
(Delaware LLC)
(80% owned)
↳01/31/2012
LEI LCP-GL II, LLC
(Delaware LLC)
(21.4% owned)
↳03/21/2012
LCP Eldorado Intermediate, LLC
(Delaware LLC)
(80% owned)
↳06/15/2012
LCP Suncadia Intermediate, LLC
(Delaware LLC)
(80% owned)
↳03/28/2012
Suncadia Capital, LLC
(Delaware LLC)
(46.4% owned)
↳03/28/2012
Suncadia Operating Member, LLC
(Delaware LLC)
(46.4% owned)
↳03/22/2012
LCP Holly Drive Intermediate, LLC
(Delaware LLC)
(80% owned)
↳01/16/2014
LCP-ARE Investor, LLC (1)
(Delaware LLC)
(88.89 % owned)
(62.25% indirectly owned by GLIC through
LCP 2A-ARE Intermediate, LLC and 26.64%
owned by Guardian through LCP Holly Dive
Intermediate, LLC)
↳01/29/2014
LEI LCP-GL, LLC (1)
(Delaware LLC)
(95 % owned)
(20% indirectly owned by GLIC through Lowe Capital Partners, LLC and
75% indirectly owned by GLIC through Guardian LCP Hospitality I LLC)
↳04/25/2011
LEI AI-GL Hotels, LLC (1)
(Delaware LLC)
(33% owned)
↳04/05/2011

(1) This entity also appears on page 12.

↳ The date GLIC either directly or indirectly acquired control.

Page 14

- **Broadshore Capital Partners, LLC** (Delaware LLC) (84.21% owned) ↳08/19/2010
  - LEIM West Loop, LLC (Delaware LLC) (84.21% owned) ↳04/20/2012
  - LEIM Seattle, LLC (Delaware LLC) (84.21% owned) ↳05/04/2011
  - LEIM L-O Manager, LLC (Delaware LLC) (84.21% owned) ↳09/29/2011
  - LEI Keystone Holding, LLC (Delaware LLC) (84.21% owned) ↳06/25/2012
  - LEIM-ARE Manager, LLC (Delaware LLC) (84.21% owned) ↳01/29/2014
  - LEIM-FA Manager, LLC (Delaware LLC) (84.21% owned) ↳12/30/2014
  - LEIM-ALB Manager, LLC (Delaware LLC) (84.21% owned) ↳04/25/2015
  - LEIM TFO Manager, LLC (Delaware LLC) (84.21% owned) ↳12/13/2016
  - LEIM-CIG Manager, LLC (Delaware LLC) (84.21% owned) ↳07/27/2016
  - LEIM LEGIA Manager LLC (Delaware LLC) (84.21% owned) ↳08/15/2017
  - LEIM SS-LEI Manager, LLC (Delaware LLC) (84.21% owned) ↳07/14/2017
  - LEIM BFQ Manager, LLC (Delaware LLC) (84.21% owned) ↳05/01/2017
  - LEIM USHV Manager, LLC (Delaware LLC) (84.21% owned) ↳08/25/2017
  - Broadshore Capital CV LLC (Delaware LLC) (84.21% owned) ↳12/13/2019
  - BCP Atlantic Manager, LLC (Delaware LLC) (84.21% owned) ↳12/19/2019
  - BCP TFO Manager, LLC (Delaware LLC) (84.21% owned) ↳01/21/2020

---

↳ The date GLIC either directly or indirectly acquired control.

Item	33. Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item	34. Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS.

OFFICER	OFFICER TITLE
Marianne Caswell 10 Hudson Yards, New York, NY 10001	Board Manager & President
Michael Ferik 10 Hudson Yards, New York, NY 10001	Board Manager
Leyla Lesina 10 Hudson Yards, New York, NY 10001	Board Manager
Kevin Molloy 10 Hudson Yards, New York, NY 10001	Board Manager
Harris Oliner 10 Hudson Yards, New York, NY 10001	Senior Vice President, Associate Corporate Secretary
Richard T. Potter, Jr. 10 Hudson Yards, New York, NY 10001	Vice President, Counsel and Assistant Corporate Secretary
Carly Maher 10 Hudson Yards, New York, NY 10001	Vice President, Operating Officer
Joseph Fuschillo 10 Hudson Yards, New York, NY 10001	Vice President, Head of Business Development
Amandah Greiling 6255 Sterner’s Way, Bethlehem, PA 18017	Vice President, Enterprise Customer Service
John Guthery 700 South Street, Pittsfield, MA 01201	Vice President, Head of Product, Research & Sponsor Relations
Michael Kryza 100 First Stamford Place Stamford, CT 06902	Vice President, Business Development, Group
Joshua Hergan 10 Hudson Yards, New York, NY 10001	Second Vice President & General Counsel
Thomas Drogan 10 Hudson Yards, New York, NY 10001	Second Vice President & Chief Compliance Officer
Shawn McGrath 700 South Street, Pittsfield, MA 01201	Second Vice President, Individual Markets Controller
Allen Boggs 10 Hudson Yards, New York, NY 10001	Second Vice President, Supervision and Business Risk
Michael Ryniker 10 Hudson Yards, New York, NY 10001	Assistant Vice President, Operations
Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Assistant Vice President, Head of Wealth Management and Annuity Operations
Sonya Crosswell Assan 10 Hudson Yards, New York, NY 10001	Corporate Secretary
Jason Eskenazi 10 Hudson Yards, New York, NY 10001	Manager, Business Development
Yossi Rosanel 10 Hudson Yards, New York, NY 10001	Director, Financial and Operations Principal
Robert D. Grauer 10 Hudson Yards, New York, NY 10001	Assistant Corporate Secretary
Brian Hagan 101 Crawfords Corner Rd, Holmdel, PA 07733	Anti-Money Laundering Compliance Officer

(c) PAS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item	35. Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 10 Hudson Yards, New York, New York 10001.

Item	36. Management Services

None.

Item	37. Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account N has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Ridgewood, New Jersey in the capacity and on the date indicated.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

By:	/s/Richard T. Potter, Jr.
Richard T. Potter, Jr. Senior Vice President, Counsel & Assistant Corporate Secretary of The Guardian Insurance & Annuity Company, Inc.

Date:	4/26/21

Time:	3:15:04 PM

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/Richard T. Potter, Jr.
Richard T. Potter, Jr. Senior Vice President, Counsel & Assistant Corporate Secretary

Date:	4/26/21

Time:	3:15:04 PM

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the dates indicated.

	/s/Dominique Baede	President & Director	Date: 4/26/21 Time: 3:58:39 PM
Dominique Baede

	/s/Carl Desrochers	Vice President,	Date: 4/26/21 Time: 4:02:51 PM
	Carl Desrochers	& Chief Financial Officer

	/s/Richard T. Potter, Jr.	Director	Date: 4/26/21 Time: 3:15:04 PM
Michael N. Ferik*

	/s/Kevin Molloy	Director	Date: 4/26/21 Time: 4:11:02 PM
Kevin Molloy

	/s/Richard T. Potter, Jr.	Senior Vice President,	Date: 4/26/21 Time: 3:15:04 PM
	Michael Slipowitz*	Corporate Chief Actuary
& Director

* By:	/s/Richard T. Potter, Jr.		Date: 4/26/21 Time: 3:15:04 PM
Richard T. Potter, Jr.,
as agent pursuant to power of attorney

The Guardian Separate Account N

Exhibit Index

Exhibit Number	Description

(h)(i)(g)	Amendment to Agreement (No. 11) (2021)

(h)(ii)(a)	Amendment to Participation Agreement (2020)

(h)(iii)(d)	Amendment #7 to Agreement (2020)

(h)(v)(c)	Amendment to Agreement (2020)

(h)(vi)(a)	Amendment to Participation Agreement (2020)

(h)(vii)(f)	Amendment to Agreement No.6 (2021)

(h)(xi)(f)	Amendment No.6 (2021)

(h)(xiii)(a)	Amendment to Participation Agreement (2020)

(h)(xvi)(a)	Amendment to Participation Agreement (2021)

(h)(xix)(a)	Amendment to Participation Agreement (2020)

(h)(xxi)(b)	Amendment to Columbia Participation Agreement (2021)

(h)(xxii)(b)	Amendment No.2 to Pioneer Participation Agreement (2020)

(h)(xxiii)(d)	Amendment No. 4 to Putnam Fund Participation Agreement (2020)

(h)(xxiv)(a)	Amendment to Participation Agreement (2020)

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officers

(m)	Calculation

(n)	Consent of PricewaterhouseCoopers LLP